As filed with the Securities and Exchange Commission on January 4, 2011
1940 Act File No. 811-[____]

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(Check appropriate box or boxes)

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ ]   Amendment No. __

ASGI CORBIN MULTI-STRATEGY FUND, LLC
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Exact Name of Registrant as Specified in Charter

C/O ALTERNATIVE STRATEGIES GROUP, INC.
401 SOUTH TRYON STREET
CHARLOTTE, NC 28202
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Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code (866) 440-7460
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LLOYD LIPSETT
WELLS FARGO LAW DEPARTMENT
J9201-261
200 BERKELEY STREET
BOSTON, MA 02116

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Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

MARK P. GOSHKO
REBECCA O’BRIEN RADFORD
K&L GATES LLP
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MA 02111

EXPLANATORY NOTE

This Registration Statement of ASGI Corbin Multi-Strategy Fund, LLC (the “Registrant”) has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”).  However, units of beneficial interest of the Registrant (“Units”) have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and such Units will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act.  Investments in the Registrant may only be made by entities or persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act.  This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, Units of the Registrant.

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Form N-2
CROSS-REFERENCE SHEET
Parts A and B of the Private Placement Memorandum

Items in Part A and B of Form N-2		Location in Private Placement Memorandum

1.	Outside Front Cover	Front Cover Page of Private Placement Memorandum

2.	Cover Pages, Other Offering Information	Front Cover Page of Private Placement Memorandum

3.	Fee Table and Synopsis	Summary of Fees and Expenses

4.	Financial Highlights	Not Applicable

5.	Plan of Distribution	Front Cover Page of Private Placement Memorandum; Memorandum Summary; Distribution Policy

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	Memorandum Summary; Investment Program of the Fund; Use of Proceeds

8.	General Description of the Registrant	Front Cover Page of Private Placement Memorandum; Memorandum Summary; The Fund; Investment Program of the Fund; Risk Factors; Subscriptions for Units; Repurchases and Transfers of Units; Voting

9.	Management	Memorandum Summary; Management; The Adviser and the Subadviser; Fees and Expenses; Control Persons; Brokerage

10.	Capital Stock, Long-Term Debt, and other Securities	Subscriptions for Units; Repurchases and Transfers of Units; Voting; Taxes; Distribution Policy

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Statement of Additional Information	Not Applicable

14. 15.	Cover Page Table of Contents of SAI	Not Applicable Not Applicable

16.	General Information and History	Memorandum Summary; The Fund

17.	Investment Objective and Policies	Memorandum Summary; Investment Program of the Fund

18.	Management	Memorandum Summary; Management

19.	Control Persons and Principal Holders of Securities	Management; Control Persons

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20.	Investment Advisory and Other Services	Memorandum Summary; The Adviser and the Subadviser; Fees and Expenses

21.	Portfolio Managers	The Adviser and the Subadviser

22.	Brokerage Allocation and Other Practices	Brokerage

23.	Tax Status	Taxes

24.	Financial Statements	Financial Statements

4

DO NOT COPY OR CIRCULATE	COPY NO. _____

ASGI Corbin Multi-Strategy Fund, LLC

Private Placement Memorandum

Effective January 4, 2011

THE UNITS OF LIMITED LIABILITY COMPANY INTEREST (“UNITS”) IN ASGI CORBIN MULTI-STRATEGY FUND, LLC (THE “FUND”) ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“1933 ACT”), IN RELIANCE ON THE PROVISIONS OF REGULATION D UNDER THE 1933 ACT. THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND GENERALLY MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM, AND AS PERMITTED IN THE FUND’S LIMITED LIABILITY COMPANY AGREEMENT (THE “LLC AGREEMENT”).

THE UNITS ARE SPECULATIVE, ILLIQUID, INVOLVE SIGNIFICANT RISK AND ARE SUITABLE ONLY FOR A LIMITED PORTION OF A PORTFOLIO.  INVESTORS COULD LOSE ALL OR SUBSTANTIALLY ALL OF THEIR INVESTMENT IN THE FUND.  SEE “RISK FACTORS” HEREIN.

INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN UNITS FOR AN INDEFINITE PERIOD OF TIME. TO PROVIDE A LIMITED DEGREE OF LIQUIDITY TO HOLDERS OF UNITS (“UNITHOLDERS”), THE FUND MAY FROM TIME TO TIME OFFER TO REPURCHASE UNITS PURSUANT TO WRITTEN TENDERS BY UNITHOLDERS. REPURCHASES WILL BE MADE AT SUCH TIMES, IN SUCH AMOUNTS, AND ON SUCH TERMS AS MAY BE DETERMINED BY THE FUND’S BOARD OF MANAGERS, IN ITS SOLE DISCRETION. HOWEVER, UNITHOLDERS DO NOT HAVE THE RIGHT TO REQUIRE THE FUND TO REDEEM ANY OR ALL OF THEIR UNITS IN THE FUND.

PROSPECTIVE INVESTORS IN THE FUND SHOULD INFORM THEMSELVES AS TO THE LEGAL REQUIREMENTS AND TAX CONSEQUENCES OF THE ACQUISITION, HOLDING AND DISPOSAL OF UNITS. IF YOU ARE IN DOUBT ABOUT THE CONTENTS OF THIS PRIVATE PLACEMENT MEMORANDUM (“MEMORANDUM”), YOU SHOULD CONSULT YOUR ATTORNEY, ACCOUNTANT OR OTHER FINANCIAL ADVISER.

       THE FUND IS REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF THE FUND AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. ALTHOUGH UNITS ARE NOT REGISTERED UNDER THE 1933 ACT, THIS MEMORANDUM HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). HOWEVER, NONE OF THE SEC, ANY OTHER STATE OR FEDERAL GOVERNMENTAL AGENCY OR ANY NATIONAL SECURITIES EXCHANGE OR ANY GOVERNMENTAL AGENCY OR EXCHANGE OF ANY OTHER JURISDICTION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE UNITS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNITS ARE SUITABLE ONLY FOR SOPHISTICATED INVESTORS FOR WHOM AN INVESTMENT IN THE FUND DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND WHO FULLY UNDERSTAND AND ARE WILLING TO ASSUME THE RISKS INVOLVED IN THE FUND’S INVESTMENT STRATEGY.  THE FUND’S INVESTMENT PRACTICES, BY THEIR NATURE, MAY BE CONSIDERED TO INVOLVE A HIGH DEGREE OF RISK. IT IS POSSIBLE THAT A UNITHOLDER MAY LOSE SOME OR ALL OF ITS INVESTMENT AND THAT THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.  SHORT-TERM PROSPECTIVE UNITHOLDERS, PROSPECTIVE UNITHOLDERS WITH IMMEDIATE LIQUIDITY NEEDS AND PROSPECTIVE UNITHOLDERS WHO CANNOT BEAR THE LOSS OF SOME OR ALL OF THEIR INVESTMENT OR THE RISKS ASSOCIATED WITH THE LIMITED LIQUIDITY OF AN INVESTMENT IN THE FUND SHOULD NOT INVEST IN THE FUND. SEE “INVESTMENT PROGRAM OF THE FUND” AND “RISK FACTORS” FOR MORE INFORMATION.

THE CONTENTS OF THIS MEMORANDUM SHOULD NOT BE CONSIDERED LEGAL OR TAX ADVICE, AND PROSPECTIVE INVESTORS SHOULD CONSULT WITH THEIR OWN COUNSEL AND FINANCIAL ADVISERS AS TO ALL MATTERS CONCERNING AN INVESTMENT IN UNITS. THE TERMS OF THIS MEMORANDUM ARE QUALIFIED IN THEIR ENTIRETY BY THE FUND’S LLC AGREEMENT.

NO PERSON OTHER THAN ALTERNATIVE STRATEGIES GROUP, INC. (THE “ADVISER”) HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATION, OR GIVE ANY INFORMATION, WITH RESPECT TO THE FUND, EXCEPT THE INFORMATION CONTAINED HEREIN AND IN OTHER DOCUMENTS DISTRIBUTED BY THE ADVISER AND ANY SUCH REPRESENTATIONS OR INFORMATION, IF GIVEN, MAY NOT BE RELIED UPON.

THIS MEMORANDUM, INCLUDING ALL EXHIBITS, IS CONFIDENTIAL AND MAY NOT BE DUPLICATED OR REPRODUCED IN ANY FASHION.

EACH PROSPECTIVE INVESTOR IS INVITED TO MEET WITH REPRESENTATIVES OF THE FUND OR THE ADVISER TO DISCUSS WITH THEM, AND TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THEM, CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING OF UNITS, AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THAT ANY OF THOSE PERSONS POSSESSES THAT INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE INFORMATION CONTAINED HEREIN.

THERE WILL BE NO PUBLIC OFFERING OF THE UNITS. NO OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE UNITS IS BEING MADE IN ANY JURISDICTION IN WHICH THAT OFFER OR SOLICITATION WOULD BE UNLAWFUL.

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TABLE OF CONTENTS

Page

MEMORANDUM SUMMARY	1
The Fund	1
The Fund’s Investment Program	1
Borrowing and Use of Leverage	5
The Adviser	5
The Subadviser	5
Management Fee	6
Investment Fund Fees	6
Administrator	6
Custodian	6
Organizational Expenses	6
Other Expenses	7
Expense Limitation Agreement	7
Investor Eligibility	7
Member Suitability	7
ERISA Plans and Other Tax-Exempt Members	8
The Offering	8
Closed-End Fund Structure: Limited Liquidity and Transfer Restrictions	9
Tender Offers and Other Repurchases of Units by the Fund	10
Taxation	11
Distribution Policy	11
Allocation of Profit and Losses	11
Provision of Tax and Other Information to Members	11
Fiscal Year	12
Risk Factors	12
SUMMARY OF FEES AND EXPENSES	18
Fee Table	18
Example	20
THE FUND	21
General	21
Structure	21
USE OF PROCEEDS	21
INVESTMENT PROGRAM OF THE FUND	22
The Fund’s Investment Objective and Principal Strategies	22
Fundamental Investment Policies	24
Borrowing and Use of Leverage	25
RISK FACTORS	26
Principal Risks Relating to the Fund’s Structure	26
Principal Risks Relating to Investment Funds and Direct Investments	35
Limits of Risk Disclosures	49
MANAGEMENT	49
The Board of Managers of the Fund	49
Managers	49
Principal Officers who are not Managers	50
Leadership Structure and the Board	51
Manager Qualifications	51
Committees	52
Compensation	53
THE ADVISER AND THE SUBADVISER	53
General	53
Compensation	55
Ownership	56

FEES AND EXPENSES	56
The Advisory Agreement	56
The Subadvisory Agreement	56
Administrative, Accounting, Custody, Transfer Agent and Registrar Services	57
Investment Fund Fees	57
Other Expenses of the Fund	57
Expense Limitation Agreement	58
CONTROL PERSONS	59
SUBSCRIPTIONS FOR UNITS	59
Subscription Terms	59
Member Qualifications	60
REPURCHASES AND TRANSFERS OF UNITS	61
No Right of Redemption	61
Repurchases of Units	61
Repurchase Procedures	63
Mandatory Repurchase by the Fund	64
Transfers of Units	64
DISTRIBUTION POLICY	65
CALCULATION OF NET ASSET VALUE	65
UNITS AND CAPITAL ACCOUNTS	68
General	68
Allocation of Net Profits and Losses	68
Allocation of Special Items	69
Reserves	69
VOTING	69
PARTICIPATION IN INVESTMENT OPPORTUNITIES	69
The Adviser	69
The Subadviser	69
OTHER MATTERS	70
TAXES	71
Classification of the Fund	71
Taxation of the Fund	73
Taxable Investors in the Fund	74
Tax-Exempt Investors in the Fund	74
Distributions	75
Allocations of Income, Gain, Loss and Deduction	75
Tax Treatment of Portfolio Investments	75
Deductibility of Fund Investment Expenditures	77
Losses	78
Tax Elections	78
Alternative Minimum Tax	79
Unearned Income Medicare Tax	79
Tax Shelter Disclosure	79
State and Local Taxes	79
Foreign Taxation	80
Other Taxes	80
EMPLOYEE BENEFIT PLAN CONSIDERATIONS	80
CODE OF ETHICS	82
BROKERAGE	82
The Fund	82
The Investment Funds	83
DISTRIBUTION ARRANGEMENTS	83
General	83
Purchase Terms	84
SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT	84
Liability; Indemnification	84
Amendment	85
Term, Dissolution and Liquidation	85

Reports to Members	85
Fiscal Year	85
ACCOUNTANTS AND LEGAL COUNSEL	85
GENERAL INFORMATION	85
FINANCIAL STATEMENTS	86

LIMITED LIABILITY OPERATING AGREEMENT
SUBSCRIPTION AGREEMENT

MEMORANDUM SUMMARY

The following is only a summary of this private placement memorandum (the “Memorandum”) and does not contain all of the information that you should consider before investing in ASGI Corbin Multi-Strategy Fund, LLC (the “Fund”). You should review the more detailed information contained in this Memorandum.

The Fund
The Fund is a newly-formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company.  Alternative Strategies Group, Inc., (the “Adviser”) a North Carolina corporation, is the investment adviser to the Fund.

The Adviser has retained Corbin Capital Partners, L.P., a Delaware limited partnership, to act as subadviser to the Fund (the “Subadviser”).  The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund’s investment program.

The Fund will offer and sell units of limited liability company interest (the “Units”) in larger minimum denominations (compared to open-end mutual funds) to investors eligible to invest in the Fund (“Eligible Investors”).  Unlike many private investment funds, however, the Fund is able to offer Units without limiting the number of investors who may participate in its investment program.  Eligible Investors must be “accredited investors,” as set forth elsewhere in this Memorandum.  Eligible Investors who purchase Units of the Fund and other persons who acquire Units and are admitted to the Fund by the Fund’s Board of Managers (the “Board”) will become members of the Fund (“Members”).  The Board has overall responsibility for the management and supervision of the operations of the Fund.

The Fund’s Investment Program
The investment objective of the Fund is non-fundamental and may be changed by the Board after sixty (60) days notice to Members.  Except as otherwise stated in this Memorandum, the investment policies and restrictions of the Fund also are non-fundamental.  The Fund’s fundamental investment policies are listed in “Investment Program of the Fund—Fundamental Investment Policies” below.  The Fund’s investment objective and principal investment strategies are discussed below.

Investment Objective and Principal Strategies

The investment objective of the Fund is to achieve a consistent return on capital, with limited correlation with equity market returns over a full market cycle, through investments in a diversified portfolio of securities and other instruments including, but not limited to, securities of United States (“U.S.”) and non-U.S. corporations, U.S. government securities, non-U.S. government securities, partnership interests, money market instruments, derivatives on securities, commodity interests including futures contracts, options, options on futures, other derivatives including swaps, forward contracts, currencies, physical commodities and other instruments.

Generally, the Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles (“Investment Funds”).  The Fund’s investments will consist primarily of Investment Funds across a range of strategies, weighted toward what the Subadviser believes to be lower volatility, relative value oriented strategies.  The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures. The Fund may maintain a portion of its assets in cash, high quality fixed income securities, money market instruments, shares of money market funds, or overnight repurchase agreements. While there is no limit on the amount of the Fund’s assets that may be maintained in cash, the Subadviser does not intend for such amount to be substantial under normal market conditions and will generally maintain substantial amounts of cash only for defensive or temporary purposes, such as maintaining liquidity for distributions in connection with repurchases by the Fund. The Fund may employ modest cash management leverage. That leverage is used principally to manage timing mismatches between investments in and withdrawals from Investment Funds and investor cash flows. An investment in the Fund involves substantial risk and an investor may lose some or all of the amount invested. There is no assurance that the Fund will achieve its objectives.

Investment Funds will be managed by investment advisers or investment managers (collectively, “Investment Managers”) who are not affiliated with either the Adviser or the Subadviser.  Investment Funds generally have their own investment objectives, strategies and restrictions, over which neither the Adviser nor the Subadviser is expected to have any control or influence.

The Fund may select Investment Funds that use a variety of investment strategies.  Specific investment strategies that may be employed by the Investment Funds include, but are not necessarily limited to: event driven and distressed investing, relative value, long/short equity and global macro trading.

The Subadviser pursues the Fund’s investment objective principally by selecting and investing in, changing allocations to, and/or withdrawing from, Investment Funds.  The Subadviser selects Investment Funds, monitors their performance, and allocates and reallocates assets among them as the Subadviser, in its discretion, deems advisable, consistent with the investment objective of the Fund.

The Fund’s Investment Program

The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund’s investment program.

The Subadviser selects and monitors the Investment Funds and direct investments in which the Fund invests and may reallocate, as it believes necessary and appropriate, the Fund’s assets among Investment Funds and direct investments.  The Fund is expected to obtain most of its investment exposure through its investments in Investment Funds.

The number of Investment Funds at any particular time will vary and no assurance can be provided that the number of Investment Funds will remain at any particular level, or that the Fund will invest in any particular Investment Fund or direct investment or in any investment strategy.

The Subadviser seeks to develop an investment program for the Fund that will achieve the Fund’s investment objective, but cannot guarantee that a successful investment program will be achieved or that the Fund’s investment objective will be met.  An investment in the Fund involves a high degree of risk.  An investor may lose some or all of the amount invested in the Fund.  Investors are urged to consult with their personal advisers in connection with any investment in the Fund and to understand fully the risks associated with an investment in the Fund, including, but not limited to, those risks associated with the Fund’s investments in the Investment Funds. The value of an investment in the Fund will fluctuate with changes in the values of the Fund’s investments.

See “INVESTMENT PROGRAM OF THE FUND” and “RISK FACTORS” for more information.

Direct Investments by the Fund and Investments of Investment Funds

Generally, the Fund and the Investment Funds may invest in, hold, sell and trade a wide range of investment instruments.  The Fund and the Investment Funds may transact in a variety of instruments, including but not limited to, stocks, bonds, bank loans, warrants, notes, debentures (whether subordinated, convertible, or otherwise), money market funds, commercial paper, certificates of deposit, governmental obligations (or the obligations of any instrumentality thereof), whether offered publicly or pursuant to private placement, options, futures contracts, forward contracts, swaps (including credit default swaps), and other over-the-counter (“OTC”) derivatives of any kind.

The Fund expects that certain of the Investment Funds in which it invests may engage in speculative investment practices, such as using leverage, short selling, trading regulated or unregulated commodities contracts, currency speculation, trading listed and OTC options, writing uncovered options, trading complex derivative instruments, participating in workouts and startups, trading distressed and illiquid investments, obtaining control positions, or trading foreign securities and taking concentrated positions, among others. Other than through its investments in such Investment Funds, the Fund does not intend to engage directly in highly speculative investment practices although the Fund may utilize some of these practices in connection with its hedging strategies.

The Subadviser’s hedge overlay program is in place principally to address certain natural limitations specific to managing a portfolio of Investment Funds, in particular terms that make it difficult to respond in a timely and capital efficient manner to a rapidly changing market landscape.  Thus, the Subadviser believes that a portfolio-level hedge aimed at reducing what the Subadviser believes to be undesirable portfolio level exposures is a valuable tool for the risk management and portfolio construction process.  While the Subadviser does not aim to neutralize Investment Fund exposures, the goal of the program is to marginally reshape existing risk exposures to bring them in line with the Subadviser’s desired posture given particular portfolio objectives and exposures.   The Subadviser believes that implementing hedges directly offers benefits in capital efficiency, transparency, liquidity and expected costs. The Subadviser may deploy a broad range of instruments to implement the hedge overlay program, but historically, the primary instruments have included various types of options (mostly listed equity index options) and credit default swaps.

The Fund may invest in Investment Funds that purchase and sell futures contracts and options on futures contracts, or may purchase and sell such instruments directly.  Although the Adviser is registered with the Commodity Futures Trading Commission (“CFTC”) as a “commodity trading advisor,” it will operate the Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8).  The Fund has claimed an exemption from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selection of Investment Funds

Following due diligence conducted by the Subadviser, Investment Funds are chosen from a universe of prospective Investment Funds based on a range of factors including, but not limited to, Investment Manager performance records, volatility, risk management, consistency, management stability, investment philosophy and research capabilities.  The Subadviser’s allocation process is informed by a proprietary research and allocation tool known as the Manager Analysis and Research System (“MARSSM”).  The backbone of MARSSM is a comprehensive database containing detailed performance history on over 6,000 traditional and non-traditional investment managers and commodity trading advisors. The Subadviser believes that this database, in conjunction with a performance measurement and multi-manager allocation system, provides the Subadviser with a competitive advantage in the effective and prudent allocation of capital among Investment Funds.

The Subadviser generally bases its multi-investment manager approach on the following premises:

(1)           An individual Investment Manager’s approach will generally produce good investment performance under certain market conditions and less successful performance under a different set of market conditions.

(2)           No single Investment Manager can successfully manage capital using all available markets.  The wide array of markets and collective investment vehicles available for investment of liquid assets has meant that different Investment Managers may focus on different markets and instruments.

The Subadviser believes that those clients investing in multiple Investment Funds may encounter less volatility than clients with similar objectives using only one Investment Fund.  The Subadviser believes that this result is primarily due to the ability of these clients to diversify among Investment Funds.

Although past performance is no guarantee of future results, the Fund intends to invest in Investment Funds, the Investment Managers of which generally have successfully traded in the past over varying market conditions within their individual specializations.

The Fund may also obtain exposure to Investment Funds without investing in those Investment Funds by entering into derivative instruments with institutional counterparties the return on which is based on the performance of the Investment Fund.  The use of derivatives, such as synthetic instruments, may create exposure to counterparty risk.  See “RISK FACTORS – Principal Risks Relating to Investment Funds and Direct Investments” for more information.

The Fund’s investment program is speculative and entails substantial risks.  There can be no assurance that the investment objective of the Fund will be achieved or that its investment program will be successful.  In particular, use of leverage, short sales and derivative transactions, by Investment Funds or by the Fund in connection with direct investments, as well as limited diversification, in certain circumstances, can result in significant losses to the Fund.  Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Investors in the Fund could lose some or all of their investment.

See “INVESTMENT PROGRAM OF THE FUND” and “RISK FACTORS” for more information.
Borrowing and Use of Leverage
Except as described below, the Fund does not generally intend to borrow money for investment purposes.  The Fund may employ modest cash management leverage.  That leverage is used principally to manage timing mismatches between investments in and withdrawals from Investment Funds and investor cash flows (i.e. subscriptions and repurchases).  The Fund may borrow money when deemed appropriate by the Subadviser, including, without limitation, to make investments, facilitate reallocation of assets among the Investment Funds and meet repurchase requests which might otherwise result in the liquidation of investments, possibly at an inopportune time or on unfavorable terms.  Borrowing may also be used by the Fund for other operating purposes, such as to pay miscellaneous expenses as they arise. Borrowings by the Fund other than for temporary purposes are generally subject to a 300% asset coverage requirement under the 1940 Act; however, leverage obtained indirectly through certain types of derivative instruments, such as futures trading or short sales, may not be subject to a 300% asset coverage requirement.  Generally, Investment Funds may borrow money, trade securities or futures on margin or leverage their investments through various means and such Investment Funds will not be subject to the limits of the 1940 Act.  See “INVESTMENT PROGRAM OF THE FUND — Leverage” for more information.

The Adviser
The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  The Adviser also serves as investment adviser to other private investment funds, some of which utilize a multi-manager, multi-strategy investment approach.  Although the Adviser is registered with the CFTC as a “commodity trading advisor,” it will operate the Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8).  The Fund is not required to register as a “commodity pool operator” pursuant to CFTC Rule 4.5.

Subject to policies adopted by the Board and applicable law, the Adviser is responsible for appointing the Subadviser to manage the Fund’s investments, monitoring the Subadviser’s management of the Fund, and implementing the Fund’s compliance program.  Subject to the limitations set forth in the subadvisory agreement, the Adviser has the ability to restrict initial/additional investment in an Investment Fund and/or remove an Investment Fund from the portfolio, although it does not intend to use this ability to manage the portfolio or restrict the Subadviser's discretion.  Although the Adviser has limited experience managing a registered fund, its investment personnel have experience managing and overseeing funds of hedge funds.  The Adviser’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate.

The Adviser also provides personnel, office space, office facilities, and reports to the Fund.  These services are provided as part of the Management Fee (as defined below); provided, however, that reports furnished at the request of the Fund are paid for by the Fund.  See “THE ADVISER AND THE SUBADVISER” for more information.

The Subadviser
The Subadviser, Corbin Capital Partners, L.P., a Delaware limited partnership, is registered with the SEC as an investment adviser under the Advisers Act.  The Subadviser also serves, or may serve, as investment adviser or subadviser to private investment funds, other registered investment companies, managed accounts and other investment vehicles or structures.  Although the Subadviser has not yet managed a registered investment company, the personnel of the Subadviser have substantial experience in managing investment portfolios including portfolios structured as funds-of-funds. The Subadviser is exempt from registration as a “commodity trading advisor” with the CFTC. The Subadviser is controlled by the principals of Dubin & Swieca Capital Management, Inc. See “THE ADVISER AND THE SUBADVISER” for more information.

Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for the selection and monitoring of Investment Funds as well as direct investments of the Fund, and for day-to-day management of the Fund’s investment activities and holdings.

Management Fee
The Fund pays the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Units determined as of the last calendar day of that month (before any repurchases of Units).    The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.  See “FEES AND EXPENSES” for more information.

Investment Fund Fees
In addition to the fees and expenses incurred by the Fund, the Fund also bears fees and expenses as an investor in Investment Funds, which include a management fee and, with respect to substantially all Investment Funds, incentive compensation to the Investment Manager equal to a percentage of the appreciation of the applicable Investment Fund as of the end of each performance period for which such incentive compensation is determined, among others.

Each Investment Fund will also incur transactional expenses, including brokerage costs and margin interest costs, and fees and expenses of service providers, such as a custodian and administrator.  Because the fees and expenses of Investment Funds reduce the net return to the Fund, a Member indirectly bears these expenses and fees.  See “FEES AND EXPENSES” for more information.

Administrator

The Bank of New York Mellon, through its wholly owned subsidiary, BNY Mellon Investment Servicing (U.S.) Inc. (“Administrator”) serves as the administrator for the Fund.  The Administrator performs certain administration, accounting and investor services for the Fund.  In consideration for these services, the Fund pays the Administrator a fee (the “Administration Fee”), which is based on the beginning of month net asset value of the Fund. In addition, the Administrator charges fees for legal, transfer agency, compliance, and certain other services and is entitled to reimbursement of certain expenses.

Custodian

The Bank of New York Mellon (“Custodian”) serves as the custodian for the Fund.  Pursuant to a custodian agreement, in consideration for these services, the Fund pays the Custodian a fee (the “Custodian Fee”), which is based on the month-end net asset value of the Fund.  The Custodian maintains custody of the Fund’s assets.  The Custodian also charges for transaction-related costs and is entitled to reimbursement of certain expenses.

Organizational Expenses

The Fund will pay its start-up, offering and organizational expenses. These expenses include the cost of preparing this Memorandum and the Fund’s Limited Liability Company Agreement (the “LLC Agreement”), the expenses incurred in offering and selling Units, and other legal, accounting, and administrative expenses related thereto.  Organizational costs will be incurred as an expense at the time of commencement of operations, and remaining offering costs will be amortized over the Fund’s first twelve months of operation. See “FEES AND EXPENSES” for more information.
Other Expenses

In addition to the foregoing, the Fund will be responsible for its investment and operating expenses, borrowing costs and related interest expenses, accounting fees and expenses (including, without limitation, audit and tax preparation) and other professional fees and expenses (including, without limitation, fees and travel-related expenses of the members of the Board who are not employees of the Adviser or employees of any affiliate of the Adviser), legal expenses, extraordinary expenses, federal, state and local taxes payable by the Fund in connection with its business, and other expenses, including, without limitation, the Administration Fee and Custodian Fee and certain out-of-pocket expenses incurred by the Adviser, as set forth in the advisory agreement between the Adviser and the Fund.  See “FEES AND EXPENSES” for more information.

Expense Limitation Agreement

Through the later of (i) January 31, 2012, or (ii) twelve months from the date the Fund commences operations, the Adviser agrees to waive its fees and/or reimburse the Fund for its expenses to the extent necessary to limit the total annualized expenses of the Fund (excluding the Fund’s borrowing and other investment-related costs and fees (including any underlying manager fees and expenses), taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), including, for the avoidance of doubt, the Fund’s start-up, offering and organizational expenses, to 1.00% annually of the Fund’s average net assets (2.25% annually, including the Adviser’s management fee) (the “Expense Limitation Agreement”).  In addition, the Adviser shall be permitted to recover fees and expenses it has waived or borne subsequent to the effective date of the Expense Limitation Agreement (whether through reduction of its fees or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate set forth in any then-applicable expense limitation agreement; provided, however, that the Fund is not obligated to pay any such deferred fees or expenses more than three years after the end of the fiscal year in which the fee was deferred or expense was reimbursed.  Any such recovery by the Adviser may not cause the Fund to exceed the annual limitation rate set forth above.  For the avoidance of doubt, no waiver of fees by the Adviser shall under any circumstances affect the fees payable to the Subadviser.

Investor Eligibility

Each investor in the Fund must certify that the Units subscribed for are being acquired for the account of an Eligible Investor.  To be an Eligible Investor, an investor must, among other things, be an “accredited investor,” as defined in Regulation D under the Securities Act of 1933, as amended (the “1933 Act”).  After initial purchase, existing Members subscribing for additional Units in the Fund will be required to verify their status as Eligible Investors at the time of the additional subscription.

The qualifications required to invest in the Fund appear in a subscription agreement (the “Subscription Agreement”) that must be completed by each prospective Member.  The Subscription Agreement is attached to this Memorandum. See “SUBSCRIPTIONS FOR UNITS — Member Qualifications”.

Member Suitability

An investment in the Fund involves substantial risks. It is possible that a Member may lose some or all of the Member’s investment. Before making an investment decision, a prospective Member and/or a prospective Member’s adviser must (i) consider the suitability of this investment with respect to the prospective Member’s personal investment objectives and individual situation and (ii)

consider factors, such as the prospective Member’s personal net worth, income, age, risk tolerance and liquidity needs. See “RISK FACTORS” for more information.

Short-term prospective Members, prospective Members with immediate liquidity needs and prospective Members who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in the Fund should not invest in the Fund.

ERISA Plans and Other Tax-Exempt Members

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans (collectively, “ERISA Plans”) may purchase Units. Because the Fund is an investment company registered under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of an ERISA Plan investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Adviser nor the Subadviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Member, solely as a result of the ERISA Plan’s investment in the Fund. See “EMPLOYEE BENEFIT  PLAN CONSIDERATIONS.”  Tax-exempt investors should be aware, however, that a portion of the Fund’s income will likely constitute unrelated business taxable income (“UBTI”) with respect to such investors.  See “TAXES.”

The Offering

The placement agent and wholesaling agent for the Fund is Alternative Strategies Brokerage Services, Inc. (the “Placement Agent”), an affiliate of the Adviser.  The Placement Agent may appoint other broker dealers as sub-placement agents.  The Placement Agent also acts primarily as a “wholesaler” and, as such, educates and provides additional services with respect to the Fund to other brokers and financial institutions that may not be the ultimate beneficial owners of such Units.  The Placement Agent or other intermediaries that enter into agreements with the Placement Agent may charge an investor a fee for their services in conjunction with an investment in the Fund and/or maintenance of Member accounts.  Such a fee will be in addition to any fees charged or paid by the Fund and is not a Fund expense.  Members should direct any questions regarding any such fees to the relevant intermediary.  The Fund in the future may engage additional placement agents.

The Adviser or its affiliates also may pay from their own resources (including from fees attributable to the Fund) compensation to the Placement Agent, to other of their affiliates, and to broker-dealers and other intermediaries (“Intermediaries”), in connection with subscriptions for and/or placement of Units or servicing of Members.  Intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) may receive greater compensation in connection with subscriptions for Units than they would have received in connection with subscriptions for shares of other investment funds.  Prospective investors should be aware that these payments could create incentives on the part of an Intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments. Such payments may be different for different Intermediaries.  A prospective investor with questions regarding these arrangements may obtain additional detail by contacting the relevant Intermediary directly.  See “DISTRIBUTION ARRANGEMENTS” for more information.

The Fund intends to seek exemptive relief from the SEC to offer classes of Units with terms different from those described herein.  The fees and expenses of such future classes (apart from the Management Fee) may vary from the initial Units offered and will be offered under a revised memorandum if and when any such relief is obtained. The Fund intends to accept initial and additional subscriptions for Units only once each month, effective as of the beginning of the first calendar day of the month (each such day, a “Subscription Date”) at the relevant net asset value per Unit of the Fund as of the end of the last calendar day of the prior month. In order to subscribe to the Fund, investors must complete and return to the appropriate party (as set forth in the Subscription Agreement) one (1) copy of the Subscription Agreement by at least the number of Business Days prior to the Subscription Date that is described in the applicable Subscription Agreement. Investors must remit the full purchase price of their subscription three (3) Business Days prior to the Subscription Date. Subscription proceeds must be delivered by wire. The Fund will not accept checks. “Business Day” means a day on which banks are ordinarily open for normal banking business in New York or such other day or days as the Board may determine in its sole and absolute discretion.

The minimum initial investment in the Fund is $50,000.  The minimum additional investment is $10,000, in whole increments of $1,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. No certificates will be issued for Units.

Units will not be registered under the 1933 Act, or the securities laws of any state or any other jurisdiction, nor is any such registration contemplated.

See “SUBSCRIPTIONS FOR UNITS — Subscription Terms” and “DISTRIBUTION ARRANGEMENTS” for more information.

Closed-End Fund Structure: Limited Liquidity and Transfer Restrictions

The Fund has been organized as a non-diversified closed-end management investment company. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities.  However, Investment Fund investments, which will generally be private Investment Funds, are generally illiquid or have limited liquidity. For this reason, the Fund is organized as a closed-end fund.  See “RISK FACTORS” for more information.

The Fund will not list the Units on any securities exchange, and it is not expected that any secondary market will develop for the Units. In addition, Units are subject to significant transfer restrictions. Members should not expect that they will be able to transfer Units.  Because the Fund is a closed-end fund, Members will have no right to require the Fund to redeem their Units.  As described below, however, in order to provide a limited degree of liquidity, the Fund may from time to time conduct repurchase offers for outstanding Units as determined by the Board. An investment in the Fund is suitable only for Members who can bear the risks associated with the limited liquidity of the Units. Purchases of Units should be viewed as long-term investments. See “RISK FACTORS — Principal Risk Factors Relating to the Fund’s Structure — Limited Liquidity” and “RISK FACTORS — Principal Risk Factors Relating to the Investment Funds — Illiquid Investments” and “— Restricted Securities” for more information.

Tender Offers and Other Repurchases of Units by the Fund

Because the Fund is a closed-end fund, and Members do not have the right to require the Fund to redeem Units, the Fund may from time to time offer to repurchase Units pursuant to written tenders by Members, in order to provide a limited degree of liquidity to Members.  Repurchases, if any, will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units, the Board will consider a variety of operational, business, investment, economic and other factors.  The Adviser expects to recommend ordinarily that the Board authorize the Fund to offer to repurchase Units from Members quarterly with March 31, June 30, September 30 and December 31 valuation dates.  The Adviser currently expects that it will recommend to the Board that the Fund make its initial offer to repurchase Units from Members with a valuation date of June 30, 2011.  See “REPURCHASES AND TRANSFERS OF UNITS” for more information.

If the interval between the date of purchase of Units and the valuation date with respect to the repurchase of such Units is less than 180 calendar days then such repurchase will be subject to a 2% early withdrawal fee payable to the Fund.  In determining whether the repurchase of Units is subject to an early withdrawal fee, the Fund will repurchase those Units held the longest first.

In order to finance the repurchase of Units pursuant to tender offers, the Fund generally will find it necessary to liquidate a portion of its interests in Investment Funds.  However, the Fund may effect withdrawals from certain Investment Funds only at certain specified times.  In addition, certain Investment Funds may suspend capital withdrawals (or redemptions), impose restrictions on withdrawals of capital (or redemptions) beyond those ordinarily applicable to withdrawals (or redemptions) by investors in those Investment Funds or allocate a portion of the Fund’s invested capital to special investment accounts.  Thus, to facilitate the repurchase of Units, the Fund may withdraw all or a portion of its interests from certain liquid investments more rapidly than would otherwise be desirable.  This risk may be more pronounced in the event of substantial repurchases of Units within a limited period of time.  Consequently, Members that do not tender Units for repurchase may be subject to increased liquidity risks due to the reduction in the Fund’s assets resulting from payment for Units through the liquidation of a portion of the Fund’s interests in Investment Funds and the potential increase in the Fund’s ratio of illiquid to liquid investments.  Moreover, tender offers conducted by the Fund in order to repurchase Units will generate expenses for the Fund, which may be borne in part by non-redeeming Members.  Quarterly tender offers, if conducted by the Fund, will result in higher expenses than if the Fund were to offer to repurchase Units on a less frequent basis.

There are no assurances that the Fund Board will, in fact, decide to undertake any such repurchase offer. The Fund will make any repurchase offers to all of its Members on the same terms in accordance with applicable legal requirements.  Subject to the Fund’s investment restriction with respect to borrowings, the Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

If a repurchase offer is oversubscribed by Members who tender Units for repurchase and the Board does not increase the offer, the Fund may repurchase only a pro rata portion of the Units tendered by each Member. In addition, a Member who tenders for repurchase only a portion of its Units will be required to maintain a minimum capital account balance equal to such amount as may be fixed from time to time by the Board, currently $50,000.  The Fund maintains the right to reduce the portion of Units to be repurchased from a Member so that the required minimum capital account balance is maintained or to repurchase all of the tendering Member’s Units. Minimum account balance requirements may be waived in the Fund’s discretion.

The Fund has the right to repurchase Units of Members if the Board determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the LLC Agreement, including, but not limited to, Members’ attempted transfers in violation of the transfer restrictions described above. See “REPURCHASES AND TRANSFERS OF UNITS — No Right of Redemption” and “— Repurchases of Units” for more information.

The Investment Funds may be permitted to distribute securities in-kind to investors making redemptions or withdrawals of capital.  The Fund therefore may receive securities that are illiquid or difficult to value, which may cause the Fund to incur certain expenses or losses in connection with the valuation or disposition of such securities.  In such circumstances, the Subadviser will determine whether to attempt to liquidate the security, hold it in the Fund’s portfolio or distribute it to investors in the Fund in connection with a Unit repurchase by the Fund.

Taxation
The Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund should not be subject to U.S. federal income tax, and each Member will be required to report on its own annual tax return, to the extent required, the Member’s distributive share of the Fund’s taxable income or loss.  If the Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.  See “TAXES” for more information.

Distribution Policy

The Fund does not presently intend to make periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole and absolute discretion of the Fund’s Board.  The Fund is not a suitable investment for investors requiring regular dividend income.  Whether or not distributions are made, Members will be required each year to pay any applicable taxes. See “TAXES” for more information.

Allocation of Profit and Losses
The net profits or net losses of the Fund (including, without limitation, net realized gains or losses and the net change in unrealized appreciation or depreciation of securities positions) will be reflected in the net asset value per Unit on an ongoing basis. See “UNITS AND CAPITAL ACCOUNTS — Allocation of Net Profits and Losses” for more information.

Provision of Tax and Other Information to Members

The Fund will file an annual partnership information return with the Internal Revenue Service (“Service”) reporting the results of its operations.  After the end of each calendar year, the Fund will distribute to Members federal, state and local income tax information reasonably necessary to enable each Member to report its distributive share of the Fund’s partnership items.  Each Member must treat partnership items reported on the Fund’s returns consistently on the Member’s own returns, unless the Member files a statement with the Service disclosing the inconsistency.  The Fund anticipates sending Members a semi-

annual report and an audited annual report within sixty (60) days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. It is not likely that the Fund will receive tax information from Investment Funds in a sufficiently timely manner to enable the Fund to prepare its information return in time for Members to file their returns without requesting an extension of the time to file from the Service or state taxing agencies. Accordingly, Members will be required to obtain extensions of time to file their tax returns. See “TAXES” and “Fiscal Year” below.
Fiscal Year	The fiscal year of the Fund shall end on March 31, with the taxable year ending on December 31.
Risk Factors

The purchase of Units is a speculative investment, entails significant risk and should not be considered a complete investment program.  An investment in the Fund provides for only limited liquidity, if any, and is suitable only for persons who can afford to lose the entire amount of their investment.  There can be no assurance that the investment strategy employed by the Adviser, the Subadviser or the Investment Funds will be successful.

The following is a brief summary of risk factors associated with an investment in the Fund and is not intended to be complete.  For more information, see “RISK FACTORS.”

Limited Liquidity.  The Fund is a closed-end management investment company designed primarily for long-term investment and is not intended to be a trading vehicle.  Units are not readily marketable, and Members must be prepared to hold Units for an indefinite period of time.  Because the Fund is a closed-end management investment company, Members will have no right to require the Fund to redeem their Units.

Investment Strategies.  The success of the Fund depends on the Subadviser’s ability to select and allocate among individual investment strategies, Investment Funds and other direct investments, and the ability of each Investment Manager to select investments, interpret market data correctly, predict future market movements and otherwise implement its investment strategy.

Changes in Investment Strategies.  The allocation of the Fund’s capital to any particular investment strategy may be increased, decreased or otherwise revised at any time, without the consent of or notice to the Members.  Any such decision to engage in a new activity or alter the Fund’s existing investment strategies could result in the exposure of the Fund’s capital to additional risks that may be substantial.

Potential Conflicts of Interest.  The Adviser, the Subadviser and the Investment Managers may render advisory services to a number of persons, including pooled investment vehicles and separately managed accounts, which may have varying investment objectives and different investment portfolios.  The Adviser’s, Subadviser’s or an Investment Manager’s activities on behalf of its other clients may from time to time disadvantage the Fund or an Investment Fund in which the Fund has invested.  For example, the market may be unable to fully absorb orders for the purchase or sale of particular investments placed by the Adviser, the Subadviser or an Investment Manager for its client (the Fund or Investment Fund, as the case may be) and other clients at prices and in quantities that would be obtainable if the same were being placed only by the Fund or Investment Fund.

Investment Risks in General.  The Fund and the Investment Funds will engage in highly speculative investment strategies.  The prices of securities and derivative instruments in which some of the Investment Funds will invest, or in which the Fund may invest directly, may be volatile.

Borrowing and Use of Leverage.  The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by an Investment Fund.  In addition to being exposed to the effects of leverage from the Fund’s borrowing as described above, the Fund may experience the effects of leverage indirectly through the use of leverage by the Investment Funds in which it invests.  In addition, the Fund may from time to time make investments in derivative or other instruments, such as futures contracts or swaps, that provide a form of leverage.  Any such direct investments will be made in accordance with the requirements of the 1940 Act and the SEC relating to “senior securities.”

Layering of Fees.  The Fund’s fees and expenses, including the Management Fee, will result in greater expense than would be associated with direct investments in the Investment Funds.  The Fund will pay for its own direct expenses and management costs, and will also bear its pro rata share of the expenses and management costs directly and indirectly incurred by the Investment Funds in which it invests.

Lack of Operating History.  The Fund (which is the successor to a predecessor private fund that was managed by the Subadviser) has a limited operating history.  Certain of the Investment Funds in which the Fund invests may have limited or no operating histories.

Investments in Other Funds. The Fund has no control of, and will not seek to influence, the trading policies or strategies, brokerage arrangements, or operations of the Investment Funds in which it will invest.  As compared to investments through separate accounts, the Fund will have less ability to react quickly to changing investment circumstances, due to the limited liquidity of investments in the Investment Funds.

Inability to Vote; Waiver of Voting Rights.  To the extent the Fund purchases non-voting interests of, or contractually foregoes the right to vote its interests in, an Investment Fund, it may not be able to vote on matters that require the approval of the investors of the Investment Fund, including matters that could adversely affect the Fund’s investment in such Investment Fund.

1940 Act Restrictions.  The 1940 Act imposes certain restrictions on the ability of the Fund to invest in Investment Funds.  In order to invest in private Investment Funds, which are not registered as investment companies under the 1940 Act, the Fund generally must be a “qualified purchaser” as defined in the 1940 Act, which generally requires the Fund to have at least $25 million in net investment assets.  In addition, the 1940 Act generally prohibits the Fund from acquiring in excess of 3% of the voting Units of Investment Funds that are registered investment companies, including mutual funds and exchange-traded funds (“ETFs”) organized as registered investment companies.  Registered Investment Funds in which the Fund may invest are in turn subject to extensive regulation and restrictions under the 1940 Act.  The rules and regulations under the 1940 Act may require the Fund to limit its position in any one Investment Fund in accordance with applicable regulatory requirements, as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. The Fund could nevertheless be deemed in some circumstances to be an affiliated person of an Investment Fund and therefore subject to certain 1940 Act prohibitions with respect to affiliated transactions.

Allocation Among Investments.  The Fund’s success will depend on the selection of Investment Funds, as well as direct investments that the Fund may make.  The performance of the Fund may be affected by the ability of the Fund to add new Investment Funds and the acquisition or disposition of investments at appropriate times.

Tax Risks. Additionally, there are certain tax risks associated with an investment in the Fund, including without limitation with respect to tax positions taken by and tax estimates made by the Fund and the Investment Funds held by the Fund, as well as the potential for legislative or regulatory change that could impact the Fund. There can be no assurance that positions taken or estimates made by the Fund or the Investment Funds will be accepted by tax authorities. See “TAXES” for more information.

Changes in United States Law.  Changes in the state and Federal laws applicable to the Fund, or applicable to the Investment Managers, Investment Funds and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Members. The Fund may need to modify its investment strategies in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Temporary Defensive Positions. The Fund may invest all or any portion of its assets in high quality fixed-income securities, money market instruments, shares of money market funds, or overnight repurchase agreements, or may hold its assets as cash, for defensive purposes in times of market volatility or for any other reason.  As a result, the Fund may not achieve its investment objective.

Repurchases of Units.  In order to finance the repurchase of Units pursuant to tender offers, the Fund generally will find it necessary to liquidate a portion of its interests in Investment Funds.  However, the Fund may effect withdrawals from certain Investment Funds only at certain specified times.  In addition, certain Investment Funds may suspend capital withdrawals (or redemptions), impose restrictions on withdrawals of capital (or redemptions) beyond those ordinarily applicable to withdrawals (or redemptions) by investors in those Investment Funds or allocate a portion of the Fund’s invested capital to special investment accounts.  Thus, to facilitate the repurchase of Units, the Fund may withdraw all or a portion of its interests from certain liquid investments more rapidly than would otherwise be desirable.  This risk may be more pronounced in the event of substantial repurchases of Units within a limited period of time.  Consequently, Members that do not tender Units for repurchase may be subject to increased liquidity risks due to the reduction in the Fund’s assets resulting from payment for Units through the liquidation of a portion of the Fund’s interests in Investment Funds and the potential increase in the Fund’s ratio of illiquid to liquid investments.  Moreover, tender offers conducted by the Fund in order to repurchase Units will generate expenses for the Fund, which may be borne in part by non-redeeming Members.  Quarterly tender offers, if conducted by the Fund, will result in higher expenses than if the Fund were to offer to repurchase Units on a less frequent basis.

Mandatory Repurchase.  The Fund has the right to require the repurchase of a Member’s Units and thus the complete or partial withdrawal of a Member, subject to the limitations of the 1940 Act.  See “REPURCHASE AND TRANSFER OF UNITS — Mandatory Repurchase by the Fund” for more information.

Increase or Decrease in Assets under Management.  As the Fund’s assets increase or as an Investment Fund’s assets increase, more capital may be allocated to any particular Investment Fund.  It is not known what effect, if any, this will have on an Investment Fund’s trading strategies or its investment results.  Conversely, in the event the Fund’s assets decrease, the Fund’s expense ratio may increase and the investment opportunities available to the Fund may be reduced.  In addition, in such event, the Fund may have a larger relative investment in a particular Investment Fund than is desirable or as had been contemplated by the Subadviser.  This may have the effect of substantially increasing the Fund’s ratio of illiquid to liquid investments and negatively impact performance.

Employee Benefit Plan Matters.  Most pension and profit sharing plans are subject to provisions of the Code, ERISA, or both, which may be relevant to a decision as to whether such a prospective Member should invest in the Fund. For example, tax-exempt investors should be aware that a portion of the Fund’s income may constitute UBTI with respect to such investors.  See “TAXES” and “EMPLOYEE BENEFIT PLAN CONSIDERATIONS” for more information.

Custody Risk.  The Investment Funds generally are not required to hold custody of their assets in accordance with the requirements of the 1940 Act and the rules thereunder. As a result, bankruptcy or fraud at institutions, such as brokerage firms, banks or administrators, into whose custody those Investment Funds have placed their assets could impair the operational capabilities or the capital position of the Investment Funds and may, in turn, have an adverse impact on the Fund.

Valuation and Estimates.  The Fund has limited ability to assess the accuracy of the valuations received from certain Investment Funds with which the Fund invests.  See “CALCULATION OF NET ASSET VALUE” for more information.

Non-Diversified Status.  The Fund is a “non-diversified” investment company. The portfolio of the Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

Reliance on Management.  All decisions regarding the management and affairs of the Fund will be made exclusively by the Adviser and/or the Subadviser, subject to Board oversight.  A Member is not entitled to participate in the management of the Fund, or in the conduct of its business, apart from the capacity to vote on certain matters (including the election of the Board).  The Adviser and the Subadviser will, in turn, seek to invest the Fund’s assets in Investment Funds and other investments.  A person should not acquire Units unless such person is willing to entrust the Adviser, the Subadviser, and the Investment Funds (and respective Investment Managers) selected for the Fund, with the management of such person’s assets.

Risks of Debt and Other Income Securities.  Income securities are subject to interest rate, market and credit risk.  Interest rate risk relates to changes in a security’s value as a result of changes in interest rates generally.  Even though such securities are investments that may offer a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  In general, the values of fixed-income securities increase when prevailing interest rates fall and decrease when interest rates rise.  Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase or decrease significantly in value when market interest rates fall or rise, respectively.  Market risk relates to the changes in the risk or perceived risk of an issuer, country or region. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of income securities may be affected by changes in the credit rating or financial condition of the issuing entities. Income securities denominated in non-U.S. currencies are also subject to the risk of a decline in the value of the denominating currency relative to the U.S. dollar.

Risk of Performance-Based Fees or Allocations.  The performance-based fees or allocations to Investment Managers may create an incentive for Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based fees or allocations.  In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of an Investment Fund’s assets, the fee or allocation may be greater than if it were based solely on realized gains.  Moreover, each Investment Manager will receive any performance-based fees or allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally.  Accordingly, an Investment Manager with positive performance may receive performance-based compensation from the Fund, which will be borne indirectly by Members, even if the Fund’s overall returns are negative.

Offsetting Trades by Investment Managers.  Investment decisions for Investment Funds are made by Investment Managers independently of each other.  As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund.  Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

Limited Liquidity of Investment Funds.  The Fund may make additional investments in or effect withdrawals from Investment Funds only at certain specified times.  For example, many Investment Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment.  After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually.  Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those Investment Funds.  Accordingly, the Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment returns.  Limitations on the Fund’s ability to withdraw its assets from Investment Funds may also limit the Fund’s ability to repurchase Units.  Because the primary source of funds to repurchase Units will be withdrawals from Investment Funds, the application of these lock-ups and other withdrawal limitations may significantly limit the Fund’s ability to repurchase its Units.

Investment Fund Risk.  In addition to the above risks of the Fund, investors are subject to the risks of the Investment Funds in which the Fund may invest.  There are many risks associated with such investments, including that the Fund could lose all or part of its investment in any Investment Fund.  Moreover, Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.  Please see and read “RISK FACTORS – Principal Risks Relating to Investment Funds and Direct Investments” carefully.

Prospective investors in the Fund should review carefully the discussion under the captions “RISK FACTORS” for a more complete description of the risks associated with investment in the Fund.

SUMMARY OF FEES AND EXPENSES

The following Fee Table and Example summarize the estimated aggregate expenses of the Fund and are intended to assist prospective Members in understanding the anticipated costs and expenses that they will bear directly or indirectly by investing in the Fund.  The expenses associated with investing in a fund of funds, such as the Fund, are generally higher than those associated with other types of funds.  This is because funds of funds also indirectly pay a portion of the fees and expenses charged at the underlying fund level.   Consequently, investors in the Fund pay more than one layer of fees.  The Fund’s investments in private Investment Funds may involve higher fees and expenses, including performance-based compensation to Investment Managers, relative to the investments in public Investment Funds or other investments.

Fee Table

Fund
Member Transaction Expenses
Sales Load (as a percentage of the offering price per Unit) (1)	None
Early withdrawal fee (as a percentage of repurchase proceeds) (2)	2.00%
Annual Expenses (as a percentage of net assets attributable to Units)
Management Fees	1.25%
Other Expenses (3)	1.31%
Acquired Fund (Investment Fund) Fees and Expenses (4)	6.32%
Expense Reimbursement	0.31%
Total Annual Expenses (5)	8.57%

(1) The Placement Agent and wholesaling agent for the Fund is Alternative Strategies Brokerage Services, Inc.  The Placement Agent or other Intermediaries that enter into agreements with the Placement Agent may charge an investor a fee for their services in conjunction with an investment in the Fund and/or maintenance of Member accounts.  Any such fee will be in addition to any fees charged or paid by the Fund and is not a Fund expense.  Members should direct any questions regarding any such fees to the relevant Intermediary.  The Fund in the future may engage additional placement agents.

(2) If the interval between the date of purchase of Units and the valuation date with respect to the repurchase of such Units is less than 180 calendar days then such repurchase will be subject to a 2.00% early withdrawal fee payable to the Fund. In determining whether the repurchase of Units is subject to an early withdrawal fee, the Fund will repurchase that portion of the Units held the longest first.

(3) Based on projected asset growth in the first twelve (12) months of operations, “Other Expenses” are estimated based on 1.31% of average net assets of $60,779,717.00.  Other Expenses include expenses other than the Management Fees that the Fund will bear directly, including for its investment and operating expenses, borrowing costs and related interest expenses, accounting fees and expenses (including, without limitation, audit and tax preparation) and other professional fees and expenses (including, without limitation, fees and travel-related expenses of the members of the Board who are not employees of the Adviser or employees of any affiliate of the Adviser), legal expenses, extraordinary expenses, federal, state and local taxes payable by the Fund in connection with its business, and other expenses, including, without limitation, the Administration Fee and Custodian Fee and certain out-of-pocket expenses incurred by the Adviser, as set forth in the advisory agreement between the Adviser and the Fund.  The Subadviser will bear any expenses it incurs relating to its own third-party research and ongoing due diligence obligations. See “FEES AND EXPENSES — Administrative, Accounting, Custody, Transfer Agent and Registrar Services” for more information.  See footnote (4) below accompanying “Acquired Fund (Investment Fund) Fees and Expenses.”

(4) The Acquired Fund (Investment Fund) Fees and Expenses include the Fund’s share of the fees and expenses of the underlying Investment Funds in which the Fund invests, including trading and investment expenses, management fees, administration fees, professional fees, incentive compensation and other operating expenses.  Trading expenses may include interest expenses and dividends paid on investments sold short, which are the byproduct of leveraging or hedging activities engaged in by Investment Funds in order to seek to enhance or preserve the Investment Funds’ returns. Of the approximately 6.32% representing estimated costs incurred at the underlying Investment Fund level, such costs are estimated to consist of approximately 1.79% in management fees, approximately 2.35% in other expenses (interest, trading, etc.) and approximately 2.18% in incentive compensation.

The Acquired Fund (Investment Fund) Fees and Expenses were calculated in good faith by the Adviser.  Based on extreme market movements, such as what was experienced in 2009, the figures can be expected to change, potentially significantly.  There are several components that go into the calculation and, for some Investment Funds, complete, current information is not available.  Generally, the calculation is based on the most recent audited shareholder reports, the most recent investor communication (which, in some cases, may be the Investment Funds’ offering documents) or other materials/communications from the Investment Funds. The fees and expenses disclosed above are based on historic earnings of the Investment Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect Acquired Fund (Investment Fund) Fees and Expenses. In addition, the Investment Funds held by the Fund will change, which further impacts the calculation of the Acquired Fund (Investment Fund) Fees and Expenses. Generally, management fees payable to Investment Managers of the Investment Funds will range from 1.00% to 2.00% (annualized) of the average net asset value of the Fund’s investment in such Investment Funds. In addition, substantially all Investment Managers charge incentive fees based on a percentage of the appreciation of the applicable Investment Fund over a specific performance period.  Such percentage typically ranges from 20.00% to 25.00%, although it is possible that such range may be exceeded for certain Investment Managers.  Actual Acquired Fund (Investment Fund) Fees and Expenses in the future may be substantially higher or lower because the performance fees paid to some Investment Managers may fluctuate over time.  The amounts charged by the underlying Investment Funds are not paid to the Adviser or the Subadviser and represent the costs incurred indirectly by investing in the Investment Funds.

(5) The “Total Annual Expenses” disclosed above will differ significantly from the ratio of expenses to average net assets (i.e., the Fund’s expense ratio) that will be included in the financial statements in the Fund’s annual report because (a) the Fund’s financial statements will depict the Fund’s expenses and (b) the Fund’s financial statements will not include the portion of Acquired Fund (Investment Fund) Fees and Expenses that represent costs incurred at the Investment Fund level, as required to be disclosed in the above table.  Pursuant to the Expense Limitation Agreement, through the later of (i) January 31, 2012, or (ii) twelve months from the date the Fund commences operations, the Adviser agrees to waive its fees and/or reimburse the Fund for its expenses to the extent necessary to limit the total annualized expenses of the Fund (excluding the Fund’s borrowing and other investment-related costs and fees (including any Investment Fund fees and expenses), taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), including, for the avoidance of doubt, the Fund’s start-up, offering and organizational expenses, to 1.00% annually of the Fund’s average net assets (2.25% annually, including the Adviser’s management fee).  In addition, the Adviser shall be permitted to recover fees and expenses it has waived or borne subsequent to the effective date of the Expense Limitation Agreement (whether through reduction of its fees or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate set forth in any then-applicable expense limitation agreement; provided, however, that the Fund is not obligated to pay any such deferred fees or expenses more than three years after the end of the fiscal year in which the fee was deferred or an expense was reimbursed.  Any such recovery by the Adviser may not cause the Fund to exceed the annual limitation rate set forth above.  For the avoidance of doubt, no waiver of fees by the Adviser shall under any circumstances affect the fees payable to the Subadviser.

For a more complete description of the various fees and expenses of the Fund, see “FEES AND EXPENSES.”

Example

The Example assumes (i) a $1,000 investment in the Fund for the time periods indicated, (ii) a 5% return each year and (iii) that the Fund’s operating expenses remain the same.

Although actual costs may be higher or lower, based on the foregoing assumptions, a prospective Member would pay the following expenses if the Member subsequently tendered for repurchase its Units in full at the end of those periods:

Example	Cumulative Expenses Paid for the Period of:
	1 Year	3 Years	5 Years	10 Years
A prospective Member would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods
	$93	$294	$515	$1173

The purpose of the Example is to assist a prospective Member in understanding the various costs and expenses that a Member of the Fund will bear directly or indirectly. The Example is based on the fees and expenses set forth above, including the Acquired Fund Fees and Expenses, and should not be considered a representation of future expenses.  Actual expenses may be higher or lower than those shown.  Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.  A greater rate of return than that used in the Example would increase the amount of certain fees and expenses paid by the Fund.  The Example is based on the Fund’s estimated total annual expenses.  For more complete descriptions of various costs and expenses, see “FEES AND EXPENSES.”

THE FUND

General

The Fund is a newly-formed Delaware limited liability company registered under the 1940 Act as a closed-end management investment company.  The Fund is classified as a non-diversified management investment company under the 1940 Act.  The Fund was organized under the laws of Delaware on November 19, 2010 and is the successor to an unregistered investment vehicle that commenced operations on April 1, 2007.  Eligible Investors who purchase Units of the Fund and other persons who acquire Units and are admitted to the Fund by the Board will become Members of the Fund.

The Fund will have its principal offices at c/o Alternative Strategies Group, Inc., 401 South Tryon Street, Charlotte, NC 28202, or at such other place as may be designated from time to time by the Board.  The Adviser’s telephone number is (866) 440-7460. Investment advisory services are provided to the Fund by the Adviser pursuant to an investment advisory agreement dated December 10, 2010 (the “Advisory Agreement”) and pursuant to an investment subadvisory agreement dated December 10, 2010 (the “Subadvisory Agreement”).  Responsibility for monitoring and overseeing the Fund’s management and operation is vested in the individuals who serve on the Board. See “MANAGEMENT – The Board of Managers of the Fund” for more information.

Structure

The Fund is a specialized investment vehicle that combines certain features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end management investment company. Private investment funds, such as certain of the Investment Funds, are commingled investment pools that offer their securities privately without registration under the 1933 Act or the 1940 Act in large minimum denominations (often over $1 million) to high net worth individual and institutional investors that are limited in number or are required to be “qualified purchasers” as defined in the 1940 Act.  Such funds may have limited liquidity and other characteristics that make them suitable only for sophisticated investors.  The investment advisers of these funds are usually compensated through asset-based fees and performance-based fees or allocations.  Registered closed-end management investment companies are typically organized as corporations, business trusts, limited liability companies or limited partnerships.  These registered companies typically impose relatively modest minimum investment requirements, if any, and offer their shares to a broad range of investors.  The investment advisers to registered closed-end management investment companies are typically compensated through asset-based (but not performance-based) fees.

The Fund is similar to a private investment fund, in that it will have limited liquidity and Units will be sold only to Eligible Investors.  Unlike many private investment funds, however, the Fund, as a registered closed-end management investment company, can offer Units without limiting the number of Eligible Investors that can participate in its investment program or requiring Eligible Investors to be “qualified purchasers”.  Although registered under the 1940 Act, Units will not be registered under the 1933 Act, or the securities laws of any state or any other jurisdiction.  The structure of the Fund is designed to permit Members to participate in an investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

As a registered investment company under the 1940 Act, the Fund generally is not permitted to acquire more than 3% of the outstanding voting shares of any Investment Fund that is a registered investment company.

USE OF PROCEEDS

It is expected that the proceeds to the Fund will be invested in accordance with the Fund’s investment objective and policies as soon as practicable after receipt but, in no event, under normal market conditions, later than three months following receipt.  There are a number of factors that might cause a delay in the investment of Fund proceeds, including but not limited to, a lack of attractive investment opportunities and delays of the closing dates of Investment Funds to which the Fund subscribes.  Delays in the ability of the Subadviser to invest the Fund’s assets could have an adverse effect on the Fund’s performance.

INVESTMENT PROGRAM OF THE FUND

The investment objective of the Fund is non-fundamental and may be changed by the Board after sixty (60) days notice to Members.  Except as otherwise stated in this Memorandum, the investment policies and restrictions of the Fund also are non-fundamental.  The Fund’s fundamental investment policies are listed in “Investment Program of the Fund—Fundamental Investment Policies” below.  The Fund’s investment objective and principal investment strategies are discussed below.

The Fund’s Investment Objective and Principal Strategies

The investment objective of the Fund is to achieve a consistent return on capital, with limited correlation with equity market returns over a full market cycle, through investments in a diversified portfolio of securities and other instruments including, but not limited to, securities of United States (“U.S.”) and non-U.S. corporations, U.S. government securities, non-U.S. government securities, partnership interests, money market instruments, derivatives on securities, commodity interests including futures contracts, options, options on futures, other derivatives including swaps, forward contracts, currencies, physical commodities and other instruments.

Generally, the Fund pursues its investment objective principally by allocating its capital among various Investment Funds.  The Fund’s investments will consist primarily of Investment Funds across a range of strategies, weighted toward what the Subadviser believes to be lower volatility, relative value oriented strategies.  The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures.  The Fund may maintain a portion of its assets in cash.  While there is no limit on the amount of the Fund’s assets that may be maintained in cash, the Subadviser does not intend for such amount to be substantial under normal market conditions and will generally maintain substantial amounts of cash only for defensive or temporary purposes, such as maintaining liquidity for distributions in connection with repurchases by the Fund.  The Fund may employ modest cash management leverage.  That leverage is used principally to manage timing mismatches between investments in and withdrawals from Investment Funds and investor cash flows.  An investment in the Fund involves substantial risk and an investor may lose some or all of the amount invested.  There is no assurance that the Fund will achieve its objectives.

Investment Funds will be managed by Investment Managers who are not affiliated with either the Adviser or the Subadviser.  Investment Funds generally have their own investment objectives, strategies and restrictions, over which neither the Adviser nor the Subadviser is expected to have any control or influence.

The Fund may select Investment Funds that use a variety of investment strategies.  Specific investment strategies that may be employed by the Investment Funds include, but are not necessarily limited to: event driven and distressed investing, relative value, long/short equity and global macro trading.

The Fund’s Investment Program

The Subadviser has been engaged by the Fund and the Adviser to formulate and implement the Fund’s investment program.

The Subadviser selects and monitors the Investment Funds and direct investments in which the Fund invests and may reallocate, as it believes necessary and appropriate, the Fund’s assets among Investment Funds and direct investments.  The Fund is expected to obtain most of its investment exposure through its investments in Investment Funds.

The number of Investment Funds at any particular time will vary and no assurance can be provided that the number of Investment Funds will remain at any particular level, or that the Fund will invest in any particular Investment Fund or direct investment or in any investment strategy.

The Subadviser seeks to develop an investment program for the Fund that will achieve the Fund’s investment objective, but cannot guarantee that a successful investment program will be achieved or that the Fund’s investment objective will be met.  An investment in the Fund involves a high degree of risk.  An investor may lose some or all of the amount invested in the Fund.  Investors are urged to consult with their personal advisers in connection with any investment in the Fund and to understand fully the risks associated with an investment in the Fund, including, but not limited to, those risks associated with the Fund’s investments in the Investment Funds.  The value of an investment in the Fund will fluctuate with changes in the values of the Fund’s investments.

See “RISK FACTORS” for more information.

Direct Investments by the Fund and Investments of Investment Funds

Generally, the Fund and the Investment Funds may invest in, hold, sell and trade a wide range of investment instruments.  The Fund and the Investment Funds may transact in a variety of instruments, including but not limited to, stocks, bonds, bank loans, warrants, notes, debentures (whether subordinated, convertible, or otherwise), money market funds, commercial paper, certificates of deposit, governmental obligations (or the obligations of any instrumentality thereof), whether offered publicly or pursuant to private placement, options, futures contracts, forward contracts, swaps (including credit default swaps), and other OTC derivatives of any kind.

The Fund expects that certain of the Investment Funds in which it invests may engage in speculative investment practices, such as using leverage, short selling, trading regulated or unregulated commodities contracts, currency speculation, trading listed and OTC options, writing uncovered options, trading complex derivative instruments, participating in workouts and startups, trading distressed and illiquid investments, obtaining control positions, or trading foreign securities and taking concentrated positions, among others.

Other than through its investments in such investment Funds, the Fund does not intend to engage directly in highly speculative investment practices although the Fund may utilize some of these practices in connection with its hedging strategies.  The Subadviser’s hedge overlay program is in place principally to address certain natural limitations specific to managing a portfolio of Investment Funds, in particular terms that make it difficult to respond in a timely and capital efficient manner to a rapidly changing market landscape.  Thus, the Subadviser believes that a portfolio-level hedge aimed at reducing what the Subadviser believes to be undesirable portfolio level exposures is a valuable tool for the risk management and portfolio construction process.  While the Subadviser does not aim to neutralize Investment Fund exposures, the goal of the program is to marginally reshape existing risk exposures to bring them in line with the Subadviser’s desired posture given particular portfolio objectives and exposures.   The Subadviser believes that implementing hedges directly offers benefits in capital efficiency, transparency, liquidity and expected costs. The Subadviser may deploy a broad range of instruments to implement the hedge overlay program, but historically, the primary instruments have included various types of options (mostly listed equity index options) and credit default swaps.

The Fund may invest in Investment Funds that purchase and sell futures contracts and options on futures contracts, or may purchase and sell such instruments directly.  Although the Adviser is registered with the CFTC as a “commodity trading advisor,” it will operate the Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8).  The Fund has claimed an exemption from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selection of Investment Funds

Following due diligence conducted by the Subadviser, Investment Funds are chosen from a universe of prospective Investment Funds based on a range of factors including, but not limited to, Investment Manager performance records, volatility, risk management, consistency, management stability, investment philosophy and research capabilities.  The Subadviser’s allocation process is informed by a proprietary research and allocation tool known as the Manager Analysis and Research System (“MARSSM”).  The backbone of MARSSM is a comprehensive database containing detailed performance history on over 6,000 traditional and non-traditional investment managers and commodity trading advisors. The Subadviser believes that this database, in conjunction with a performance measurement and multi-manager allocation system, provides the Subadviser with a competitive advantage in the effective and prudent allocation of capital among Investment Funds.  The Subadviser may, in limited circumstances, enter into arrangements under which a third party would be granted access to certain features of MARSSM.  Each such third party will be required to maintain the confidentiality of all information obtained from the use of MARSSM outside of the scope of the permitted use of such information.

The Subadviser generally bases its multi-investment manager approach on the following premises:

(1)           An individual Investment Manager’s approach will generally produce good investment performance under certain market conditions and less successful performance under a different set of market conditions.

(2)           No single Investment Manager can successfully manage capital using all available markets.  The wide array of markets and collective investment vehicles available for investment of liquid assets has meant that different Investment Managers may focus on different markets and instruments.

The Subadviser believes that those clients investing in multiple Investment Funds may encounter less volatility than clients with similar objectives using only one Investment Fund.  The Subadviser believes that this result is primarily due to the ability of these clients to diversify among Investment Funds.

The Fund may also obtain exposure to Investment Funds without investing in those Investment Funds by entering into derivative instruments with institutional counterparties the return on which is based on the performance of the Investment Fund.  Derivative instruments in which the Fund invests will typically increase the Fund’s exposure to the principal risks to which it is otherwise exposed, and may expose the Fund to other risks, including, but not limited to, counterparty credit risk, hedging risk, correlation risk, liquidity risk and leverage risk (as described in more detail herein).

The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the “Asset Coverage Requirement”).  This means that the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness.  The staff of the Securities and Exchange Commission’s Division of Investment Management (the “SEC Staff”) takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness.  The SEC Staff has stated, however, that it will not deem a portfolio position involving these instruments to be subject to the Asset Coverage Requirement if an investment company “covers” its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position.  In the event the Fund has portfolio positions that are deemed to constitute senior securities, the Fund will: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities.

The Fund’s investment program is speculative and entails substantial risks.  There can be no assurance that the investment objective of the Fund will be achieved or that its investment program will be successful.  In particular, use of leverage, short sales and derivative transactions, by Investment Funds or by the Fund in connection with direct investments, as well as limited diversification can, in certain circumstances, result in significant losses to the Fund.  Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Investors in the Fund could lose some or all of their investment.

See “INVESTMENT PROGRAM OF THE FUND” and “RISK FACTORS” for more information.

Fundamental Investment Policies

Fundamental Policies. The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).  The Fund may not:

●	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

●	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

●	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

●
Make loans of money or securities to other persons, except through purchasing fixed-income securities or similar investments, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

●	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or REITs.

●
Invest directly in physical commodities or commodity contracts that are based on physical commodities.  This restriction does not prevent the Fund from purchasing and selling swaps, foreign currency, options, futures and forward contracts, including those related to indexes and options on indexes, and the Fund may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

●	Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

The investment restrictions and other policies described in this Memorandum do not apply to Investment Funds. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Adviser and the Subadviser will not cause the Fund to make loans to or receive loans from the Adviser, the Subadviser or their affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund and Investment Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act.

Borrowing and Use of Leverage

Except as described below, the Fund does not generally intend to borrow money for investment purposes.  The Fund may employ modest cash management leverage.  That leverage is used principally to manage timing mismatches between investments in and withdrawals from Investment Funds and investor cash flows (i.e. subscriptions and repurchases).  The Fund may borrow money when deemed appropriate by the Subadviser, including, without limitation, to make investments, facilitate reallocation of assets among the Investment Funds and meet repurchase requests which might otherwise result in the liquidation of investments, possibly at an inopportune time or on unfavorable terms.  Borrowing may also be used by the Fund for other operating purposes, such as to pay miscellaneous expenses as they arise. Borrowings by the Fund other than for temporary purposes are generally subject to the Asset Coverage Requirement (as described above); however, leverage obtained indirectly through certain types of derivative instruments, such as futures trading or short sales, may not be subject to the Asset Coverage Requirement.  Generally, Investment Funds may borrow money, trade securities or futures on margin or leverage their investments through various means and such Investment Funds will generally not be subject to the limits of the 1940 Act.

RISK FACTORS

Investing in the Fund involves various risks.  In addition to the matters set forth elsewhere in this Memorandum, investors should consider the following factors before purchasing Units.

Principal Risks Relating to the Fund’s Structure

Limited Liquidity.  The Fund is a closed-end management investment company designed primarily for long-term investment and is not intended to be a trading vehicle. The Fund will not list Units for trading on any national securities exchange. There is no secondary trading market for Units, and it is not expected that a secondary market will develop.  Units, therefore, are not readily marketable, and Members must be prepared to hold Units for an indefinite period of time.  Because the Fund is a closed-end management investment company, a Member will have no right to require the Fund to redeem its Units.

Certain Investment Funds impose restrictions on redemptions that could affect the timing of tender offers from the Fund in certain circumstances.  The Fund will typically be able to redeem its investments in private Investment Funds only on a monthly, quarterly or less frequent basis with specified advance notice requirements.  In general, Investment Managers may choose from among a wide range of actions typically available to them to manage the liquidity and withdrawals of Investment Funds, including, but not limited to, invoking a gate, creating a side pocket or a liquidating vehicle, suspending withdrawals, or implementing a restructuring.  Any such actions will limit the ability of the Fund to withdraw its investments from such Investments Funds.  Private Investment Funds may also restrict the ability of an investor, such as the Fund, to redeem or withdraw amounts attributable to illiquid or difficult to value investments, which may be held in “side pockets” by the Investment Fund.  A private Investment Fund may also suspend the right of its investors to redeem in times of market distress, or if permitting withdrawals might prejudice the investments of non-redeeming investors.  Additionally, private Investment Funds may hold back some percentage of full redemptions until they complete their annual audits.  Consequently, the Fund may be highly illiquid.  This could negatively impact the Fund’s ability to conduct a repurchase offer.

Although the Fund, at the discretion of its Board, will consider whether to make quarterly repurchase offers for its outstanding Units at net asset value, the Units are significantly less liquid than shares of funds that trade on a stock exchange.  Even if the Board determines to make a tender offer, there is no guarantee that Members will be able to sell all of the Units that they desire to sell in any particular tender offer.  If a tender offer is oversubscribed by Members (and not increased by the Board), the Fund may repurchase only a pro rata portion of the Units tendered by each Member. A large investor in the Fund seeking repurchase may cause a greater likelihood of all Members seeking repurchase having their requests reduced to pro rata.  The potential for pro-ration may cause some Members to tender more Units for repurchase than they otherwise would wish to have repurchased, which may adversely affect others wishing to participate in the tender.  In addition, the Fund may not be able to complete repurchases if the Fund is unable to liquidate a portion of its Investment Fund or direct investments.  In that event, Members may be able to sell their Units only if they are able to find an Eligible Investor willing to purchase their Units.  Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and be approved by the Board.

The Fund’s tender offer policy may have the effect of decreasing the Fund’s size over time. Tender offers may, therefore, force the Fund to sell assets it would not otherwise sell.  They may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.  In addition, the Fund may be forced to sell its most liquid investments, if any, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Fund’s ratio of illiquid to liquid investments for the remaining Members and negatively impact the management of the Fund’s investment portfolio and the Fund’s performance.

The Adviser currently expects that it will recommend to the Board that the Fund make its initial offer to repurchase Units from Members with a valuation date of June 30, 2011.

Units may not be transferred or pledged except in compliance with significant restrictions on transfer as required by federal and state securities laws and as provided in the LLC Agreement.  The LLC Agreement does not permit a

Member to transfer or pledge all or any part of its Units to any person without the prior written consent of the Board, the granting of which is in the Board’s sole and absolute discretion.

The Fund also has the discretion to deliver repurchase proceeds in securities rather than cash on a pro rata or non-pro rata basis.  These limitations, taken together, will significantly limit a Member’s ability to liquidate an investment in the Fund.  As a result, an investment in the Fund would not be suitable for an investor who needs liquidity.

Investment Strategies.  The success of the Fund depends on the Subadviser’s ability to select and allocate among individual investment strategies, Investment Funds and other direct investments, and the ability of each Investment Manager to select individual securities, interpret market data correctly, predict future market movements and otherwise implement its investment strategy.  Any factor that would make it more difficult to execute more timely trades, such as a significant lessening of liquidity in a particular market, may also be detrimental to profitability.

Furthermore, the Fund will actively allocate assets to, and from time to time reallocate assets among, various Investment Funds and may invest in investments other than the Investment Funds.  There can be no assurance that the Fund will always be able to invest in the Investment Funds and/or that particular Investment Managers will continue to manage the Investment Funds.  As a result of such periodic modifications, it is possible that the investment strategies used by the Fund in the future may be different from those initially in use.  No assurance can be given that the investment strategies to be used by the Fund will be successful under all or any market conditions.

Changes in Investment Strategies.  The allocation of the Fund’s capital to any particular investment strategy may be increased, decreased or otherwise revised at any time, without the consent of or notice to the Members.  Any such decision to engage in a new activity or alter the Fund’s existing investment strategies could result in the exposure of the Fund’s capital to additional risks that may be substantial.

Potential Conflicts of Interest.  Other than a nominal investment in the Fund, the Adviser will not invest its own assets in the Fund or in the Investment Funds; however, certain employees of the Adviser and of its affiliates (as well as the Subadviser and certain of its employees, partners and affiliates) may invest in the Fund and/or such Investment Funds.  It is expected that affiliated persons of the Subadviser, including certain individuals responsible for managing the Fund’s portfolio, initially will own a majority of the Units, and will seek to tender their Units for repurchase as soon as possible if and when the Fund conducts repurchase offers.  Additionally, these and other affiliated persons of the Subadviser, including without limitation, partners, principals and employees of the Subadviser, may from time to time make initial and/or additional investments in the Fund and in Investment Funds.  See “CONTROL PERSONS” for more information concerning the Subadviser’s control persons.

Adam Taback serves as president of both the Adviser and Placement Agent and, as a result, may have an incentive to maintain the relationships between the Fund and each of the Adviser and Placement Agent.

The Adviser, the Subadviser and the Investment Managers may render advisory services to a number of persons, including pooled investment vehicles and separately managed accounts, which may have varying investment objectives and different investment portfolios.  The Adviser’s, Subadviser’s or an Investment Manager’s activities on behalf of its other clients may from time to time disadvantage the Fund or an Investment Fund in which the Fund has invested.  For example, the market may be unable to fully absorb orders for the purchase or sale of particular investments placed by the Adviser, the Subadviser or an Investment Manager for its client (the Fund or Investment Fund, as the case may be) and other clients at prices and in quantities that would be obtainable if the same were being placed only by the Fund or Investment Fund.

Each of the Adviser and the Subadviser, consistent with its fiduciary duty to the Fund, will endeavor to resolve conflicts in a manner that it deems equitable to the extent possible under the prevailing facts and circumstances as well as over time.  Each of the Adviser and the Subadviser currently manages multiple portfolios, and each will devote as much time to each such client and the Fund as it deems appropriate to perform its duties.  The personnel of the Adviser and the Subadviser may have conflicts because they manage client accounts with similar strategies or investment objectives as the Fund and may hold the same investments across client accounts or hold the same positions held by the Fund.  Conflicts may also arise due to the management by the Adviser and the Subadviser of accounts that have different strategies or investments, or different positions in the same issuer.

Each of the Adviser, the Subadviser and their affiliates or clients may have an interest in an account or investment vehicle managed by, or enter into relationships with, an Investment Manager or its affiliates on terms different, and potentially more favorable, than an interest in the Fund.  In addition, an Investment Manager may receive research products and services in connection with brokerage services that affiliates of the Adviser may provide from time to time to such Investment Manager and/or its Investment Fund.  Additionally, the Adviser sponsors and receives fees in connection with two unregistered pooled investment vehicles that act as feeder funds to funds advised by the Subadviser.  As a result, the Adviser may have an incentive to maintain its relationship with the Subadviser with respect to the Fund.

The structure and operation of the Fund’s business may give rise to additional conflicts of interest that may disadvantage the Fund.  For instance, the Fund, affiliated persons of the Subadviser and the Investment Managers and other collective investment vehicles or accounts organized or advised by such persons or their principals, affiliates or customers may compete for investment opportunities.  In that connection, other collective investment vehicles and/or managed accounts managed by affiliated persons of the Subadviser or their affiliates may invest in the same security or instrument in which one or more Investment Managers may invest.  Principals and employees of the Subadviser and its affiliates may trade for their own accounts and may make investments in non-affiliated companies, including companies engaged in trading and investment activities that may compete with the Fund for investment opportunities or companies engaged in providing services to the financial services industry with which the Fund may transact business.  In addition, principals and/or employees of the Subadviser may invest in companies engaged in managing and/or providing investment advice to one or more Investment Funds.  Such investments may create an incentive for such principals and/or employees of the Subadviser to maintain and/or increase the Fund’s investments in such Investment Funds.

The Subadviser may have a conflict of interest between its responsibility to act in the best interests of the Fund and any benefit, monetary or otherwise, that may result to it from the operation of the Fund.  For example, the Subadviser will receive a portion of the Management Fee which is based on the net assets of the Fund.  Consequently, the Subadviser might have an interest in engaging in relatively safe investments in order to receive such compensation.

The Subadviser may assist with the determination of the fair value of the Fund’s assets and liabilities.  The Subadviser has a conflict of interest in providing such assistance because its portion of the Management Fee is based on the net asset value of the Fund.

Affiliated persons of the Subadviser are currently actively engaged in advisory and management services for multiple collective investment vehicles and managed accounts and are also directors and/or principals of the Subadviser, its affiliates and other affiliated companies and investment vehicles.  Additional investment vehicles and accounts managed by the Subadviser, its affiliates and their principals (the “Affiliated Funds”) use multi-manager strategies.  Affiliated Funds, therefore, may compete with the Fund for an Investment Manager’s capacity to the extent the Fund and an Affiliated Fund wish to invest in the same Investment Fund.  Moreover, the performance of the Fund and the Affiliated Funds may differ as a result of various factors.   Neither the Subadviser nor its affiliated persons will knowingly or deliberately favor any such Affiliated Funds over the Fund in their dealings on behalf of such Affiliated Funds.

Investment opportunities are allocated among the Fund, Affiliated Funds and other accounts managed by the Subadviser in a manner that the Subadviser deems fair and equitable over time.  There is no assurance that all portfolios under the management of the Adviser or the Subadviser will hold the same Investment Funds or other investments or will experience similar performance.

The Adviser and the Subadviser each have adopted policies and procedures designed to address the proper handling of material non-public information (“Information”) while in possession of such Information.  Generally, the Adviser or Subadviser and their respective employees may not trade for clients or themselves or recommend trading in securities of a company while in possession of Information or disclose such Information to any person not entitled to receive it.

The Investment Managers are unaffiliated with the Adviser and the Subadviser, and neither the Adviser nor the Subadviser will have control over Investment Managers.  The Adviser and the Subadviser may be unable to detect, prevent or protect the Fund from misconduct or bad judgment of an Investment Manager notwithstanding any due diligence that the Adviser or Subadviser may conduct.  Investment Managers may be subject to conflicts of interest due to Investment Fund performance-based fees, which may cause an Investment Manager to favor clients having the highest fees over other clients. In addition, Investment Managers may use conflicting buying and selling strategies for different accounts under management.

The Investment Managers and their affiliates may be affiliated or have a relationship with a broker-dealer firm through which an Investment Fund’s transactions are conducted, and such person may receive a portion of the brokerage commissions resulting from such transactions.  In addition, an Investment Fund may engage in other transactions with affiliated parties on terms and conditions not determined through arm’s length negotiations.

The Administrator and the Custodian for the Fund may from time to time act as trustee, custodian, registrar, or administrator in relation to, or be otherwise involved in, other funds established by parties other than the Fund and the Investment Funds that have similar investment objectives to those of the Fund and/or the Investment Funds.  It is therefore possible that any of them may, in the course of business, have potential conflicts of interest with the Fund and the Investment Funds.

Investment Risks in General.  The Fund and the Investment Funds will engage in speculative investment strategies through its investment in the Investment Funds and through its direct investments.  The prices of securities and derivatives instruments in which the Fund and the Investment Funds may invest may be volatile.  Market movements are difficult to predict and are influenced by, among other things, government trade, fiscal, monetary and exchange control programs and policies; changing supply and demand relationships; national and international political and economic events; changes in interest rates; and the inherent volatility of the marketplace.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, often with the intent to influence prices directly.  The effects of governmental intervention may be particularly significant at certain times in the financial instrument and currency markets, and such intervention (as well as other factors) may cause these markets and related investments to move rapidly.

Borrowing and Use of Leverage.  The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by an Investment Fund, which may subject the Members of the Fund to a greater risk of loss than if leverage were not used.  Investment Funds may use significant leverage by making margin purchases of securities, selling securities short, trading options, futures or forward contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred.  Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets.  Borrowing to purchase equity securities typically will be secured by the pledge of those securities.

Although leverage can increase investment return if an Investment Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the volatility of changes in the value of investments held by Investment Funds that engage in this practice.  If an Investment Fund’s equity or debt instruments decline in value, the Investment Fund could be subject to a “margin call” or “collateral call,” pursuant to which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in value of an Investment Fund’s assets, the Investment Manager might not be able to liquidate assets quickly enough to pay off the Investment Fund’s borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  Investment Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the effective cost of borrowing over the stated interest rate.

In addition to being exposed to the effects of leverage from the Fund’s borrowing as described above, the Fund may experience the effects of leverage indirectly through the use of leverage by the Investment Funds in which it invests.

In addition, the Fund may from time to time make investments in derivative or other instruments, including but not limited to futures contracts or swaps, that provide a form of leverage.  Any such direct investments will be made in accordance with the requirements of the 1940 Act and the SEC relating to “senior securities.”  The Fund is authorized to borrow money as described herein (e.g., to meet repurchase requests or to facilitate reallocation of assets among the Investment Funds or to make investments).  Borrowing may also be used by the Fund for cash management purposes, such as to pay miscellaneous expenses as they arise.

Other than for temporary purposes, the 1940 Act requires a registered investment company to satisfy the 300% Asset Coverage Requirement, measured at the time the investment company incurs the indebtedness. This means that the value of an investment company’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits generally do not apply to private Investment Funds in which the Fund will invest and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of an investment in the Fund may be great.

Liquidity Facilities. The Fund anticipates entering into a credit agreement in connection with its borrowing of money and use of leverage as described herein.  Such agreement is subject to a number of conditions including, without limitation, covenants relating to the activities and financial condition of the Fund, conditions of lending, representations and warranties and events of default.  The agreement also grants a security interest in certain assets of the Fund.  The Fund’s investment strategy may also be subject to certain restrictions relating to, among other things, the diversification of its portfolio and the type of securities in which it can invest.  The Fund’s failure to comply with the terms and conditions of such agreement may cause an event of default (or termination event) under the agreement, which could permit the lender to refuse to fund additional loans and/or foreclose on any collateral in which the lender has a security interest.

The Fund will incur a commitment fee on the total amount available for borrowing, as well as interest charges on the amounts borrowed under the agreement.  Certain charges and costs (including, without limitation, early close-out fees and interest charges) are also associated with certain events (including, without limitation, a termination event) under the facility.  The net asset value of the Fund may be substantially affected by the impact of such charges and costs.

In the event of a default under or termination of the liquidity facility, there can be no assurance that the Fund will be able to obtain a replacement facility or that, if one is obtained, it will be able to make timely borrowings under the facility for its liquidity purposes or that borrowings, when made, will be under terms advantageous to it.

The Fund may, in the future, enter into additional or various other forms of liquidity agreements, including, without limitation, note purchase agreements, in connection with its borrowing of money for liquidity purposes, and grant a security interest on any or all of its assets in connection therewith.

Layering of Fees.  The Fund’s fees and expenses, including the Management Fees, will result in Members bearing greater expense than would be associated with direct investments in the Investment Funds.  The Fund indirectly will pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Investment Fund level.  The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with other types of investment entities.

Lack of Operating History.  The Fund (which is the successor to a predecessor private fund that was managed by the Subadviser) has a limited operating history.  Certain of the Investment Funds in which the Fund invests may have limited or no operating histories.

Investments in Other Funds. The Fund has no control of, and will not seek to influence, the trading policies or strategies, brokerage arrangements or operations of the Investment Funds in which it will invest.  As compared to investments through separate accounts, the Fund will have less ability to react quickly to changing investment circumstances, due to the limited liquidity of investments in the Investment Funds.

Although the Subadviser intends to use certain criteria in evaluating and monitoring Investment Managers and Investment Funds, there is no such assurance that the Subadviser will use the same criteria for all Investment Managers or Investment Funds.  The Subadviser’s due diligence process may vary based on numerous factors, and the Subadviser will have discretion to determine the scope and content of its review of any particular Investment Manager or Investment Fund.  Although the Subadviser may review an Investment Manager’s operations or obtain third party verifications or background checks, there is no assurance that such efforts will detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the Investment Manager’s operations and activities.

Reliance on Management of Investment Funds.  Although the Subadviser will monitor the performance of each investment, the Fund will rely upon the Investment Managers of the Investment Funds for day-to-day trading and operations of those investments, and the Subadviser may be unable to determine whether an Investment Fund or Investment Manager is following the investment program described in the Investment Funds’ offering documents or the managed account agreements, including whether the Investment Fund or account is generating income subject to U.S. income tax in respect of the Fund.

Some of the Investment Funds may provide to the Fund very limited information with respect to their operation and performance, thereby severely limiting the Subadviser’s ability to verify initially or on a continuing basis any representations made by the Investment Funds or the investment strategies being employed.  This may result in significant losses to the Company based on investment strategies and positions employed by the Investment Funds or other actions of which the Subadviser has limited or no knowledge.

Inability to Vote and Waiver of Voting Rights. The Fund will rarely, if ever, invest in registered funds. The Fund typically will limit its investment position in an Investment Fund that is a registered investment company to less than 3% of such Investment Fund’s outstanding voting securities.  The Fund’s investment position in non-registered investment company Investment Funds may equal or exceed 5% of such Investment Funds’ outstanding voting securities.  The Fund may determine to purchase non-voting securities in, or contractually waive or limit its voting interest in, certain Investment Funds (for example, to facilitate investments in smaller Investment Funds determined attractive by the Subadviser) in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions.  In this connection, the Subadviser may cause the Fund to waive certain voting rights in certain instances where such investment in such Investment Fund is determined to be desirable and in the best interests of the Fund, which waiver would allow the Fund, as well as potentially other clients of the Subadviser and the Adviser, to invest in the same Investment Funds or to make larger investments in those Investment Funds.  To the extent the Fund holds non-voting securities, or contractually forgoes the right to vote in respect of the voting securities of an Investment Fund, the Fund may not be able to vote on matters that require the approval of the interest holders of the Investment Fund, including potentially matters adverse to the Fund’s interests.  Such waivers potentially could have an adverse impact on the Fund.  Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Investment Fund in accordance with applicable regulatory requirements, as may be determined by the Fund in consultation with its counsel.  Similarly, the Subadviser may decide not to waive certain voting rights in certain instances and as a result the Fund may be restricted from making initial or additional investments in certain Investment Funds in which the Fund’s investment position may equal or exceed 5% of such Investment Funds’ outstanding voting Securities.  All of these restrictions discussed above could change from time to time as applicable laws, rules or interpretations thereof are modified. The Fund could nevertheless be deemed in some circumstances to be an affiliated person of an Investment Fund and therefore subject to certain 1940 Act prohibitions with respect to its transactions with such Investment Fund.

1940 Act Restrictions.  The 1940 Act imposes certain restrictions on the ability of the Fund to invest in Investment Funds.  In order to invest in private Investment Funds which are not registered as investment companies under the 1940 Act, the Fund generally must be a “qualified purchaser” as defined in the 1940 Act, which generally requires the Fund to have at least $25 million in net investment assets.  The Fund is expected to be a qualified purchaser upon commencement of operations; however, if the Fund were to cease to be a qualified purchaser in the future, its ability to pursue its investment strategy would be severely limited.

In addition, the 1940 Act generally prohibits the Fund from acquiring in excess of 3% of the voting shares of Investment Funds that are registered investment companies, including mutual funds and ETFs organized as registered investment companies.  To the extent that the Fund invests in a registered Investment Fund, such Investment Fund will in turn be subject to extensive regulation under the 1940 Act, including requirements and limitations with respect to capital structure, investments and transactions.  However, Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

Allocation Among Investments.  From time to time, the percentage of the Fund’s assets allocated to each Investment Fund or direct investment may change, and the Fund may invest in new Investment Funds and direct investments and redeem from some of the Investment Funds or sell direct investments in which it has previously invested.  The Fund’s success may depend, therefore, not only on the Investment Managers and the successful allocation of the assets of the Fund among Investment Funds and direct investments, but also on the Fund’s selection of new Investment Funds and direct investments.

In addition, to the extent that a high percentage of the Fund’s assets have been allocated to Investment Funds following certain strategies, the Fund could be adversely impacted by a general failure of a certain strategy to a greater degree than if assets had been allocated to a different mix of Investment Fund strategies.

Tax Risks.    Additionally, there are certain tax risks associated with an investment in the Fund, including without limitation with respect to tax positions taken by and tax estimates made by the Fund and the Investment Funds held by the Fund, as well as the potential for legislative or regulatory change that could impact the Fund. There can be no assurance that positions taken or estimates made by the Fund or the Investment Funds will be accepted by tax authorities.  See “TAXES” for more information.

Temporary Defensive Positions. The Fund may invest all or any portion of its assets in high quality fixed-income securities, money market instruments, shares of money market funds, or overnight repurchase agreements, or may hold its assets in cash, for defensive purposes in times of market volatility or for any other reason.  The Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.  In anticipation of, or in response to, adverse market or other conditions, or circumstances such as unusually large cash inflows, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments as described above. As a result, the Fund may not achieve its investment objective.

No Participation in Management.  A Member is not entitled to participate in the management of the Fund, or in the conduct of its business, apart from the capacity to vote on certain matters (including the election of the Board).  To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an unregistered Investment Fund (which it intends to do in order to comply with certain applicable regulations), it will not be able to vote on matters that require the approval of the investors of the unregistered Investment Fund, including a matter that could adversely affect the Fund’s investment in it, such as changes to the Investment Fund’s investment objective or policies or the termination of the Investment Fund.

Repurchases of Units.  In order to finance the repurchase of Units pursuant to tender offers, the Fund generally will find it necessary to liquidate a portion of its interests in Investment Funds.  However, the Fund may effect withdrawals from certain Investment Funds only at certain specified times.  In addition, certain Investment Funds may suspend capital withdrawals (or redemptions), impose restrictions on withdrawals of capital (or redemptions) beyond those ordinarily applicable to withdrawals (or redemptions) by investors in those Investment Funds or allocate a portion of the Fund’s invested capital to special investment accounts.  Thus, to facilitate the repurchase of Units, the Fund may withdraw all or a portion of its interests from certain liquid investments more rapidly than would otherwise be desirable.  This risk may be more pronounced in the event of substantial repurchases of Units within a limited period of time.  Consequently, Members that do not tender Units for repurchase may be subject to increased liquidity risks due to the reduction in the Fund’s assets resulting from payment for Units through the liquidation of a portion of the Fund’s interests in Investment Funds and the potential increase in the Fund’s ratio of illiquid to liquid investments.  Moreover, tender offers conducted by the Fund in order to repurchase Units will generate expenses for the Fund, which may be borne in part by non-redeeming Members.  Quarterly tender offers, if conducted by the Fund, will result in higher expenses than if the Fund were to offer to repurchase Units on a less frequent basis.  Additionally, in order to remain within a safe harbor relating to the Fund’s treatment as a partnership for federal income tax purposes, the Fund may limit repurchases, during any taxable year, to Units having an aggregate value not exceeding 10% of the Fund’s net asset value.  See “TAXES – Classification of the Fund.”

Mandatory Repurchase.  The Fund has the right to require the repurchase of a Member’s Units and thus the withdrawal of a Member, subject to the limitations of the 1940 Act.  See “REPURCHASE AND TRANSFER OF UNITS — Mandatory Repurchase by the Fund” for more information.

Subscriptions.  The Fund generally accepts subscriptions monthly.  Investment  Funds in which the Fund invests, however, may not permit investment on the same basis.  As a result, the Fund may be delayed in investing cash received from subscriptions in Investment Funds.  This delay may in turn act to dilute the investment return, if any, of the Fund.

Increase or Decrease in Assets under Management.  As the Fund’s assets increase or as an Investment Fund’s assets increase, more capital may be allocated to any particular Investment Fund.  It is not known what effect, if any, this will have on the trading strategies utilized by an Investment Fund or its investment results.  No assurance can be given that an Investment Fund’s strategies will continue to be successful as the amount of assets allocated to it increases.  Conversely, in the event the Fund’s assets decrease, the Fund’s expense ratio may increase and the investment opportunities available to the Fund may be reduced.  In addition, in such event, the Fund may have a larger relative investment in a particular Investment Fund than is desirable or as had been contemplated by the Subadviser.  This may have the effect of substantially increasing the Fund’s ratio of illiquid to liquid investments and negatively impact performance.

Employee Benefit Plan Matters.  Most pension and profit sharing plans are subject to provisions of the Code, ERISA, or both, which may be relevant to a decision as to whether such a prospective Member should invest in the Fund.  There may, for example, be issues as to whether such an investment is “prudent” or whether it results in “prohibited transactions.”  For example, tax-exempt investors should be aware that a portion of the Fund's income may constitute UBTI with respect to such investors.  Legal counsel should be consulted by such a prospective Member before investing in the Fund.  See “TAXES” and “EMPLOYEE BENEFIT PLAN CONSIDERATIONS” for more information.

Custody Risk.  Custody of the Fund’s assets will be held in accordance with the requirements of the 1940 Act and the rules thereunder. However, the Investment Funds generally are not required to hold custody of their assets in accordance with the 1940 Act and the rules thereunder. As a result, bankruptcy or fraud at institutions, such as brokerage firms, banks or administrators, into whose custody those Investment Funds have placed their assets could impair the operational capabilities or the capital position of the Investment Funds and may, in turn, have an adverse impact on the Fund.

Valuation and Estimates.  The Fund has limited ability to assess the accuracy of the valuations received from the Investment Funds with which the Fund invests.  Furthermore, the net asset values received by the Fund from private Investment Funds are typically estimates only and, unless materially different from actual values, are generally not subject to revision. Revisions in financial statements provided by private Investment Funds may require the Fund’s financial statements to be revised. See “CALCULATION OF NET ASSET VALUE” for more information.

Non-Diversified Status. The Fund is a “non-diversified” investment company.  The Fund generally will seek to invest its capital broadly among multiple Investment Funds and in direct investments. As a consequence of a potential large investment in a particular Investment Fund, losses suffered by such an Investment Fund could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of Investment Funds.

Reliance on Management.  All decisions regarding the management and affairs of the Fund will be made exclusively by the Adviser and/or the Subadviser, subject to Board oversight.  A Member is not entitled to participate in the management of the Fund, or in the conduct of its business, apart from the capacity to vote on certain matters (including the election of the Board).  The Adviser and the Subadviser will, in turn, seek to invest the Fund’s assets in Investment Funds and other investments.  A person should not acquire Units unless such person is willing to entrust the Adviser, the Subadviser, and the Investment Funds (and respective Investment Managers) selected for the Fund, with the management of such person’s assets.

Management Fees and Incentive Compensation.  The Fund will pay the Adviser an annual Management Fee payable on a monthly basis, and the Adviser will pay a portion of such Management Fee to the Subadviser for its services to the Adviser and the Fund.  The Investment Funds will also pay their respective Investment Managers a management fee and, with respect to substantially all Investment Funds, incentive compensation.  Such incentive compensation is typically payable to the Investment Managers or their affiliates at the end of the relevant measurement period and upon redemption from or transfer out of an Investment Fund.  See “FEES AND EXPENSES” for more information.

As a result of the Management Fee and other expenses, the returns realized by the Members from the Fund’s activities may be substantially less than the returns the Members would realize from engaging in the same activities directly, if they were able to make such investments directly without investing in the Fund.  Incentive compensation also may create an incentive for an Investment Manager to cause an Investment Fund to make investments that are riskier or more speculative than would be the case in the absence of an incentive to the Investment Manager based on performance of the Investment Fund.  An Investment Manager may also have an incentive to direct its Investment Fund to borrow to increase the Investment Fund’s investment return.

Changes in United States Law.  Changes in the state and Federal laws applicable to the Fund, Adviser, Subadviser or applicable to the Investment Managers, Investment Funds and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Members.  The Fund may need to modify its investment strategies in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

The global financial markets continue to be subject to pervasive and fundamental disruptions that have led to extensive and unprecedented governmental intervention.  Such intervention has in certain cases been implemented on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

Legal, tax and regulatory changes could occur that may materially adversely affect the Fund and/or the Investment Funds.  For example, the regulatory and tax environment for derivative instruments is changing rapidly, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments and the ability of the Fund and/or Investment Funds to pursue their trading strategies.  Similarly, the regulatory environment for leveraged investors and for private funds generally is changing rapidly, and changes in the direct or indirect regulation of leveraged investors or private funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Fund to pursue investment objectives or strategies.  Due to events in the markets over the past several years, and recent legislation, additional regulatory change may be more likely than not and should be expected to occur.

It is impossible to predict with certainty what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Fund’s and/or an Investment Fund’s ability to achieve its investment objective. Legislation or regulation, which could be substantial and is unpredictable, could pose additional risks and result in material adverse consequences to the Fund and/or Investment Funds and/or limit potential investment strategies that would have otherwise been used by the Fund or Investment Funds. The Fund believes that there is a high likelihood of significantly increased regulation of the global financial markets, and that such increased regulation could be materially detrimental to the performance of the Fund.

Geo-Political.  Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility, and may have adverse long-term effects on world economies and markets generally.

Uncertain Impact of Legislation and Follow-On Regulation.  Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives.  Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time.  The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse.  Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects.  By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, bank ownership of and involvement with private funds, registration of investment advisers, and the trading and use of many derivative instruments.  In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund and/or Investment Funds, and the SEC has engaged in a general investigation of private funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to private fund managers, private funds and funds of hedge funds.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets.  The FSOC has the authority to require that nonbank financial companies that are “predominantly engaged in financial activities,” such as the Fund, the Adviser, Investment Funds and Investment Managers, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”).  The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for nonbank financial companies supervised by the Federal Reserve.  Such disclosure requirements may include the disclosure of the identity of investors in private funds such as the private Investment Funds.  The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund and/or Investment Funds, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits, and limiting short-term debt.  The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system.  In the event that the FSOC designates the Fund or an Investment Fund as a systemic risk to be placed under the Federal Reserve’s supervision, the Fund or Investment Fund could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements, and overall risk management requirements, among other restrictions.  Such requirements could hinder the Fund’s and/or an Investment Fund’s ability to meet its investment objective and may place the Fund at a disadvantage with respect to its competitors.

Private Investment Funds may also face additional reporting and recordkeeping requirements under the Dodd-Frank Act.  Under the Dodd-Frank Act, advisers to private funds are required to maintain records regarding private funds that include a description of: amount of assets under management and use of leverage, including off-balance-sheet leverage; counterparty credit risk exposure; trading and investment positions; valuation policies and practices; types of assets held; side arrangements or side letters whereby certain investors obtain more favorable rights than other investors; trading practices, and such other information as the SEC determines is necessary and appropriate in the public interest and for the protection of investors or for the assessment of systemic risk.  Over time, private Investment Funds’ adherence to the new recordkeeping and reporting requirements may indirectly increase Fund expenses.

Banking Regulation.  The Adviser is a non-bank subsidiary of Wells Fargo & Company (“Wells Fargo”), a bank holding company registered as such under the Bank Holding Company Act of 1956, as amended.  Loans and other transactions between the Fund and Wells Fargo’s subsidiary banks, and loans by Wells Fargo’s subsidiary banks to Members for the purpose of purchasing Units or that are secured by Units, are limited by affiliate transaction restrictions applicable to banks.  These and other banking law requirements may affect the operations, investments and activities of the Fund.  Generally speaking, the restrictions applicable under the federal banking laws are designed to protect the banks, rather than to protect investors in the Fund.

Principal Risks Relating to Investment Funds and Direct Investments

PAST RESULTS OF INVESTMENT VEHICLES ADVISED OR MANAGED BY THE ADVISER OR THE SUBADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.  NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

The following discussion outlines certain of the risks associated with Investment Funds and particular types of investments that may be made by the Investment Funds.  Such risks would apply equally in respect of any direct investments by the Fund in any of the securities or other instruments described herein.

Investment Funds Generally Non-Diversified.  Investment Funds will generally be non-diversified, although some Investment Funds may be required to, or undertake to, comply with certain investment restrictions.  Investment

Funds may at certain times hold large positions in a relatively limited number of investments.  Investment Funds may target or focus their investments in particular markets, sectors, or industries.  Those Investment Funds that focus on a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings.  As a result, the net asset values of such Investment Funds may be subject to greater volatility than those of investment companies that invest across multiple markets, industries or sectors, and this may negatively impact the net asset value of the Fund.

Debt and Other Income Securities.  Investment Funds may invest in fixed-income and adjustable rate securities.  Although certain Investment Funds may invest in securities of issuers in developed countries, other Investment Funds may invest in income securities of issuers located in or with significant exposure to emerging markets, including countries located in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.  Certain Investment Funds may also invest in the sovereign debt of developed and emerging market countries.

Income securities are subject to interest rate, market and credit risk.  Interest rate risk relates to changes in a security’s value as a result of changes in interest rates generally.  Even though such securities are investments that may offer a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  In general, the values of fixed-income securities increase when prevailing interest rates fall and decrease when interest rates rise.  Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase or decrease significantly in value when market interest rates fall or rise, respectively.  Market risk relates to the changes in the risk or perceived risk of an issuer, country or region.  Credit risk relates to the ability of the issuer to make payments of principal and interest, including the likelihood of default.  The values of income securities may be affected by changes in the credit rating or financial condition of the issuing entities.  Income securities denominated in non-U.S. currencies are also subject to the risk of a decline in the value of the denominating currency relative to the U.S. dollar.

The debt securities in which certain Investment Funds may invest are not required to satisfy any minimum credit rating standard, and may include instruments that are considered to be of relatively poor standing and have predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  Certain Investment Funds may invest in bonds rated lower than investment grade, which may be considered speculative.  Certain Investment Funds may also invest substantially all of their assets in high-risk instruments that are low rated or unrated.

Distressed Debt.  Distressed debt strategies entail investing in the debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the “high yield” category. These securities generally trade at significant discounts to par value, because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low-credit instruments.  Investment Funds which invest in distressed debt typically experience significantly more volatility and risk than traditional fixed income Investment Funds.

Credit Crisis Liquidity Risk.  Certain types of credit instruments, such as investments in collateralized debt obligations, high-yield bonds, debt issued in leveraged buyout transactions, mortgage- and asset-backed securities, and short-term asset-backed commercial paper, became very illiquid in the latter half of 2007 through 2009.  General market uncertainty and consequent re-pricing of risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments.  These conditions resulted in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value.  Future tightening, or collapse, of the credit markets may make valuation for the Fund and its Investment Funds uncertain and/or result in sudden and significant valuation increases or declines in the Fund or the Investment Funds.

Arbitrage Strategies Risk.  The Fund and the Investment Funds may utilize various arbitrage strategies, including convertible arbitrage, merger/event-driven arbitrage, fixed income arbitrage, volatility arbitrage and statistical arbitrage.  Arbitrage investment typically seeks to take advantage of temporary perceived inefficiencies in the pricing of certain assets.  Through research and analysis, arbitrage investors seek to find investment opportunities that have not been deemed to be viable by other investors.  Such investments may be available only cyclically or not at all.  Furthermore, if assumptions used in the research and analysis of the arbitrage investment are incorrect or if the model used to evaluate arbitrage investments is flawed, arbitrage strategies may be unsuccessful.

Proactive Investing Risk.  In those cases where the Subadviser or Investment Manager of an Investment Fund takes a more proactive role with respect to an investment in a company, there is a risk that the Subadviser or Investment Manager's intended strategy for that company may not achieve or fully achieve the desired outcome, and the value of the investment in the company’s securities may not be protected or enhanced as anticipated.  Moreover, there may be instances (such as when a representative of the Adviser, Subadviser or Investment Manager serves on the board of directors of a company) when the Fund or an Investment Fund will be restricted in transacting in or redeeming a particular investment as a result of, among other things, legal restrictions on transactions by company directors or affiliates.

Convertible Securities.  Convertible securities (“Convertibles”) are generally debt securities or preferred stocks that may be converted into common stock.  Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks).

A Convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock.  The market value of a Convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a Convertible usually falls.  Since it is convertible into common stock, the Convertible generally has the same types of market and issuer risk as the underlying common stock.  Convertibles that are debt securities are also subject to the normal risks associated with debt securities, such as interest rate risks, credit spread expansion and ultimately default risk, as discussed above.  Convertibles are also prone to liquidity risk as demand can dry up periodically, and bid/ask spreads on bonds can widen significantly.

An issuer may be more likely to fail to make regular payments on a Convertible than on its other debt because other debt securities may have a prior claim on the issuer’s assets, particularly if the Convertible is preferred stock.  However, Convertibles usually have a claim prior to the issuer’s common stock.  In addition, for some Convertibles, the issuer can choose when to convert to common stock, or can “call” (redeem) the Convertible, which may be at times that are disadvantageous for an Investment Fund.

Warrants and Rights.  Investment Funds may purchase warrants and rights.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.  Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Foreign Sovereign Debt.  Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks.  Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers.  Investment in sovereign debt involves special risks.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and an Investment Fund may have limited legal recourse in the event of a default because, among other reasons, remedies must be pursued in the courts of the defaulting party.  In addition, political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect an Investment Fund’s investments.  Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

Trading Strategies and Multiple Investment Managers.  When the Fund invests in an Investment Fund, the Fund does not have custody of the assets so invested.  Therefore, there is always the risk that the personnel of that Investment Fund could misappropriate the securities or funds (or both) of the Fund.  Furthermore, the institutions, including brokerage firms and banks, with which the Investment Managers do business, or to which securities have been entrusted for custodial purposes, may encounter financial difficulties that impair the operational capabilities or the capital position of the Investment Fund.

The success of an Investment Manager’s trading strategy may depend upon the occurrence in the future of price trends in the markets traded.  In the past, there have been periods without trends and such periods may recur.  The past performance of such trading strategies is not necessarily indicative of their future profitability, and no trading program can consistently determine which commodity or security to trade or when to enter into the trade.  Any factor which may lessen the prospect of major trends in the future (such as increased governmental control of, or participation in, the markets) may reduce an Investment Manager’s ability to trade profitably in the future.  Any factor which would make it difficult to execute more timely trades, such as a significant lessening of liquidity in a particular market, would also be detrimental to profitability.  Further, Investment Managers may modify and alter their strategies from time to time in an attempt to better evaluate market movements.  As a result of such periodic modifications, it is possible that the trading strategies used by the Investment Managers in the future may be different from those presently in use.  The Fund may also invest with newly formed Investment Managers that have limited or no operating histories or track records.  No assurance can be given that the trading strategies to be used by Investment Managers will be successful under all or any market conditions.

In order to diversify among trading methods and markets, the Subadviser has selected multiple Investment Funds.  Although this diversification is intended to offset losses while maintaining the possibility of capitalizing on profitable price movements, there can be no assurance that use of several different Investment Funds will not result overall in losses generated by some Investment Funds exceeding profits achieved by others.  There is no guarantee that the Fund will achieve its objectives or generate profits.  Similarly, there is no assurance that selection of multiple Investment Funds will prove more successful than would selection of a single Investment Fund.  Moreover, the Subadviser may reallocate the Fund’s assets among the Investment Funds, terminate one or more Investment Funds or select additional Investment Funds at any time.  Any such reallocation could adversely affect the performance of the Fund.

Systematic Trading. Investment Managers using systematic trading strategies take directional positions in commodities, currencies or securities.  Such Investment Managers base their decisions not on fundamental supply and demand factors, economic factors or anticipated events, but rather on technical trading systems involving trend analysis and other factors relating to the market itself.  The profitability of such systematic trading depends upon the occurrence in the future of sustained price moves.  Investment Managers using systematic trading strategies may also exercise some discretion to not take a position that is indicated by their systems or to take a position not indicated by their systems.  This may result in such Investment Manager missing profit opportunities or making unprofitable trades when a more systematic approach would not have done so.  On the other hand, rigid adherence to any system could miss opportunities or lead to losses which an exercise of discretion based on analysis of fundamental factors might have avoided.

Securities on Margin.  Investment Funds may borrow money to purchase securities.  Such borrowing provides the advantages of leverage, but exposes the Investment Funds to capital risk and higher current expenses.  Any gain in the value of securities purchased with borrowed money or income earned from these securities that exceeds interest paid on the amount borrowed would cause an Investment Fund’s net assets to increase faster than would otherwise be the case.  Conversely, any decline in the value of the securities purchased would cause the Investment Fund’s net assets to decrease faster than would otherwise be the case.

Speculative Trading Strategies.  Some Investment Funds may engage in speculative strategies, such as selling securities short and futures trading.  Short selling exposes the seller to unlimited risk due to the lack of an upper limit on the price to which a security may rise.  Commodity futures prices can be highly volatile.  Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is a typical feature of futures trading.  This may have the effect of magnifying trading losses an Investment Fund experiences.  No guarantee or representation is made that any Investment Fund’s strategies will be successful.

Derivatives Markets Can Be Highly Volatile.  The profitability of investments by an Investment Fund in the derivatives markets depends on the ability of its Investment Manager to analyze correctly these markets, which are influenced by, among other things, changing supply and demand relationships, governmental, commercial and trade programs and policies designed to influence world political and economic events, and changes in interest rates.

Short Selling.  Certain Investment Funds may engage in short selling.  Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  Short selling allows an Investment Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities.  However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss upon such repurchase.  An Investment Fund’s obligations under its securities loans will be marked to market daily and collateralized by the Investment Fund’s assets held at the broker, including its cash balance and its long securities positions.  Because securities loans must be marked to market daily, there may be periods when the securities loan must be settled prematurely, and a substantial loss would occur.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  Short-selling exposes an Investment Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.

Repurchase Agreements.  Repurchase agreements are agreements under which an Investment Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Investment Fund at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent, the Investment Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Investment Fund is able to dispose of them.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Investment Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.  If the seller defaults, the value of the securities may decline before the Investment Fund is able to dispose of them.  If an Investment Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Investment Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

Reverse Repurchase Agreements.  Reverse repurchase agreements are a form of borrowing that involves a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund.  Reverse repurchase transactions are a form of leverage and may increase the volatility of an Investment Fund’s investment portfolio.

Foreign Currency Transactions. Investment Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security that an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns, particularly if an Investment Manager expects a decrease in the value of the currency in which the foreign security is denominated.  Investment Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.

Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve an Investment Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Fund contracted to receive in the exchange.  An Investment Fund’s success in these transactions will depend principally on the ability of its Investment Manager to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments.  For defensive purposes or otherwise, some or all of an Investment Fund’s assets may be invested in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances.  The Fund also may invest in these instruments for defensive, liquidity or other purposes.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings.  Investment Funds may invest in securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Investment Funds (and, ultimately, for the Fund).  The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospectus of achieving them.

Special Investment Instruments and Techniques.  Investment Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Investment Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Investment Fund’s investment objective.  These strategies may be executed through derivative transactions.  The instruments the Investment Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur.  Certain of the special investment instruments and techniques that the Investment Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Investment Selection.  The Investment Funds’ investments may be selected in part on the basis of information and data filed by the issuers of such securities with various government regulators or made directly available to the Investment Managers by the issuers of securities or through sources other than the issuers.  Although the Investment Managers will evaluate all such information and data and seek independent corroboration when they consider it appropriate and when it is reasonably available, the Investment Managers will not be in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information will not be readily available.

The Fund will acquire investment assets that have not yet been identified.  Accordingly, prospective investors will not have an opportunity to review the terms upon which any assets will be acquired prior to investing in the Fund.  The likelihood that Members will realize income or gain depends generally on the skill and expertise of the Subadviser in selecting Investment Funds and making direct investments.

Equity Securities.  Investment in equity securities offers the potential for substantial capital appreciation.  However, such investment also involves certain risks, including issuer, industry, market and general economic related risks.  Investment Managers may attempt to reduce these risks; however, adverse developments or perceived adverse developments in one or more of these areas could cause a substantial decline in the value of equity securities owned by an Investment Fund.

Non-U.S. Exchanges and Markets.  An Investment Fund may engage in trading on non-U.S. exchanges and markets.  Trading on such exchanges and markets may involve certain risks not applicable to trading on U.S. exchanges and is frequently less regulated.  For example, certain of those exchanges may not provide the same assurances of the integrity (financial and otherwise) of the marketplace and its participants, as do U.S. exchanges.  There also may be less regulatory oversight and supervision by the exchanges themselves over transactions and participants in such transactions on those exchanges.  Some non-U.S. exchanges, in contrast to U.S. exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has dealt and is not the responsibility of an exchange or clearing association.  Furthermore, trading on certain non-U.S. exchanges may be conducted in such a manner that all participants are not afforded an equal opportunity to execute certain trades and may also be subject to a variety of political influences and the possibility of direct government intervention.  Investment in non-U.S. markets would also be subject to the risk of fluctuations in the exchange rate between the local currency and the dollar and to the possibility of exchange controls.  Foreign brokerage commissions and other fees are also generally higher than in the United States.

Non-U.S. Investments.  Investment in non-U.S. issuers or securities principally traded outside the United States may involve certain special risks due to economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against non-U.S. entities.  Furthermore, issuers of non-U.S. securities are subject to different, often less comprehensive accounting reporting and disclosure requirements than domestic issuers.  The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets.

Currency Risk.  The value of an Investment Fund’s assets may be affected favorably or unfavorably by the changes in currency rates and exchange control regulations.  Some currency exchange costs may be incurred when an Investment Fund changes investments from one country to another.  Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the respective markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates can also be affected unpredictably by intervention by governments or central banks (or the failure to intervene) or by currency controls or political developments.

Lending Portfolio Securities.  Investment Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral.  An Investment Fund might experience loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued and Forward Commitment Securities.  Investment Funds may invest in securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices.  These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund.  When-issued securities and forward commitments may be sold prior to the settlement date.  If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation.  In such cases, an Investment Fund may incur a loss.

Forward Trading.  Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by an Investment Fund due to unusually high trading volume, political intervention or other factors.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which an Investment Fund would otherwise conduct, to the possible detriment of the Fund.  Market illiquidity or disruption could result in major losses to the Fund.  In addition, managed accounts or investment funds in which the Investment Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Investment Managers trade as well as risks relating to settlement default.  Such risks could result in substantial losses to the Fund.

Emerging Markets.  The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets.  Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets.  Accounting and auditing standards in many markets are different, and sometimes significantly differ from those applicable in the United States or Europe.  In particular, the accounting standards with respect to inflation have to be clearly understood in order to analyze a balance sheet.  There is substantially less publicly available information about companies located in emerging markets than there is about companies in other more developed jurisdictions.  There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.  The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.  The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities.  In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce an Investment Fund’s income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition.  In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries.  There can be no assurance that adverse political changes will not cause an Investment Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

Many emerging countries are undergoing important political and economic changes that are making their economies more free-market oriented.  However, there could be future political and economic changes that may return the situation to closed and centrally controlled economies with price and foreign exchange controls.  Many of these countries lack the legal, structural and cultural basis for the establishment of a dynamic, orderly, market-oriented economy.  Many of the promising changes that are being seen at present could be reversed, causing significant impact on an Investment Fund’s investment returns.

Turnover.  An Investment Fund’s trading activities may be made on the basis of short-term market considerations.  The Fund anticipates that certain Investment Funds’ portfolio turnover rates will be significant, involving substantial brokerage commissions and fees.  Each Investment Fund will be responsible for the payment of all of the trading expenses incurred in connection with its trading activities, which will ultimately affect the return achieved by the Fund.

Illiquid Investments. The Fund intends principally to invest in Investment Funds that invest in liquid markets and liquid securities; however, the Investment Funds may invest in illiquid investments, including private investments in privately or publicly traded companies.  Illiquid investments may not appreciate in the short term or at all and/or may incur losses.  The Investment Funds may be unable to dispose of illiquid investments promptly or at a reasonable price.  In addition, with respect to certain long-term illiquid investments, the Investment Funds will not be able to dispose of them until a realization event, such as a sale of business or initial public offering, which may not occur in the near term or at all.  Consequently, if an Investment Fund experienced substantial withdrawals of capital at a time when a material portion of its portfolio was invested in illiquid investments, withdrawing and/or non-withdrawing investors could be adversely affected.  Withdrawing investors could receive cash withdrawals, leaving the Investment Fund with an increasingly illiquid portfolio.  Alternatively, the Investment Funds could suspend withdrawals or effect withdrawals in kind by transferring illiquid investments to the withdrawing investors or to all investors.  Each Investment Fund that makes illiquid investments will value such illiquid investments and will realize such illiquid investments in accordance with its own valuation and investment policies, and the Subadviser will generally not participate in such determinations.  Because there is little or no market for illiquid investments, the valuation assumptions with respect to illiquid investments may require subsequent adjustments.  Such valuations will affect the Investment Funds’ net asset values.  In addition, investors in the Investment Funds that contribute capital at different times may experience divergent returns on their investments due to the illiquid nature of such investments.  Finally, if the Investment Funds experienced material losses with respect to their illiquid investments for which margin financing was utilized, the Investment Funds’ ability to post variation margin could be affected.  In such event, the Investment Funds might be compelled to liquidate certain investments that they otherwise might have maintained at a loss.  Each Member will share in the Fund’s share of each illiquid investment of the Investment Funds irrespective of when such Member invested in the Fund.

Valuation by Investment Funds of illiquid investments will affect the Fund’s net asset value and therefore the net asset value of the Units at the time of purchase or withdrawal or the amount of the Management Fee payable to the Adviser.  In particular, where valuation assumptions on illiquid investments require subsequent adjustments (either by increasing or decreasing the valuation assumptions of such investments), Shares could be purchased or withdrawn by Members at a higher or lower net asset value than they otherwise would have been.

Restricted Securities.  Certain Investment Funds may invest in restricted securities that are subject to substantial holding periods or that are not traded in public markets.  Restricted securities generally are difficult or impossible to sell at prices comparable to the market prices of similar securities that are publicly traded.  No assurance can be given that any such restricted securities will be eligible to be traded on a public market even if a public market for securities of the same class were to develop.  It is highly speculative as to whether and when an issuer will be able to register its securities so that they become eligible for trading in public markets.

Derivatives.  Derivatives are financial contracts whose value depends on, or is derived from, an underlying product, such as the value of a securities index.  Among the types of derivatives that may be used by the Investment Funds are futures, options and swaps.  The risks generally associated with derivatives include the risks that: (a) the value of the derivative will change in a manner detrimental to an Investment Fund; (b) before purchasing the derivative, the Investment Manager will not have the opportunity to observe its performance under all market conditions; (c) another party to the derivative may fail to comply with the terms of the derivative contract; (d) the derivative may be difficult to purchase or sell; and (e) the derivative may involve indebtedness or economic leverage, such that adverse changes in the value of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself or in heightened price sensitivity to market fluctuations.

Certain Investment Funds may also invest in non-U.S.-traded derivatives.  When traded outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the prices of, foreign securities and other instruments.  The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in an Investment Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Futures Contracts and Options on Futures Contracts.  In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to an Investment Fund.

The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange.  In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk.  In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions.  There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to an Investment Fund.

In addition, under the Commodity Exchange Act, futures commission merchants are required to maintain customers’ assets on a segregated basis.  If an Investment Fund engages in futures and options contract trading and the futures commission merchants with whom the Investment Fund maintains accounts fail to so segregate the Investment Fund’s assets or are not required to do so, the Investment Fund will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants.  Even where customers’ funds are properly segregated, an Investment Fund might be able to recover only a pro rata share of its property pursuant to a distribution of a bankrupt futures commission merchant’s assets.

Futures Cash Flow.  Futures contracts gains and losses are marked-to-market daily for purposes of determining margin requirements.  Option positions generally are not, although short option positions will require additional margin if the market moves against the position.  Due to these differences in margin treatment between futures and options, there may be periods in which positions on both sides must be closed down prematurely due to short-term cash flow needs.  Were this to occur during an adverse move in the spread or straddle relationships, a substantial loss could occur.

Option Transactions.  The purchase or sale of an option by an Investment Fund involves the payment or receipt of a premium payment and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security or other instrument for a specific price at a certain time or during a certain period.  Purchasing options involves the risk that the underlying instrument does not change price in the manner expected, so that the option expires worthless and the investor loses its premium.  Selling options, on the other hand, involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security or other instrument in excess of the premium payment received.

Call and Put Options on Securities Indices.  Investment Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use by an Investment Fund of options on stock indexes will be subject to the ability of the Investment Manager to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Swap Agreements.  The Fund and Investment Funds may enter into equity, commodity, interest rate, index, credit default and currency rate swap agreements.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return, or to hedge.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by Investment Funds and the Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s or the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The risk of loss with respect to swaps is limited to the net amount of payments that an Investment Fund or the Fund is contractually obligated to make.  If the other party to a swap defaults, an Investment Fund’s or the Fund’s risk of loss consists of the net amount of payments that the Investment Fund or the Fund contractually is entitled to receive.

Counterparty Risk.  Some of the markets in which Investment Funds may effect their transactions are “over-the-counter” or “interdealer” markets.  The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets.  To the extent an Investment Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions on these markets, such Investment Fund may take a credit risk with regard to parties with which it trades and may also bear the risk of settlement default.  These risks may differ materially from those entailed in exchange-traded transactions which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  This exposes the Investment Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Investment Fund to suffer a loss.  Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where an Investment Fund has concentrated its transactions with a single or small group of counterparties.  Investment Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty.  The ability of Investment Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by Investment Funds utilizing these types of investments.

Failure of Broker-Dealers. Institutions, such as brokerage firms or banks, may hold certain of an Investment Fund’s assets in “street name.”  Bankruptcy or fraud at one of these institutions could impair the operational capabilities or the capital position of that Investment Fund.

In addition, as certain Investment Funds may borrow money or securities or utilize operational leverage with respect to their assets, those Investment Funds will post certain of their assets as collateral securing the obligations or leverage (“Margin Securities”).  Each Investment Fund’s broker generally holds the Margin Securities on a commingled basis with margin securities of its other customers and may use certain of the Margin Securities to generate cash to fund the Investment Fund’s leverage, including pledging such Margin Securities.  Some or all of the Margin Securities may be available to creditors of the Investment Fund’s broker in the event of its insolvency.  The Investment Fund’s broker has netting and set off rights over all the assets held by it to satisfy the Investment Fund’s obligations under its agreements with the Investment Fund’s broker, including obligations relating to any margin or short positions.

OTC Transactions.  Certain Investment Funds may deal in forward foreign exchange contracts between currencies of the different countries and multi-national currency units and options on currencies for hedging or speculation.  With respect to forward currency contracts, this is accomplished through contractual agreements generally to purchase or sell one specified currency for another currency at a specified future date and price determined at the inception of the contract.  Certain Investment Funds will engage in other OTC transactions, such as options not traded on an exchange, swaps, caps, floors, and collars.

In general, there is less governmental regulation and supervision of the OTC markets than of transactions entered into on an organized exchange.  In addition, many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearinghouse, will not be available in connection with OTC transactions.  This exposes an Investment Fund to the risks that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract.  An Investment Fund is not restricted from concentrating transactions with one counterparty.  An Investment Fund, therefore, will be exposed to greater risk of loss through default than if the Investment Fund’s trading were confined to regulated exchanges.

An Investment Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to insolvency, bankruptcy, governmental prohibition or other causes, which could subject the Investment Fund to substantial losses.

Investment Manager Misconduct.  When the Fund invests assets in an Investment Fund, the Fund will not have custody of the invested assets or control over its investment.  Therefore, despite due diligence and monitoring, there is always the risk that an Investment Manager could divert or abscond with the assets, fail to follow agreed upon investment strategies or engage in other misconduct.  The private Investment Funds in which the Fund’s assets will be invested likely will not have registered their securities under federal or state securities laws.  In addition, the Investment Managers may not be registered as investment advisers under the Advisers Act.  This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Investment Managers.

Incentive Compensation.  Investment Managers compensated with performance fees or allocations may assume more risk than those who receive fixed fees. Generally, the Investment Managers’ compensation is determined separately for each year or shorter period; often, but not always, the Investment Manager agrees to carry forward losses to subsequent years in determining the fee for such years. Such fee arrangements may give the Investment Managers incentives to make purchases for an Investment Fund that are unduly risky or speculative. Also, performance-based compensation may be paid to Investment Managers who show net profits, even though the Fund as a whole may have incurred a net loss.

Past Performance; Trading Method Changes.  Investment Managers’ trading strategies may change over time.  There can be no assurance that any trading strategies will produce profitable results or that past performance of an Investment Manager’s trading strategies indicates future profitability.  Furthermore, Investment Managers’ trading methods are dynamic and evolve.  Thus, an Investment Manager may not always continue to use the same trading method in the future that was used to compile performance histories.

Limits on Hedged Strategies.  Investment Managers may employ directional strategies that expose the Investment Funds to certain market risks.  Substantial losses may be recognized on hedged positions as illiquidity and/or default on one side of a position can lead to a hedged position being transformed into an outright speculative position.

Hedging Transactions.  The  Investment Funds may utilize financial instruments, including, but not limited to, futures, swaps, options, exchange-traded funds and other equity market derivatives, both for investment purposes and for risk management purposes:  (i) to protect against possible changes in the market value of an Investment Fund’s investment portfolio resulting from fluctuations in markets and changes in interest rates; (ii) to protect unrealized gains in the value of an Investment Fund’s investment portfolio; (iii) to enhance or preserve returns, spreads or gains on any investment in an Investment Fund’s portfolio or (iv) for any other reason that the Investment Managers deem appropriate.  There can be no assurances that such hedging transactions or activities will be available or practicable in all cases or that they will be effective.  Although the Investment Funds may attempt to minimize such market and portfolio risks, some unhedged market and portfolio exposure will occur.

Securities Believed to be Undervalued or Incorrectly Valued.  Securities that Investment Managers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within timeframes Investment Managers anticipate. Investment Managers are not subject to minimum credit standards in their investments, and may purchase below investment grade obligations.

Financing Arrangements.  As a general matter, the banks and dealers that provide financing to the Investment Funds have considerable discretion in setting and changing their margin, haircut, financing and collateral valuation policies. Changes by banks and dealers in any of the foregoing policies may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that any particular Investment Fund will be able to secure or maintain adequate financing, without which such an Investment Fund may not be viable.

General Economic Conditions.  The success of Investment Fund strategies is often linked to market and business cycles, as well as the broader economic environment, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets.  Unexpected volatility or illiquidity in the markets in which the Investment Funds hold positions could result in significant losses for Investment Funds.

Investment in Multiple Investment Funds.  The Investment Funds trade independently of each other and may place orders that “compete” with each other for execution or that cause the Fund to establish positions that offset each other (in which case the Fund would indirectly incur commissions and fees without the potential for a trading profit).  Similarly, an Investment Fund could hold at one time opposite positions in the same instrument as a different Investment Fund.  Each such position would indirectly cost the Fund transactional expenses but together the positions might not generate any recognized gain or loss.

Tandem Markets.  The Fund may invest in Investment Funds which, in aggregate, broadly allocate among various assets classes such as equities, fixed-income, commodities, foreign currencies, listed securities and over-the-counter instruments globally.  However, from time to time multiple markets can move in tandem against the Fund’s positions and in such cases the Fund could suffer substantial losses.

Small and Medium Capitalization Companies.  Investment Funds may invest in companies with small- to medium-sized market capitalizations.  These companies involve higher risks in some respects than investments in securities of larger companies.  These risks include higher price volatility risk as compared to large-capitalization companies and greater bankruptcy or insolvency risk (with the attendant losses to investors) than for larger, “blue chip” companies.

Event Driven Investments.  The Investment Funds may invest in companies involved in (or the target of) acquisition attempts or tender offers or companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions.  Likewise, an Investment Fund’s investments may be in markets or companies in the midst of a period of economic or political instability.  In any investment opportunity involving any such type of business transaction or event, there exists a number of risks, such as the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security or other financial instrument in respect of which such distribution is received.  Similarly, if an anticipated transaction does not in fact occur, the Investment Fund may be required to sell its investment at a loss.  Further, in any investment in an unstable political or economic environment, there exists the risk of default as to debt securities and bankruptcy or insolvency with respect to equity securities.  Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies or situations in which the Investment Fund may invest, there is a potential risk of loss by the Investment Fund of its entire investment in such companies.

Prime Brokers; Clearing Brokers; Futures Commission Merchants.  Investment Funds may maintain customer accounts with prime brokers, clearing brokers and/or futures commission merchants. Securities and cash held in customers’ accounts at prime brokers that are U.S.-registered broker-dealers will not be available to the non-customer creditors of the prime broker.  Nonetheless, if a prime broker became insolvent and there were not sufficient customer assets to pay all customers in full, then the securities and cash held in customers’ accounts at the prime broker would be distributed pro rata among customers.  Different results may occur in the event that a U.S. prime broker sub-custodies its assets with a foreign sub-custodian outside the United States.  Different results, including loss of U.S. regulatory protections, may also occur in the event that an Investment Fund customer of a U.S. prime broker permitted the prime broker to (i) rehypothecate or lend its assets or (ii) transfer its assets to a prime broker or other entity that is not a U.S. registered broker-dealer.  If assets are held by a prime broker that is not a U.S. registered broker-dealer, the U.S. regulatory protections do not apply.  In certain jurisdictions, with authority from the Investment Fund, such assets may be borrowed, lent or otherwise used by the prime broker for its own purposes.  In the event of the insolvency of the prime broker, Investment Funds may rank as unsecured creditors and may not be able to recover equivalent assets in full.

The CEA requires a futures commission merchant to segregate funds deposited in an Investment Fund customer’s commodity futures account.  If a futures commission merchant fails to properly segregate an Investment Fund’s assets, the Investment Fund may be subject to a risk of loss of its funds on deposit in the event of such futures commission merchant’s bankruptcy or insolvency.  In addition, under certain circumstances, such as the inability of another customer of a futures commission merchant or its own inability to satisfy substantial deficiencies in such other customer’s account, the Investment Fund may be subject to a risk of loss of its funds on deposit even if such funds are properly segregated.  In the case of any such bankruptcy or customer loss, the Investment Fund might recover only a pro rata share of all property available for distribution to all of the futures commission merchant’s customers.  If no property is available for distribution, the Investment Fund would not recover any of its assets.

Recent events have demonstrated that in the event of the insolvency of a broker or futures commission merchant, an Investment Fund customer may encounter delays in establishing its rights to assets held by the insolvent prime broker and/or futures commission merchant.

Moreover, pursuant to the contracts entered into between the Fund and/or the Investment Funds and their prime brokers and/or futures commission merchants, the Fund and the Investment Funds may be required to post significant margin amounts under certain circumstances.  If unable to meet such requirements, the prime broker and/or futures commission merchant would be authorized to close out the positions of the Fund or the Investment Fund, as the case may be.  An immediate closing of such positions would expose the Fund or the Investment Fund, as the case may be, to the risk that its positions would be liquidated at unfavorable prices.

Other Accounts of Investment Managers.  Investment Managers may manage other accounts (including accounts in which the Investment Managers have a personal interest), which could impact how trades are allocated to the Investment Funds in which the Fund invests.  Large positions held by an Investment Manager across several accounts may be difficult to liquidate at what the Investment Manager believes to be a fair price.  The investment activities of the Investment Managers for the other accounts they manage, may give rise to conflicts of interest that may disadvantage the Fund.  See “RISK FACTORS – Principal Risks Relating to the Fund’s Structure – Conflicts of Interest” for more information.

Off-Balance Sheet Risk. In the normal course of business, the Investment Funds may invest in financial instruments with off-balance sheet risk.  These instruments may include forward contracts, swaps and securities and options contracts sold short.  An off-balance sheet risk is associated with a financial instrument if such instrument exposes the investor to a loss in excess of the investor’s recognized asset carrying value in such financial instrument, if any, or if the ultimate liability associated with the financial instrument has the potential to exceed the amount that the investor recognizes as a liability in the investor’s statement of assets and liabilities.

Litigation and Enforcement Risk.  An Investment Fund might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation, serve on creditor’s committees or attempt to gain control of a company. Under such circumstances, the Fund could conceivably be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with assets, falsely reporting values and performance, and other violations of securities laws.  Such violations may result in substantial liabilities for damages caused to others, the disgorgement of profits realized and penalties.  Investigations and enforcement proceedings are ongoing and it is possible that Investment Managers of Investment Funds in which the Fund invests may be charged with involvement in such violations. In such a case, the performance records of the charged Investment Managers may be misleading.  Furthermore, such Investment Funds and, in turn, the Fund could be exposed to losses.

Trading Suspensions.  Securities or futures exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges.  A suspension could render it impossible to liquidate an Investment Fund’s positions and thereby expose the Fund to losses.

Start-Up Periods.  The Investment Funds may encounter start-up periods during which they will incur certain risks relating to the initial investment of newly contributed assets.  Moreover, the start-up periods also represent a special risk in that the level of diversification of one or more of the Investment Funds’ portfolios may be lower than in a fully committed portfolio or group of portfolios.

Future Regulatory Change is Impossible to Predict.  The securities and derivatives markets are subject to comprehensive statutes, regulations and margin requirements.  The SEC, CFTC, and the securities and futures exchanges that they regulate are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading.  The regulation of securities and derivatives both inside and outside the United States is a rapidly changing area of law and is subject to modification by government and judicial action.  The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse.

Limits of Risk Disclosures

The above discussion covers certain risks associated with an investment in the Fund and the Units, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Fund. Prospective Members should read this entire Memorandum and consult with their own advisers before deciding whether to invest in the Fund. An investment in the Fund should be made only by investors who understand the nature of the investment, do not require liquidity in the investment and can bear the financial risks of the investment including partial or complete loss of principal.

MANAGEMENT

The Board of Managers of the Fund

The Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The managers of the Board (“Managers”) are not required to hold Units of the Fund. A majority of the Managers are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Managers”). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Manager who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

Managers
Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Managers During the Last 5 Years
Adam Taback* Age: 39	Manager, President	Since 2010	President, Alternative Strategies Group, Inc., since 2001; President, Alternative Strategies Brokerage Services, Inc., since 2010.	3	Trustee, ASGI Agility Income Fund, since 2010; Trustee, ASGI Aurora Opportunities Fund, LLC, since 2010.
James Dean Age: 54	Manager	Since 2010	Dean, Associate Dean, Kenan-Flagler Business School, UNC Chapel Hill, since 1998.	3	Trustee, ASGI Agility Income Fund, since 2010; Trustee, ASGI Aurora Opportunities Fund, LLC, since 2010.
James Dunn Age: 37	Manager	Since 2010	Vice President, Chief Investment Officer, Wake Forest University, since 2009; Managing Director, Chief Investment Officer, Wilshire	3	Trustee, ASGI Agility Income Fund, since 2010; Trustee, ASGI Aurora Opportunities Fund, LLC, since 2010.

			Associates, 2005-2009.
Stephen Golding Age: 62	Manager	Since 2010	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010.	3	Trustee, Washington College, since 2003; Trustee, ASGI Agility Income Fund, since 2010; Trustee, ASGI Aurora Opportunities Fund, LLC, since 2010.
James Hille Age: 49	Manager	Since 2010	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Texas Teachers, 1995-2006.	3
Trustee, Employees Retirement System of Fort Worth, since 2007; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Trinity Valley School, since 2009; Trustee, ASGI Agility Income Fund, since 2010; Trustee, ASGI Aurora Opportunities Fund, LLC, since 2010.

Jonathan Hook Age: 53	Manager	Since 2010	Vice President, Chief Investment Officer, The Ohio State University, since 2008; Chief Investment Officer, Baylor University, 2001-2008.	3	Trustee, ASGI Agility Income Fund, since 2010; Trustee, ASGI Aurora Opportunities Fund, LLC, since 2010.
* Indicates an interested Manager.

(1)	As of January 4, 2011.

(2)
Each Manager serves until death, retirement, resignation or removal from the Board.  Any Manager may be removed, with or without cause, at any meeting of the Members by a vote of Members owning at least two-thirds of the outstanding Units.

(3)	The “Fund Complex” is currently comprised of three closed-end registered investment companies.

Principal Officers who are not Managers

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
Michael Roman Age: 30	Treasurer	Since 2010	Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc., 2003-2006.
Britta Patterson Age: 36	Secretary	Since 2010	Director, Chief Administrative Officer, Alternative Strategies Group, Inc., since 2005.
Lloyd Lipsett Age: 45	Assistant Secretary	Since 2010
Vice President, Senior Counsel, Wells Fargo & Company, since 2009; Vice President and Secretary, Alternative Strategies Group, Inc., since 2009; Senior Vice President, Counsel, Wachovia Corporation (predecessor to Wells Fargo & Company), 2004-2009.

Ankit Patel Age: 30	Assistant Treasurer	Since 2010	Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2008; Account Manager, State Street Corporation, 2006-2007; Senior Fund Accountant, State Street

Corporation, 2005-2006.
Sheelpa Patel Brown Age: 37	Chief Compliance Officer	Since 2010	Chief Compliance Officer, Alternative Strategies Group, Inc., since 2005; Chief Compliance Officer, Alternative Strategies Brokerage Services, Inc. since 2010.
Yukari Nakano Age: 58	Chief Operating Officer	Since 2010	Senior Vice President (since 2003) and Chief Operating Officer, Alternative Strategies Group, Inc., since 2010.

(1)	As of January 4, 2011.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Leadership Structure and the Board

The Board monitors the level and quality of services, including commitments of service providers and the performance of the Adviser. In addition, the Board oversees that processes are in place to assure the Fund’s compliance with applicable rules, regulations, and investment policies and addresses possible conflicts of interest. The Board evaluates the services received under the contracts with service providers by, among other things, receiving reports covering investment performance, Unitholder services, marketing, and the Adviser’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Adam Taback, the Chairman of the Board, is an “interested person” (as defined in the 1940 Act) of the Fund.  Stephen Golding serves as the Board’s Lead Independent Manager.  As Chairman, Mr. Taback presides at meetings of the Managers and, as necessary, the Fund’s Members.  Based on the specific characteristics of the Fund, including its size and focus on alternative investments, the Board has determined it appropriate that Mr. Taback fulfill the role of Chairman.  Prior to each Board meeting, Mr. Taback discusses and formulates with Mr. Golding, an agenda to be addressed at the meeting, as well as conferring with other representatives of management and with counsel to the Independent Managers, if one has been selected.

As a registered investment company, the Fund is subject to a number of investment risks, as well as financial and compliance risks.  These risks are mitigated by written policies approved and overseen by the Board.  The Adviser conducts the Fund’s operations and the Board administers an oversight function.  The Board oversees the Adviser’s operations and the Fund’s risk management with the assistance of the Board’s Audit and Valuation Committees.  Each of these Committees is discussed below under “Committees.”  At each Board meeting, the Board considers reports regarding the Fund’s operations and oversight thereof, including oversight of risks, as well as reports from the Chief Compliance Officer (“CCO”), who also routinely meets privately with the Independent Managers.  Board Committees receive reports, and meetings may entail further discussion of issues concerning oversight of the Fund’s risk management.  The Board also may discuss particular risks that are not addressed in the Committee process.  Committee Chairs may confer with the Chairman of the Board to discuss various issues discussed in the Committee that may require further discussion by the full Board or separate reports by the Adviser.  In addition, the Chairman of the Board confers with the CCO, the Managers, the Adviser and counsel, including counsel to the Independent Managers, to discuss risk management issues.

Manager Qualifications

This section discusses, for each Manager, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Manager.  The information in this section should not be understood to mean that any of the Managers is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

Adam Taback.  Through his experience as a senior executive of financial organizations, Mr. Taback contributes his experience in the investment management industry to the Board.  Mr. Taback serves as the Chairman of the Board.

James Dean. Through his experience as an executive of foundations and business educational institutions, Mr. Dean contributes his experience in business management to the Board.

James Dunn.  Through his experience as a senior executive of a financial services organization and membership of various investment industry organizations, Mr. Dunn contributes his experience in the investment and financial services industry to the Board.

Stephen Golding. Through his experience as a senior executive officer in financial administration, Mr. Golding contributes his experience in the investment industry to the Board.

James Hille.  Through his experience as a senior executive of financial organizations and his experience working with public pension and endowment funds, Mr. Hille contributes his experience in the investment management industry to the Board.

Jonathan Hook. Through his experience as chief investment officer of large endowment funds, Mr. Hook contributes his experience in the investment management industry to the Board.

Committees

Audit Committee

The Board has formed an Audit Committee composed of the Independent Managers. The functions of the Audit Committee are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; and (3) to the extent that Managers are not members of the Audit Committee, to act as a liaison between the Fund’s independent registered public accounting firm and the Board, as applicable.  The Chairperson of the Audit Committee, Stephen Golding, receives an aggregate annual fee from the Fund Complex of $5,000 in connection with serving in such position.  As of the date of this Memorandum, the Audit Committee of the Fund has not met.

Nominating and Compensation Committee

The Board has formed a Nominating and Compensation Committee composed of the Independent Managers.  The Nominating and Compensation Committee is responsible for nominating candidates for election or appointment as Independent Managers and undertaking such other duties as shall be required of the Nominating and Compensation Committee from time to time by the Board. The Nominating and Compensation Committee will consider nominees recommended by Members provided such recommendations are provided with reasonable advance written notice to the Chairperson.  The Chairperson of the Nominating and Compensation Committee, James Hille, receives no additional compensation in connection with serving in such position.  As of the date of this Memorandum, the Nominating and Compensation Committee of the Fund has not met.

Valuation Committee

The Board has formed a Valuation Committee composed of the Independent Managers. The Valuation Committee is responsible for: (i) periodically reviewing the Fund’s procedures for valuing securities, as applicable, and making any recommendations to the Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the Board in connection therewith. The Chairperson of the Valuation Committee, Stephen Golding, receives no additional compensation in connection with serving in such position. As of the date of this Memorandum, the Valuation Committee of the Fund has not met.

Compensation(1)
Name of Manager	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex
Adam Taback*	$0	$0
James Dean	$6,666.67	$20,000
James Dunn	$6,666.67	$20,000
Stephen Golding	$8,333.33	$25,000
James Hille	$6,666.67	$20,000
Jonathan Hook	$6,666.67	$20,000
* Indicates an interested Manager.

(1)	Information provided in this table is based upon estimated payments to the Managers for the Fund’s first full fiscal year ending March 31, 2012.

No Manager or officer of the Fund currently owns any Units of the Fund.

Each Independent Manager receives from the Fund Complex a retainer fee at the annual rate of $20,000.  As set forth above in “Committees – Audit Committee,” Stephen Golding receives an aggregate fee from the Fund Complex of $5,000 annually for his service as Chairperson of the Audit Committee.  (The Fund Complex expects to hold four meetings per year.) Independent Managers are reimbursed by the Fund for their travel and out-of-pocket expenses related to Board meetings. The Managers do not receive any pension or retirement benefits from the Fund Complex. The officers of the Fund do not receive any additional compensation from the Fund.

THE ADVISER AND THE SUBADVISER

General

The investment adviser of the Fund is the Adviser, a corporation organized under the laws of the state of North Carolina.  The Adviser is a wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”).

The Adviser is registered with the SEC as an investment adviser under the Advisers Act.  The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach.  Although the Adviser is registered with the CFTC as a “commodity trading advisor,” it will operate the Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8), and the Fund is not required to  register as a “commodity pool operator” pursuant to CFTC Rule 4.5.

The Subadviser is a limited partnership organized under the laws of the state of Delaware and is registered with the SEC as an investment adviser under the Advisers Act.  The Subadviser also serves, or may serve, as investment adviser or subadviser to private investment funds, other registered investment companies, managed accounts and other investment vehicles or structures.  Although the Subadviser has not yet managed a registered investment company, the personnel of the Subadviser have substantial experience in managing investment portfolios, including portfolios structured as funds-of-funds.  The Subadviser is exempt from registration as a “commodity trading advisor” with the CFTC.  The Subadviser is controlled by the principals of Dubin & Swieca Capital Management, Inc., Henry A. Swieca and Glenn R. Dubin.

Biographies of certain of the Subadviser investment professionals having portfolio management responsibility to the Fund (the “Subadviser Portfolio Managers”) are below:

Craig Bergstrom.  Mr. Bergstrom is the Co-Chief Investment Officer of the Subadviser and is responsible for fundamental research and portfolio management, with a focus on relative value strategies.  Prior to joining the Subadviser, Mr. Bergstrom was Risk Manager at Grantham Mayo Van Otterlo & Co. LLC (“GMO”), an investment management firm with $20+ billion in assets under management during his tenure, where he had responsibilities for market risk management, hedge fund product development and derivatives strategy.  Prior to joining GMO, he was a Vice President in the Equity Derivatives group at Salomon Smith Barney, and previously worked in the Equity Structured Products group at Morgan Stanley.  Mr. Bergstrom graduated from Dartmouth College with a B.A. in Government and was awarded the CFA charter in 1997.

David Ben-Ur.  Mr. Ben-Ur is the Co-Chief Investment Officer of the Subadviser and is responsible for fundamental research and portfolio management, with a focus on equity strategies.  Prior to joining the Subadviser, Mr. Ben-Ur worked at Goldman Sachs & Co. where he was Vice President, Senior Investment Strategist and the senior leader responsible for U.S. equity investments for the company’s manager-of-managers business.  Prior to joining Goldman Sachs & Co., Mr. Ben-Ur worked at Fidelity Management & Research Co. as a Senior Fund Analyst and Assistant Investment Strategist for Fidelity’s fund-of-funds unit.  Mr. Ben-Ur graduated magna cum laude from Tufts University with a B.A. in Spanish Literature and Comparative Religion.  Mr. Ben-Ur received his Masters in Public Policy from the John F. Kennedy School of Government at Harvard University and was awarded the CFA charter in 1998.

Robert Zellner.  Mr. Zellner is a Portfolio Manager at the Subadviser and is responsible for fundamental research and portfolio management, with a focus on global macro strategies.  Prior to joining the Subadviser in April 2005, Mr. Zellner worked with Optima Fund Management in New York as a Vice President of Research focusing on manager research and due diligence for Optima’s fund-of-funds products.  Previously, Mr. Zellner spent six years at BlackRock Financial Management (“BlackRock”), most recently as a Vice President in the Fixed Income Portfolio Analytics Group, where he advised on many of BlackRock’s top mortgage banking relationships.  Mr. Zellner graduated from Princeton University, where he received an A.B. in Economics with a Certificate in Political Economy.

Subject to policies adopted by the Board and applicable law, the Subadviser is responsible for the day-to-day management of the Fund.  The Adviser’s and Subadviser’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate in order to implement and monitor the Fund’s investment program.

Other Accounts Managed Table

(As of October 31, 2010)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Subadviser Portfolio Managers	Number of Accounts*	Total Assets of Accounts Managed ($)	Number of Accounts**	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Craig Bergstrom	0	0	10	2,767,313,856	0	0
David Ben-Ur	0	0	10	2,767,313,856	0	0
Robert Zellner	0	0	1	65,263,335	0	0

* Not including the Fund.
** Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

The following are the number of accounts and respective total assets managed by the Adviser and the Subadviser that may pay a performance-based fee:

Performance-Based Fee Accounts Information
(As of January 1, 2010 for the Adviser and October 31, 2010 for the Subadviser)

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
1*	25,010,000*	5*	369,756,033*	0*	0*
0**	0**	10**	2,767,313,856**	0**	0**

       *   Adviser
       ** Subadviser

Real, potential or apparent conflicts of interest may arise because the Subadviser has day-to-day portfolio management responsibilities with respect to more than one fund.  The Subadviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund.  Fees earned by the Subadviser may vary among these accounts, and the Subadviser Portfolio Managers may personally invest in these accounts.  These factors could create conflicts of interest because the Subadviser Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Subadviser Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Subadviser Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the Subadviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Subadviser Portfolio Managers are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Subadviser will allocate investment opportunities, including those with respect to the Investment Funds, among the Fund and other accounts with similar investment strategies fairly and equitably over time and will not intentionally favor certain accounts over others, whether advised by it or an affiliate.  The Subadviser also will not intentionally favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors.  The Subadviser will supervise the allocation of transaction costs and investment opportunities among accounts.  The Chief Compliance Officer of the Subadviser will review its respective activity to ensure that the Subadviser is not unfairly favoring any accounts.  Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives.  The Subadviser will make every reasonable effort to allocate opportunities fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters, current positions of the accounts and other factors deemed relevant by the Subadviser in its sole discretion.

Compensation

Compensation for the Subadviser Portfolio Managers may include a combination of a fixed salary, discretionary bonus and/or a formula-based amount tied in part to profits generated by the Subadviser during the applicable period. In addition, the Subadviser may consider a variety of other factors including, but not limited to, the Subadviser Portfolio Managers’ execution of managerial responsibilities.  Compensation is generally determined by senior management and the general partner of the Subadviser.  The Subadviser Portfolio Managers may also participate in a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

Ownership

None of the Managers or officers currently own any Units.

FEES AND EXPENSES

The Advisory Agreement

Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for selecting investment subadvisers to manage the Fund’s assets and to monitor such management of the Fund’s assets in accordance with the Fund’s investment objective and related investment policies.  With the approval of the Board, the Adviser may elect to manage the Fund’s investments and determine the composition of the assets of the Fund.

As compensation for services and facilities required to be provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser each month a Management Fee equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Units determined as of the last calendar day of that month (before any repurchases of Units).  A portion of the Management Fee may be reallocated internally to affiliates of the Adviser that supply services related to the distribution of Units.  The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund

The Advisory Agreement was initially approved by the Board (including a majority of the Independent Managers), at a meeting held in person on December 10, 2010, and after the initial two-year period may be continued in effect from year to year if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ prior written notice by the Board; by vote of a majority of the outstanding voting securities of the Fund (that is, the lesser of 50% of the outstanding voting securities or 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy); or by the Adviser.  The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Advisory Agreement provides that in the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties thereunder, (b) reckless disregard by the Adviser of its obligations and duties thereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services (in which case any award of damages is limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser is not subject to any liability whatsoever to the Fund or to any Member for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, retention or sale of any security on behalf of the Fund.

The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at 400 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, which is the address of the Administrator.

The Subadvisory Agreement

The Adviser has retained the Subadviser to act as subadviser to the Fund.  Pursuant to the Subadvisory Agreement, the Subadviser is responsible for implementing a continuous investment program for the assets of the Fund, monitoring of the investment activities and holdings of the Fund, and the selection and monitoring of Investment Funds and other investments.  The Subadviser actively allocates, and from time to time reallocates, the Fund’s assets among various Investment Funds and other investments.  As compensation for its services, the Adviser pays the Subadviser an annual fee, paid monthly, based on the Fund’s aggregate net asset value of outstanding Units determined as of the last calendar day of that month (before any repurchases of Units).

Administrative, Accounting, Custody, Transfer Agent and Registrar Services

The Administrator provides certain administrative services to the Fund.  The Custodian serves as the Fund’s custodian.  In consideration of these services, the Fund will pay the Administrator and the Custodian the Administration Fee and the Custodian Fee, respectively.  The Administration Fee will be paid monthly and will be determined based upon the Fund’s net assets at the beginning of each calendar month.  The Custodian Fee will be paid monthly and will be determined based upon the Fund’s net assets at the end of each calendar month.  Such fees will vary based on assets of the Fund, subject to certain minimums.  The Administration Fee also includes fixed charges for certain of the services provided by the Administrator.  The Custodian Fee also includes a per transaction charge.  The principal business address of the Administrator is 400 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, and the principal business address of the Custodian is 1 Wall Street, New York, New York 10286.

The Adviser also acts in an administrative servicing role to the Fund, whereby it provides certain non-management-related services to the Fund.  These services include, among others, providing reports to the Fund, provision of office space and oversight and direction of other service providers, including the Administrator and the Custodian, which provide other administrative and custodial services to the Fund.  The Adviser’s administrative services are provided as part of the Management Fee.

The Fund will pay its start-up, offering and organizational expenses. These expenses include the cost of preparing this Memorandum and the Fund’s LLC Agreement, the expenses incurred in offering and selling Units, and other legal, accounting, and administrative expenses related thereto.  Organizational costs for the Fund will be incurred as an expense at the time of commencement of operations, and remaining offering costs will be amortized over the Fund’s first 12 months of operation.

Investment Fund Fees

In addition to the fees and expenses incurred by the Fund, the Fund also bears fees (typically including both management and incentive fees) and expenses as an investor in Investment Funds.  The Investment Managers will generally receive a management fee ranging from 1.00% to 2.00% based on a percentage of the Investment Fund’s assets and also will generally receive incentive fees ranging from 20% to 25% of the appreciation of the applicable Investment Fund as of the end of each performance period for which such incentive fee is determined.  The performance period may be based on a calendar year or other period such as a calendar quarter.

Each Investment Fund will also incur transactional expenses, including brokerage costs and margin interest costs, and fees and expenses of service providers, such as a custodian and administrator.  Because the fees and expenses reduce the net return to the Fund, a Member indirectly bears these expenses and fees.

Other Expenses of the Fund

The Fund ordinarily will bear all expenses incurred in its business and operations. Expenses borne by the Fund include, but are not limited to, the following:

●	the Management Fee and certain out-of-pocket expenses incurred by the Adviser, as set forth in the advisory agreement between the Adviser and the Fund;

●
all costs and expenses directly related to investment transactions and positions for the Fund’s account, including, but not limited to, advisory fees, brokerage commissions, placement fees, issue and transfer taxes, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in Investment Funds; provided, that the Subadviser will pay the cost of any research it conducts pursuant to its obligations under the Subadvisory Agreement;

●
all costs and expenses associated with organizational matters, the operation and registration of the Fund, offering costs and the costs of compliance with applicable federal and state laws, including any regulatory filings;

●	all fees paid to the Independent Managers as compensation for serving in such capacity, including fees and travel-related expenses of the Independent Managers;

●
attorneys’ fees and disbursements associated with updating the Fund’s registration statement, this Memorandum and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; and attorneys’ fees and disbursements associated with the preparation and review thereof;

●	the costs and expenses of holding meetings of the Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

●
the fees and disbursements of the Fund’s counsel, legal counsel to the Independent Managers, if any, auditing and accounting expenses and fees and disbursements for independent accountants for the Fund, and other consultants and professionals engaged on behalf of the Fund, and any extraordinary expenses;

●	all costs and expenses associated with the Fund’s repurchase offers;

●	the fees payable to custodians and other persons providing administrative services to the Fund and out-of-pocket expenses they incur on the Fund’s behalf;

●	the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Board or indemnitees;

●	all costs and expenses of preparing, setting in type, printing, filing and distributing reports, tax information and other communications to Members;

●	all expenses associated with computing the Fund’s net asset value, including any equipment or services obtained for these purposes;

●	all taxes, membership dues, interest on borrowings, nonrecurring and extraordinary expenses; and

●	such other types of expenses as may be approved from time to time by the Board.

The Investment Funds bear all expenses incurred in connection with their operations. These expenses generally will be similar to those incurred by the Fund.  Investment Funds generally will bear asset-based management fees and performance-based incentive compensation of the Investment Managers, which will generally reduce the investment returns of the Investment Funds and the amount of any distributions from the Investment Funds to the Fund. These expenses, fees, and allocations will be in addition to those incurred by the Fund itself.  See “FEES AND EXPENSES – Investment Fund Fees” for more information.

Expense Limitation Agreement

Through the later of (i) January 31, 2012, or (ii) twelve months from the date the Fund commences operations, the Adviser agrees to waive its fees and/or reimburse the Fund for its expenses to the extent necessary to limit the total annualized expenses of the Fund (excluding the Fund’s borrowing and other investment-related costs and fees (including any underlying manager fees and expenses), taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), including, for the avoidance of doubt, the Fund’s start-up, offering and organizational expenses, to 1.00% annually of the Fund’s average net assets (2.25% annually, including the Adviser’s management fee).  In addition, the Adviser shall be permitted to recover fees and expenses it has waived or borne subsequent to the effective date of the Expense Limitation Agreement (whether through reduction of its fees or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rate set forth in any then-applicable expense limitation agreement; provided, however, that the Fund is not obligated to pay any such deferred fees or expenses more than three years after the end of the fiscal year in which the fee was deferred or expense was reimbursed.  Any such recovery by the Adviser may not cause the Fund to exceed the annual limitation rate set forth above.  For the avoidance of doubt, no waiver of fees by the Adviser shall under any circumstances affect the fees payable to the Subadviser.

CONTROL PERSONS

Before the commencement of the Fund’s operations, the Adviser (or an affiliate of the Adviser) may be deemed to control the Fund.

As a result of the ownership of Units by persons affiliated with the Subadviser, including personnel of the Subadviser who are responsible for managing the investment portfolio of the Fund (the "Subadviser Affiliated Investors"), which investments will be made for the purpose of providing a significant amount of the initial seed capital to the Fund, certain of the Subadviser Affiliated Investors may be deemed to control the Fund as of the date the Fund commences its operations. Through their ownership of Units, these Subadviser Affiliated Investors may be able to dictate the outcome of voting on any matters as to which Members are entitled to vote; potentially, to the detriment of other Members. Such control will continue to be deemed to exist until such ownership of Units by each of the Subadviser Affiliated Investors constitutes 25% or less of outstanding Units.  It is expected that one of the Subadviser Affiliated Investors providing initial seed capital to the Fund, Glenn R. Dubin, will hold in excess of 25% of the outstanding Units at the inception of the Fund.

The Subadviser Affiliated Investors and the other investors who have provided initial seed capital to the Fund may participate in any offer to repurchase Units that is made by the Fund and have no obligation to continue to hold all or any portion of their investments in the Fund.  It is the intention of the Subadviser Affiliated Investors and such other initial investors to withdraw their capital from the Fund as soon as possible and they, therefore, intend to tender their Units for repurchase at such times as the Fund makes offers to repurchase Units until they have been able to effect a complete withdrawal of their capital from the Fund.  The tendering of Units by the Subadviser Affiliated Investors and such other initial investors may have the effect of reducing the ability of Members of the Fund to withdraw capital from the Fund to the extent that the value of Units tendered for repurchase by Members (including Units tendered by the Subadviser Affiliated Investors) exceeds the value of Units that the Fund has offered to repurchase in any repurchase offer.  See “REPURCHASES AND TRANSFERS OF UNITS – Repurchase Procedures.”  In addition, the repurchase of Units tendered by the Subadviser Affiliated Investors will, as is the case with respect to all repurchases of Units, reduce the net assets of the Fund, which may result in an increase in the per Unit expenses of the Fund insofar as there are various fixed and relatively fixed expenses of the Fund that would be borne by a smaller number of outstanding Units.

SUBSCRIPTIONS FOR UNITS

Subscription Terms

The Fund intends to accept initial and additional subscriptions for Units on Subscription Dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Unit of the Fund as of the end of the last calendar day of the prior month.  In order to subscribe to the Fund, investors must complete and return to the appropriate party (as set forth in the Subscription Agreement) one (1) copy of the Subscription Agreement by at least the number of Business Days prior to the Subscription Date that is described in the applicable Subscription Agreement.  Investors must remit the full purchase price of their subscription three (3) Business Days prior to the Subscription Date.  Subscription proceeds must be delivered by wire.  The Fund will not accept checks.

Units will be sold at the then-current net asset value per Unit as of the date on which the subscription is accepted.  The minimum initial investment in the Fund is $50,000.  The minimum additional investment is $10,000 in whole increments of $1,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. No certificates will be issued for Units.

Units will not be registered under the 1933 Act, or the securities laws of any state or any other jurisdiction.

Except as otherwise permitted by the Fund, initial and any additional investments in the Fund by any Member must be made in U.S. dollars, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional investments in the Fund will be payable in one installment. Although the Fund may, in its discretion, accept contributions of securities, the Fund does not currently intend to accept contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

Each new Member of the Fund must agree to be bound by all of the terms of the LLC Agreement, which appears in Appendix A. Each potential Member must also represent and warrant in a subscription agreement, among other things, that the Member is an Eligible Investor as described below and is purchasing Units for its own account and not with a view to the distribution, assignment, transfer or other disposition of the Units.

Member Qualifications

Each investor in the Fund will be required to represent that he, she or it is acquiring Units directly or indirectly for the account of an Eligible Investor.

Each investor in the Fund must certify that the Units subscribed for are being acquired directly or indirectly for the account of an “accredited investor” as defined in Regulation D under the 1933 Act.

An “accredited investor” is one or more of the following:

●	Any bank, as defined in Section 2(13) of the 1933 Act, acting in its individual or fiduciary capacity;

●	Any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, acting in its individual or fiduciary capacity;

●	Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

●	Any insurance company as defined in Section 2(a)(13) of the 1933 Act;

●	Any investment company registered under the 1940 Act or a business development company as defined in Section 2(a)(48) of the 1940 Act;

●	Any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

●
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

●
Any natural person who has a net worth or joint net worth with that person’s spouse at the time of purchase of Units that exceeds $1,000,000, excluding the value of the primary residence of such natural person (“net worth” for this purpose means excess of total assets at fair market value over total liabilities. For the purposes of determining "net worth", the principal residence owned by a natural person shall be excluded from both total assets and total liabilities, except that liabilities attached to such residence should be included in total liabilities to the extent that liabilities attached to such residence exceed the fair market value of the residence);

●	Any private business development company as defined in Section 202(a)(22) of the Advisers Act;

●
Any trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of acquiring Units and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

●	Any Manager or executive officer of the Fund;

●
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

●
Any employee benefit plan within the meaning of ERISA, if (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

●
Any organization described in section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring Units, with total assets in excess of $5,000,000; or

●	An entity in which all of the equity owners meet the qualifications set forth above.

After their initial purchase, existing Members purchasing additional Units of the Fund will be required to verify their status as Eligible Investors at the time of the additional purchase. Members must complete and sign a Subscription Agreement or other documents verifying that they meet the applicable requirements before they may invest in the Fund.

Various brokers that enter into selling agreements with the Placement Agents, if any, may use differing subscription agreements or other documents, which cannot, however, alter the Fund’s requirement that a Member be an Eligible Investor.

REPURCHASES AND TRANSFERS OF UNITS

No Right of Redemption

No Member of the Fund will have the right to require the Fund to redeem its Units. There is no public market for Units, and none is expected to develop. Units are generally not freely transferable, and liquidity will normally be provided only through limited repurchase offers that may be made from time to time by the Fund. Any transfer of Units in violation of the Fund’s LLC Agreement, which requires Board approval of any transfer, will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

Repurchases of Units

The Fund from time to time will offer to repurchase outstanding Units pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount or percentage of outstanding Units.

The Board will cause the Fund to make offers to repurchase Units from Members pursuant to written tenders only on terms it determines to be fair to the Fund and to Members. When the Board determines that the Fund will repurchase Units, notice will be provided to each Member describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Units during the period that a repurchase offer is open may ascertain an estimated net asset value of their Units from the Fund. If a repurchase offer is oversubscribed by Members (and not increased by the Board), the Fund may repurchase only a pro rata portion of the Units tendered by each Member.

In determining whether the Fund should repurchase Units from Members pursuant to written tenders, the Board will consider a variety of factors. The Board expects that the Fund will ordinarily offer to repurchase Units from Members quarterly with March 31, June 30, September 30 and December 31 valuation dates.  The Adviser currently expects that it will recommend to the Board that the Fund make its initial offer to repurchase Units from Members with a valuation date of June 30, 2011.  The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 Business Days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion.  The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.  The Board will consider the following factors, among others, in making its determination:

(1)	whether any Members have requested to tender Units to the Fund;

(2)	the liquidity of the Fund’s assets;

(3)	the investment plans and working capital requirements of the Fund;

(4)	the relative economies of scale with respect to the size of the Fund;

(5)	the history of the Fund in repurchasing Units;

(6)	the economic condition of the securities markets; and

(7)	the anticipated tax consequences of any proposed repurchase of Units.

In order to finance the repurchase of Units pursuant to tender offers, the Fund generally will find it necessary to liquidate a portion of its interests in Investment Funds.  However, the Fund may effect withdrawals from certain Investment Funds only at certain specified times.  In addition, certain Investment Funds may suspend capital withdrawals (or redemptions), impose restrictions on withdrawals of capital (or redemptions) beyond those ordinarily applicable to withdrawals (or redemptions) by investors in those Investment Funds or allocate a portion of the Fund’s invested capital to special investment accounts.  Thus, to facilitate the repurchase of Units, the Fund may withdraw all or a portion of its interests from certain liquid investments more rapidly than would otherwise be desirable.  This risk may be more pronounced in the event of substantial repurchases of Units within a limited period of time.  Consequently, Members that do not tender Units for repurchase may be subject to increased liquidity risks due to the reduction in the Fund’s assets resulting from payment for Units through the liquidation of a portion of the Fund’s interests in Investment Funds and the potential increase in the Fund’s ratio of illiquid to liquid investments.  Moreover, tender offers conducted by the Fund in order to repurchase Units will generate expenses for the Fund, which may be borne in part by non-redeeming Members.  Quarterly tender offers, if conducted by the Fund, will result in higher expenses than if the Fund were to offer to repurchase Units on a less frequent basis.

The Fund will make repurchase offers, if any, to all of its Members on the same terms. This practice may affect the size of the Fund’s offers. Subject to the Fund’s investment restriction with respect to borrowings, the Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

Payment for repurchased Units may require the Fund to liquidate a portion of its Investment Fund interests earlier than the Subadviser would otherwise liquidate these holdings, which may result in losses, and may increase the Fund’s portfolio turnover.

When Units are repurchased by the Fund, Members will generally receive cash distributions equal to the value of the Units repurchased. However, in the sole discretion of the Fund, the proceeds of repurchases of Units may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase. See “RISK FACTORS — Principal Risk Factors Relating to the Fund’s Structure” for more information.  Repurchases will be effective after receipt of all eligible written tenders of Units from Members and acceptance by the Fund.

Investment Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the Fund’s withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value, which may cause the Fund to incur certain expenses in connection with the valuation or liquidation of such securities. In such circumstances, the Subadviser will determine whether to attempt to liquidate the security, hold it in the Fund’s portfolio or distribute it to investors in the Fund in connection with a repurchase by the Fund.

Repurchase Procedures

The Fund generally will need to effect withdrawals from the Investment Funds to pay for the repurchase of the Fund’s Units. Due to liquidity constraints associated with the Fund’s investments in certain of the Investment Funds, it is presently expected that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of the applicable Valuation Date.  “Valuation Date” means any date chosen or authorized by the Board, in its discretion, as the valuation date for a repurchase offer.

Generally, Units being tendered by Members pursuant to a repurchase offer generally will need to be tendered by Members at least sixty-five (65) days prior to the applicable Valuation Date.  The Fund intends to make an initial payment (“Initial Payment”) for repurchased Units as follows: (A) for Members from whom the Fund accepts for repurchase only a portion of their Units, the Fund intends to pay 100% of the estimated unaudited net asset value of the Units repurchased determined as of the applicable Valuation Date; and (B) for Members from whom the Fund accepts for repurchase all of their Units, the Fund intends to pay 95% of the estimated unaudited net asset value of the Units repurchased determined as of the applicable Valuation Date.  Payments in connection with tenders generally will be made as of the later of (1) the 45th day after the Valuation Date, or (2) in the sole discretion of the Fund, if the Fund has requested withdrawals of its investment from any Investment Funds in order to fund the repurchase of Units, within ten Business Days after the Fund has received at least 95% of the aggregate amount so requested to be withdrawn by the Fund from the Investment Funds.  The Fund may establish an escrow to hold funds or otherwise earmark funds (including investments) reasonably determined by the Board to be needed to make both the Initial Payment and, if the Initial Payment is less than 100% of the estimated unaudited net asset value, the balance of such estimated net asset value.  The Fund will pay the balance, if any, of the purchase price based on the audited financial statements of the Fund for the fiscal year in which such repurchase was effective.  This amount will be subject to adjustment upon completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected.  (It is expected that the Fund’s annual audit will be completed within 60 days after the end of each fiscal year.)  The Board may, however, pay a portion of the repurchase price in securities having a value, determined as of the applicable Valuation Date, equal to the fair market value of such securities.

Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from the Fund.  The Adviser currently expects that it will recommend to the Board that the Fund make its initial offer to repurchase Units from Members with a valuation date of June 30, 2011.

If the interval between the date of purchase of Units and the Valuation Date with respect to the repurchase of such Units is less than 180 calendar days then such repurchase will be subject to a 2% early withdrawal fee payable to the Units.  In determining whether the repurchase of Units is subject to an early withdrawal fee, the Fund will repurchase those Interests held the longest first.  For the avoidance of doubt and by way of example only, a Member who subscribes for Units as of January 1, 2011 may tender his Units pursuant to a repurchase offer, if any, for the June 30, 2011 valuation date, and such repurchase, if effected (whether in whole or in part), will not be subject to the 2.00% early withdrawal fee.

If a repurchase offer is oversubscribed by Members who tender Units for repurchase (and not increased), the Fund may repurchase only a pro rata portion of the Units tendered by each Member.  In addition, a Member who tenders for repurchase only a portion of its Units will be required to maintain a minimum capital account balance equal to such amount as may be fixed from time to time by the Board, currently $50,000.  The Fund maintains the right to reduce the portion of Units to be repurchased from a Member so that the required minimum capital account balance is maintained, or to repurchase all of the tendering Member’s Units.

Repurchases of Units by the Fund are subject to SEC rules governing issuer self-tender offers and will be made only in accordance with such rules.

Mandatory Repurchase by the Fund

The LLC Agreement  provides that the Fund may repurchase Units of a Member or any person acquiring Units from or through a Member as of the last calendar day of any month under certain circumstances, including if:

●	Units have been transferred or such Units have vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member;

●
Ownership of the Units by the Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

●	Continued ownership of the Units may subject the Fund or any of its Members to an undue risk of adverse tax or other fiscal consequences;

●	Any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true; or

●	It would be in the best interests of the Fund, as determined by the Board in its sole and absolute discretion, for the Fund to repurchase such Units.

Members whose Units, or a portion thereof, are redeemed by the Fund will not be entitled to a return of any amount of sales load, if any, that may have been charged in connection with the Member’s purchase of Units.

Transfers of Units

No person will become a substituted Member of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Units held by Members may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member; or (ii) under other circumstances, with the consent of the Board (which may be withheld in its sole discretion).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board or its delegate that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.  Notice of a proposed transfer of Units must also be accompanied by a properly completed application in respect of the proposed transferee. In connection with any request to transfer Units (or portions thereof), the Fund may require the Member requesting the transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may request. The Board generally will not consent to a transfer if, after the transfer of the Units, the balance of the account of each of the transferee and transferor is less than $50,000. Each transferring Member and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer and such fees will be paid by the transferor prior to the transfer being effectuated.  If such fees have been incurred by the Fund and have not been paid by the transferor for any reason, including a decision to not transfer the Units, the Fund reserves the right to deduct such expenses from the Member’s account.

Any transferee acquiring Units or a portion thereof by operation of law in connection with the death, divorce, bankruptcy, insolvency, dissolution or adjudicated incompetence of the Member, will be entitled to the distributions with respect to the Units or a portion thereof so acquired, to transfer the Units or a portion thereof in accordance with the terms of the LLC Agreement and to tender the Units or a portion thereof for repurchase by the Fund, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC Agreement.

In purchasing Units, a Member agrees to indemnify and hold harmless the Fund, the Board, the Adviser, the Subadviser, each other Member and any of their affiliates against all losses, claims,

damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member or a substituted Member in connection with any such transfer.

DISTRIBUTION POLICY

The Fund does not presently intend to make periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole and absolute discretion of the Fund’s Board.  The Fund is not a suitable investment for investors requiring regular dividend income.  Whether or not distributions are made, Members will be required each year to pay any applicable taxes. See “TAXES” for more information.

CALCULATION OF NET ASSET VALUE

The Fund will compute its net asset value as of the last calendar day of each fiscal period in accordance with U.S. generally accepted accounting principles.  Such computation is expected to occur on a monthly basis and at other times at the Board’s discretion. In determining its net asset value, the Fund will value its investments as of such fiscal period end.  The net asset value of the Fund will equal the value of the assets of the Fund less all of the Fund’s liabilities, including accrued fees and expenses.

The Board has also established procedures for the valuation of investment securities held directly by the Fund (i.e. securities other than interests in Investment Funds). In general, those procedures are as follows:

Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value.

Equity securities, puts, calls and futures traded on a U.S. securities or futures exchange or on NASDAQ are valued as follows:

(1)	If last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day; or

(2)
If last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing “bid” and “ask” prices on the valuation date or, if not, at the closing “bid” price on the valuation date.

Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1)	At the last sale price available to the pricing service approved by the Board; or

(2)
At the last sale price obtained by the Fund or the Adviser from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date; or

(3)	At the mean between the “bid” and “ask” prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

The following securities are valued at the mean between the “bid” and “ask” prices determined by a pricing service approved by the Board or obtained by the Fund or the Adviser from two active market makers in the security on the basis of reasonable inquiry:

(1)	Debt instruments that have a maturity of more than 397 days when issued;

(2)	Debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days;

(3)	Non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less; and

(4)	Puts, calls and futures that are not traded on an exchange or on NASDAQ.

Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts, so long as such valuations are determined by the Board to represent fair value.

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Fund or the Adviser may use pricing services approved by the Board.  The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity.  Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).  The Adviser will monitor the accuracy of the pricing services, which may include comparing prices used for portfolio valuation to actual sales prices of selected securities.  The Board will monitor periodically the reasonableness of valuations provided by any pricing service.

The closing prices in the London foreign exchange market on a particular Business Day that are provided by a bank, dealer, or pricing service that the Board has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

Securities other than interests in Investment Funds including restricted securities, not having readily available market quotations are valued at fair value determined under procedures established by the Board. If the Fund or the Subadviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).

The Board has also approved procedures pursuant to which the Fund values its Investment Funds at fair value. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported by the Investment Manager at the time of such valuation to the Fund or the Administrator.  The pricing provided by Investment Funds will ordinarily be reviewed and confirmed by the Adviser, with assistance to be provided by the Subadviser as reasonably requested by the Adviser.  In its review and confirmation, the Adviser will normally rely on valuation information provided by the Investment Managers or administrators of such Investment Funds as being the “fair value” of such investments.  Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or Adviser, that an Investment Fund’s reported valuation does not represent fair value. In addition, the Fund may not have an Investment Fund’s reported valuation as of a particular fiscal period end — for example, in the event that an Investment Fund does not report a fiscal period end value to the Fund on a timely basis. In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time the Fund values its portfolio, including the most recent value (which may be an estimate) reported by the Investment Fund.  Any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

When investing in any Investment Fund, the Subadviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, generally at the outset of such investment and annually thereafter.  As a general matter, such review will include a determination of whether the Investment Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Subadviser reasonably believes to be consistent with U.S. generally accepted accounting principles. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by Investment Managers, none of the Subadviser, the Adviser or the Board will be able to confirm independently the accuracy of valuation calculations provided by Investment Managers.

The Fund’s valuation procedures require the Fund and the Adviser to consider relevant information available at the time that the Fund values its portfolios. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Investment Manager does not represent the fair value of the Fund’s interests in the Investment Fund. Although redemptions of interests in certain of the Investment Funds are subject to advance notice requirements, the Investment Funds will typically make available net asset value information to their investors that will represent the price at which, even in the absence of redemption activity, the Investment Funds would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption.  Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In other cases, as when a Investment Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of such Investment Funds.  Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by Investment Managers upon which the Administrator calculates the Fund’s fiscal period end net asset values may be subject to later adjustment by the Investment Manager based on information reasonably available at such time. For example, fiscal year-end net asset value calculations of Investment Funds are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of the Investment Funds may be reflected in the Fund’s net asset values for the relevant fiscal periods and may be reflected in the proceeds that a Member would receive upon the repurchase of Units, as described above in “REPURCHASES AND TRANSFERS OF UNITS — Repurchase Procedures;” provided that all such material adjustments are subject to the Adviser’s policies and procedures regarding such matters.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and/or the Board and consistent with the 1940 Act, investments in Investment Funds may be valued at cost.  Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration.  For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties).  In such a situation, the Fund’s investment will be valued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value.  The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Subadviser and the Adviser act as investment adviser to other clients that may invest in securities for which no public market price exists.  The Subadviser, Adviser or other parties responsible for valuing such securities may use other methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients.  Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Adviser’s Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day that the net asset value is calculated and taken into account for the purpose of determining the net asset value.

Prospective unitholders should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund if the judgments of the Board, the Adviser or the Investment Managers should prove incorrect. Also, the Investment Managers will provide determinations of the net asset value of Investment Funds only on a periodic basis.  Consequently, it may not be possible to determine the net asset value of the Fund more frequently.

UNITS AND CAPITAL ACCOUNTS

General

The Fund will maintain a separate capital account for each Member, which will have an opening balance equal to the Member’s initial contribution to the capital of the Fund. The aggregate net asset value of the Member’s Units will reflect the value of the Member’s capital account. Each Member’s capital account will be increased by the amount of any additional contributions by the Member to the capital of the Fund (including any such contributions effected by purchasing Units from another Member, i.e. a transfer approved by the Board), plus any amounts credited to the Member’s capital account as described below. Similarly, each Member’s capital account will be reduced by the sum of the amount of any repurchase by the Fund (or a sale of Units to another Member pursuant to a transfer approved by the Board) of the Member’s Units, or portion thereof, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member’s capital account as described below.

Capital accounts of Members are adjusted as of the last calendar day of each fiscal period. A fiscal period begins on the day after the last calendar day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any contribution to the capital of the Fund is made, (iv) any day as of which the Fund values any Units of any Member in connection with the repurchase of such Units, or (v) any day (other than one specified in clause (ii) above) as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective ownership of Units. Units shall be issued at the net asset value per Unit as of the date of issuance. The net asset value of a Unit will be determined by dividing the Fund’s aggregate net asset value by the number of Units outstanding at the applicable date.

Allocation of Net Profits and Losses

As of the last calendar day of each fiscal period, any net profit or net loss for the fiscal period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the fiscal period, will be allocated among and credited to or debited against the capital accounts of the Members of the Fund in accordance with their respective Unit ownership for such fiscal period.  Net profits or net losses will be measured as the amount by which the net assets as of the last calendar day of a fiscal period exceed (in the case of net profit) or are less than (in the case of net loss) the net assets as of the commencement of the same fiscal period.

Allocations for tax purposes generally will be made among Members so as to equitably reflect amounts credited or debited to each Member’s capital account for the current and prior taxable years.

Allocation of Special Items

Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes.

Reserves

Appropriate reserves may be created, accrued, and charged against Members’ capital accounts (on a pro rata basis in accordance with the Net Asset Value of each Unit) for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Board, such reserves to be in the amounts that the Board, in its sole and absolute discretion, deems necessary or appropriate.  The Board may increase or reduce any such reserves from time to time by such amounts as the Board, in its sole and absolute discretion, deems necessary or appropriate.

VOTING

Each Member of the Fund will be entitled to cast at any meeting of Members a number of votes equivalent to the aggregate net asset value of such Member’s Units as of the record date for such meeting.  The Board will establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Members as the record date for determining eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and will maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Manager and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an unregistered Investment Fund (which it intends to do in order to comply with certain applicable regulations), it will not be able to vote on matters that require the approval of the investors of the unregistered Investment Fund, including a matter that could adversely affect the Fund’s investment in it, such as changes to the Investment Fund’s investment objective or policies or the termination of the Investment Fund.

Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2011 will be available: (i) without charge, upon request, by calling collect (415) 371-4000; and (ii) on the SEC’s website at http://www.sec.gov.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Adviser

The Adviser may provide advice to other pooled investment vehicles with similar investment strategies requiring allocation of investment instruments, including the Investment Funds, or determination of the order of the execution of transactions.  The Adviser has delegated to the Subadviser responsibility for the management of the Fund's portfolio.

The Subadviser

The Subadviser provides investment advice to client accounts, including separate accounts, private funds, registered investment companies and other pooled investment vehicles (any or all of which may contain assets of the Subadviser, its affiliates or related parties and may be considered proprietary accounts), that have similar investment strategies to the Fund requiring allocation of investment opportunities and instruments, including, but not limited to, investments in Investment Funds (collectively, “Investment Instruments”), or determination of the order of the execution of certain transactions.  The Subadviser intends to allocate Investment Instruments fairly and equitably over time and not to intentionally favor certain accounts over others.  There may be circumstances, however, under which the Subadviser may cause certain accounts to commit a larger percentage of their respective assets to an investment opportunity, or invest on a basis that may be materially different, than to which the Subadviser commits the Fund's assets, or vice versa. There also may be circumstances under which the Subadviser considers participation by certain accounts in Investment Instruments in which the Subadviser does not intend to invest on behalf of the Fund, or vice versa. The Subadviser reviews trading activity on a regular basis to confirm that it is not unfairly favoring certain clients’ accounts over others, over time.  Determination of whether an allocation is unfair will depend on, among other things, the individual facts and circumstances and the client accounts’ needs and objectives.  The Subadviser intends to make reasonable efforts to allocate opportunities among accounts fairly and equitably over time in view of, among other considerations, an account’s investment objective, strategies; risk profile, or tax status; any restrictions placed on an account’s portfolio by the account or by virtue of federal or state law (such as the Employee Retirement Income Security Act of 1974, as amended); size of the account; eligibility requirements of the Investment Fund (e.g., minimum investment size, investor qualifications, etc.); capacity limitations of the Investment Fund; total portfolio invested position; nature of the security to be allocated; size of available position; supply or demand for a security at a given price level; current market conditions; timing of cash flows and account liquidity; and any other information determined by the Subadviser in its sole discretion to be relevant to the allocation of investment opportunities.

As purchase and sale orders of Investment Funds are generally effected directly with the issuers of the Investment Funds, orders are not generally aggregated, but are effected independently. Purchase and sale orders of individual securities may be aggregated.  The Subadviser generally will seek to aggregate transaction orders for its client accounts when: (i) it believes that aggregating transaction orders would be advantageous to all of the participant accounts, or for efficiency or other appropriate purposes, and (ii) consistent with legal, contractual and other obligations imposed upon the Subadviser and its client accounts.  The Subadviser, in determining whether to aggregate transaction orders for client accounts, will consider various factors, including, among others: the times when transaction orders are placed or received by the trading desk; whether there are minimum transaction amounts; and whether accounts are subject to legal, contractual or other restrictions on their ability to participate in certain or aggregated investment opportunities.

Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Subadviser for its accounts. These situations may be based on, among other things: (1) legal restrictions on the combined size of positions that may be taken for client accounts managed by the Subadviser, which could limit the size of the Fund's position; (2) the difficulty of liquidating an investment for client accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument, and there is a limited availability of such options or other instruments.  The Subadviser may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) involving the Fund and other accounts with respect to an investment without first obtaining exemptive relief from the SEC.

The Subadviser, its principals, officers, employees, affiliates and related parties, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, affiliates and related parties of the Subadviser that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

Except in accordance with applicable law, the Adviser, the Subadviser and their affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the 1940 Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser or the Subadviser, except for accounts as to which the Adviser, the Subadviser or any of their affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser, the Subadviser or one of their affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Adviser or the Subadviser has determined it would be appropriate for the Fund to purchase (or sell), and the Adviser or Subadviser determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Adviser, the Subadviser and their affiliates, and of their respective directors, managers, officers or employees, may give rise to additional conflicts of interest.

TAXES

THIS DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN.  IT IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON A TAXPAYER.  A TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The following is a summary of certain aspects of the income taxation of the Fund and its Members that should be considered by a prospective Member.  The Fund has not sought a ruling from the Service or any other federal, state, or local agency with respect to any of the tax issues affecting the Fund.  Further, the Fund has not obtained an opinion of counsel with respect to any federal tax issues other than the characterization of the Fund as a partnership for federal income tax purposes.

This summary of certain aspects of the federal income tax treatment of the Fund is based upon the Code, Treasury regulations thereunder (“Regulations”), judicial decisions, and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular Member or to certain Members subject to special treatment under the federal income tax laws, such as insurance companies.

Prospective Members should consult with their own tax advisers in order to understand the federal, state, local and foreign income tax consequences of an investment in the Fund.

Classification of the Fund

The Fund has received an opinion from K&L Gates LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Fund’s Board, the Fund will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, “publicly traded partnerships” are generally treated as corporations for federal income tax purposes.  A publicly traded partnership is any partnership where the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof).  Units will not be traded on an established securities market.  Regulations concerning the classification of partnerships as publicly traded partnerships (the “Section 7704 Regulations”) provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof).

The Section 7704 Regulations include a “redemption or repurchase agreement” safe harbor under which partnership interests can avoid being treated as readily tradable.  The Section 7704 Regulations provide that this safe harbor applies in the case of a “redemption or repurchase agreement,” which is defined as “a plan of redemption or repurchase maintained by a partnership whereby the partners may tender their partnership interests for purchase by the partnership, another partner or a person related to another partner.  The Section 7704 Regulations provide that the transfer of an interest in a partnership pursuant to a redemption or repurchase agreement is disregarded in determining whether interests in the partnership are readily tradable if (1) the redemption or repurchase agreement provides that the redemption or repurchase cannot occur until at least 60 calendar days after the partner notifies the partnership in writing of the partner’s intention to exercise the redemption or repurchase right, (2) the redemption or repurchase price is established not more than four times during the partnership’s taxable year, and (3) the sum of the percentage interests in partnership capital or profits transferred during the taxable year of the partnership does not exceed 10 percent of the total interests in partnership capital or profits.  For purposes of determining whether interests in a partnership are readily tradable on a secondary market or the substantial equivalent thereof certain repurchases or transfers, such as block repurchases or transfers, are disregarded.  A block repurchase or transfer is a repurchase or transfer by a partner during any 30-day period of partnership interests representing in the aggregate more than 2 percent of the total interests in partnership capital or profits.

The LLC Agreement contains provisions satisfying two of the requirements for a safe-harbor redemption or repurchase agreement.  First, the LLC Agreement provides that the Fund will repurchase Units only if they have been tendered at least 65 days prior to a Valuation Date; and it will generally pay the repurchase price approximately, but no earlier than, 45 days after the Valuation Date (therefore, in no event less than 60 days after the written tender thereof).  Second, the LLC Agreement provides that the Fund will not offer to repurchase Units on more than four occasions during any one taxable year unless it has received an opinion that more frequent offers would not cause adverse tax consequences.  Accordingly, the repurchase price will be established not more than four times each taxable year.

The third condition of the “redemption or repurchase agreement” safe harbor is that the repurchased interests’ share of partnership capital or profits not exceed 10 percent per year of the total interests in partnership capital or profits (excluding block repurchases or transfers).  The LLC Agreement does not contain an explicit limitation on the quantity of Units that can be repurchased in any year.  Nevertheless, the transfer restrictions and repurchase provisions of the LLC Agreement are sufficient to meet the requirements of the “redemption or repurchase agreement” safe harbor as set forth in the Section 7704 Regulations in any year in which the Fund repurchases Units not in excess of 10 percent of the total interests in the Fund’s capital or profits (excluding block repurchases or transfers).

In the event that, in any year, the Fund repurchases Units in excess of 10 percent of the total interests in its capital or profits (excluding block repurchases or transfers), it will not satisfy the “redemption or repurchase agreement” safe harbor.  The Section 7704 Regulations specifically provide that the fact that the partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof).  Rather, in this event, the partnership’s status is examined to determine whether, taking into account all of the facts and circumstances, the partners are readily able to buy, sell, or exchange their partnership interests in a manner that is comparable, economically, to trading on an established securities market.  K&L Gates LLP also has rendered its opinion that the Fund will not be a publicly traded partnership treated as a corporation for purposes of the Section 7704 due to the application of the “redemption or repurchase agreement” safe harbor in any year in which the Fund repurchases Units not in excess of 10 percent of the total interests in the Fund’s capital or profits (excluding block repurchases or transfers) and that, in the event that the Fund in any year repurchases Units in excess of 10 percent of the total interests in the Fund’s capital or profits, the Fund may still avoid being considered a publicly traded partnership if the facts and circumstances with respect to the Fund’s repurchases of Units, including the amount of Units being repurchased in such year and the pattern of repurchases of Units over the life of the Fund, indicate that the Fund is not providing the equivalent of a secondary market for its Units that is comparable, economically, to trading on an established securities market. Based upon the anticipated operations of the Fund, Units will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

The opinions of counsel described above, however, are not binding on the Service or the courts.  If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes (as a result of a successful challenge by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the Fund’s current or accumulated earnings and profits; and Members would not be entitled to report profits or losses realized by the Fund.

As an entity treated as a partnership for tax purposes, the Fund is not itself subject to federal income tax.  The Fund will file an annual partnership information return with the Service that will report the results of operations.  Each Member will be required to report separately on its income tax return its distributive Unit of the Fund’s net long term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss.  The Fund does not presently intend to make periodic distributions of its net income or gains, if any, to Members.  The amount and times of distributions, if any, will be determined in the sole discretion of the Fund’s Board.  The Fund is not a suitable investment for investors requiring regular dividend income.  Each Member will be taxed on its distributive share of the Fund’s taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

Taxation of the Fund

The Fund generally invests in Investment Funds that are taxable as partnerships.  However, the Fund may invest from time to time in other entities that are taxable as corporations. The Fund and the Investment Funds that are treated as partnerships are not subject to federal income tax.  The Fund’s income will include its allocable share of the income, gain, loss, deduction and credit of the Fund’s investments in Investment Funds that are partnerships.

Corporate Investment Funds that are organized in foreign jurisdictions will be subject to federal income tax on their net income that is effectively connected with a U.S. trade or business and U.S. withholding tax on certain non-effectively connected U.S. source income.  In general, the Fund will recognize taxable gain or loss when the Fund disposes of stock in a corporate Investment Fund.  Moreover, any corporate Investment Fund that is formed in a foreign jurisdiction will likely be treated as a “passive foreign investment company” (“PFIC”) in which case, each Member will be required to pay tax at ordinary income rates (as determined under Section 1291 of the Code) on its allocable share of any gain recognized on the sale of its indirect interest in a PFIC, plus a deemed interest charge (treated as an addition to tax) to reflect the deferral of income over the term for which the stock was held.  The deferred tax charge will not apply if the Fund elects to recognize its allocable share of any PFIC’s income and gain annually.  The Fund generally intends to make such an election when and to the extent available, but no assurances can be given that such election will be available or that if available the Fund will make such election.

Each Member will be required to report on its federal income tax return, and will be taxed upon, its allocable share of each item of the Fund’s income, gain, loss, deduction and credit for each taxable year of the Fund ending with or within the Member’s taxable year.  See “— Allocations of Income, Gain, Loss and Deduction” below.  Each item generally will have the same character and source (either U.S. or foreign), as though the Member realized the item directly.  Members must report these items regardless of the extent to which, or whether, they receive cash distributions from the Fund for such taxable year.  Moreover, investments in certain securities, such as original issue discount obligations or preferred stock with redemption or repayment premiums, or in the stock of certain types of foreign corporations, such as a “controlled foreign corporation” or “passive foreign investment company,” could cause the Fund, and consequently the Members, to recognize taxable income without the Fund or the Members receiving any related cash distribution.  An investment in a “passive foreign investment company” could also, in the absence of a specific election, cause a Member to pay a deferred tax and interest charge on taxable income that is treated as having been deferred.  In addition, because the net profits or net losses of the Fund that are allocated to a Member’s capital account reflect both gain and loss realized for federal income tax purposes and the unrealized appreciation and depreciation of investments, a Member’s share of the taxable income of the Fund in any year may be more or less than the amount of net profits or net losses allocated to the Member’s capital account for that year.

FOR THE REASONS DESCRIBED ABOVE AND BECAUSE, AMONG OTHER THINGS, THE FUND IS NOT GENERALLY OBLIGATED, AND DOES NOT INTEND, TO MAKE DISTRIBUTIONS, MEMBERS MAY RECOGNIZE SUBSTANTIAL AMOUNTS OF TAXABLE INCOME IN EACH YEAR, THE TAXES ON WHICH ARE LIKELY TO BE FAR IN EXCESS OF ANY DISTRIBUTIONS FROM THE FUND.

The Fund will file an annual partnership information return with the Service reporting the results of its operations.  After the end of each calendar year, the Fund will distribute to its Members federal income tax information reasonably necessary to enable each Member to report its distributive share of the Fund’s partnership items.  Each Member of the Fund must treat partnership items reported on the Fund’s returns consistently on the Member’s own returns, unless the Member files a statement with the Service disclosing the inconsistency.

In addition, the Fund may not be in a position to independently verify the accuracy of tax information provided by the Investment Funds.  In the event the Service challenges tax positions taken by the Investment Funds, Members of the Fund could be adversely affected.  In particular, Members in the Fund could be required to amend prior tax returns and include additional amounts of income not previously reported, and pay federal income tax at applicable rates (together with applicable penalties and interest, if any) if the tax information that Investment Funds provide to the Fund is materially inaccurate or otherwise changes as a result of a successful challenge by the Service.

Taxable Investors in the Fund

The Fund furnishes to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete federal and state tax or information returns along with any tax information required by law.  It is not likely that the Fund will receive tax information from Investment Funds in a sufficiently timely manner to enable the Fund to prepare its information return in time for Members to file their returns without requesting an extension of the time to file from the Service or state taxing agencies. Accordingly, Members will be required to obtain extensions of time to file their tax returns.  In addition, the Fund will not be in a position to independently verify the accuracy of tax information provided by the Investment Funds. In the event the Service or state taxing agencies challenge tax positions taken by the Investment Funds or by the Fund, Members could be adversely affected. In particular, Members could be required to amend prior tax returns and include additional amounts of income not previously reported, and pay federal and/or state income tax at applicable rates (together with applicable penalties and interest, if any) if the tax information that Investment Funds provide to the Fund or positions taken by the Investment Funds or the Fund are determined to be materially inaccurate or otherwise change as a result of a successful challenge by the Service or state taxing agencies.  Because the Fund expects to be treated as a partnership for federal income tax purposes, the Fund expects to deliver such tax information to Members on IRS Form K-1 (not Form 1099).  Given the Fund’s expectation to invest in numerous Investment Funds, the nature of the tax reporting on a Member’s own federal income tax return of its allocable share of the Fund’s income, gain, loss, deduction or credit will be complicated, and the Member will likely need the assistance of a certified public accountant or other tax professional to prepare its federal and state income tax returns.  The Member could experience an increase in the amount of fees payable to such tax professionals, and such increase could be material.  Investors subscribing for Units for the first time late in the Fund’s taxable year (which is currently the twelve-month period ending December 31) may wish to consider such expenses in deciding whether to subscribe at such time or to delay the subscription until the beginning of the next fiscal year.

The Code generally allows certain partnerships with 100 or more partners to elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items.  The Fund does not intend to make this election if it becomes available, but it reserves the right, in its sole discretion, to make the election if it determines that the election would be in the best interest of the Members.  In certain cases, it is possible that the election would have an adverse effect on the Members.

Tax-Exempt Investors in the Fund

Because the Fund and any Investment Fund may incur debt in connection with the purchase of securities, futures and other investments, the Fund may generate income that is taxable to its tax-exempt Members as UBTI. Accordingly, the Fund may not be an appropriate investment for a tax-exempt entity.  In addition, a tax-exempt Member may recognize UBTI if it incurs indebtedness to finance its investment in the Fund, and it is possible that certain investments by the Fund could result in UBTI, even if such investments are not debt financed.

An IRA may be required to pay income taxes, make estimated income tax payments, and file an income tax return for any taxable year in which it has UBTI.  To file an income tax return, an IRA may need to obtain a taxpayer identification number.  The Fund is not designed for investment by charitable remainder trusts and an investment in the Fund is not likely to be appropriate for a charitable remainder trust.  The charitable contribution deduction for charitable lead trusts and other trusts under Section 642(c) of the Code may be limited for any year in which the trusts have UBTI.  Additional tax considerations may also be applicable to private foundations and private operating foundations.

Prospective investors that are IRAs, title holding companies, private foundations, and private operating foundations, as well as any other tax-exempt investors, should consult their own tax advisers with respect to the tax consequences of investing in, and receiving UBTI from, the Fund.

Distributions

Distributions to a Member by the Fund, other than in liquidation of the Member’s Units in the Fund, will not result in the recognition of gain or loss by such Member, except that gain will be recognized to the extent that cash distributed exceeds the Member’s adjusted tax basis in its Units in the Fund.  Any such gain recognized will generally be treated as capital gain.

On the complete liquidation of a Member’s Units in the Fund, a Member that receives only cash will recognize gain or loss equal to the difference between the amount of cash received and such Member’s adjusted tax basis for its Units in the Fund.  If a Member receives cash and other property, or only other property, it will not recognize loss but will recognize gain to the extent that the amount of cash received exceeds the adjusted tax basis of its Units in the Fund.  Any gain or loss recognized will generally be treated as capital gain or loss.

Allocations of Income, Gain, Loss and Deduction

Under the Fund’s LLC Agreement, the net profits or net losses of the Fund for each accounting period are allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for federal income tax purposes.  The LLC Agreement provides that items of taxable income, deduction, gain, loss or credit actually recognized by the Fund for each taxable year generally are to be allocated for income tax purposes among the Members pursuant to the principles of Treasury Regulations issued under Sections 704(b) and 704(c) of the Code, to reflect equitably the amounts of net profits or net losses of the Fund allocated to each Member’s capital account for the current and prior taxable years.

The Fund may specially allocate items of Fund taxable income and gain to a Member whose Units are being repurchased to the extent its repurchase price exceeds its tax basis in its Units and may specially allocate items of Fund deduction and loss to a Member whose Units are being repurchased to the extent its tax basis in its Units exceeds its repurchase price.  There can be no assurance that, if the Fund makes such a special allocation, the Service will accept such allocation.  If such allocation is successfully challenged by the Service, the Fund’s income and gain or loss as the case may be, allocable to the remaining Members will be increased.

Tax Treatment of Portfolio Investments

In General.  The Fund expects that the Investment Funds each will act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts.  A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses.  Thus, subject to the treatment of certain currency exchange gains as ordinary income (see “— Currency Fluctuations – ‘Section 988’ Gains or Losses” below) and certain other transactions described below, the Fund expects that the gains and losses from the securities transactions of the Fund and the Investment Funds typically will be capital gains and capital losses.  These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund or an Investment Fund, as the case may be, maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment.  The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing  of the realization,  of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.

The Fund may realize ordinary income from dividends and accruals of interest on securities.  The Fund may hold debt obligations with “original issue discount.” In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year.  The Fund may also acquire debt obligations with “market discount.” Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount, which accrued during the period the debt obligation was held by the Fund.  Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss.

Moreover, gain recognized from certain “conversion transactions” will be treated as ordinary income.  Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer’s return is attributable to the time value of the net investment in the transaction.  The enumerated transactions are (i) the holding of any property  (whether or not actively traded) and entering into a contract to sell such property  (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other  transaction  that is marketed or sold on the basis that it would have the economic  characteristics of a loan but the interest-like  return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

Currency Fluctuations – “Section 988” Gains or Losses.  To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund or an Investment Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar.  Generally, gains or losses with respect to the investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency  (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund or an Investment Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund or Investment Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, the Fund or an Investment Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies.  Generally, foreign currency regulated futures contracts and option contracts that qualify as “Section 1256 Contracts” (see “— Section 1256 Contracts” below) will not be subject to ordinary income or loss treatment under Section 988.  However, if the Fund or an Investment Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund or an Investment Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund or an Investment Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the  transaction  is  entered  into)  to  treat  the  gain  or loss attributable to such contract as capital gain or loss.

Section 1256 Contracts.  In the case of Section 1256 Contracts, the Code generally applies a “mark to market” system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts.  Under these rules, Section 1256 Contracts held by the Fund or an Investment Fund at the end of each taxable year of the Fund or an Investment Fund are treated for Federal income tax purposes as if they were sold by the Fund or an Investment Fund for their fair market value on the last business day of such taxable year.  The net gain or loss, if any, resulting from such deemed sales (known as “marking to market”), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund or an Investment Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund or an Investment Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof.  Such gains and losses will be taxed under the general rules described above.  Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See “— Currency Fluctuations – ‘Section 988’ Gains or Losses” for more information.) If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years.  Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts.  The Fund (and any Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions.  The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from positions in the account.  At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes.  The application of the Regulations’ mixed straddle account rules is not entirely clear.  Therefore, there is no assurance that a mixed straddle account election by the Fund or an Investment Fund will be accepted by the Service.

Short Sales.  Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s or an Investment Fund’s hands.  Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund or an Investment Fund for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by the Fund or an Investment Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed.  However, if the Fund or an Investment Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund or the Investment Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund or an Investment Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund or the Investment Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Foreign Taxes.  It is possible that certain dividends and interest directly or indirectly received by the Fund or an Investment Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries.  In addition, the Fund or an Investment Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Deductibility of Fund Investment Expenditures

Subject to certain exceptions, all miscellaneous itemized deductions, as defined by the Code, of an individual taxpayer, and certain of such deductions of an estate or trust, including in each case a Member’s allocable share of any such deductions with respect to expenses incurred by a partnership, are deductible only to the extent that such deductions exceed 2% of the taxpayer’s adjusted gross income.  Under a former Code provision that will resume effect in 2011 unless legislative action is taken, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent the excess expenses (along with certain other itemized deductions) exceed the lesser of: (i) 3% of the excess of the individual’s adjusted gross income over the specified amount, or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.  Moreover, expenses that are miscellaneous itemized deductions are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability.  The foregoing limitations on deductibility do not apply to deductions attributable to a trade or business.  The trading of stocks or securities is generally considered engaging in a trade or business for this purpose while investing in stocks or securities is generally not so considered.

At the end of each taxable year the Fund will determine the extent to which its expenses are attributable to a trade or business or are miscellaneous itemized deductions.  There can be no assurance that the Service will agree with such determinations.

Organizational and operating expenses of the Fund, including the Management Fee and any other amounts treated as compensation paid to the Adviser, as well as certain investment expenses of the Fund, to the extent not attributable to a trade or business, may be treated as miscellaneous itemized deductions subject to the foregoing rules or may be required to be capitalized.

Under Section 163(d) of the Code, “investment interest” expense of a non-corporate taxpayer (including in the case of a Member its allocable share of any such expense incurred by a partnership) is deductible only to the extent of such taxpayer’s “net investment income” (including in the case of a Member its allocable Unit of any net investment income of a partnership).  Interest expense incurred by the Fund should constitute “investment interest” and accordingly may be subject to the foregoing limitation.

Losses

A Member may deduct its allocable share of the Fund’s losses only to the extent of such Member’s adjusted tax basis for its Units in the Fund.  Under current law, the deduction of capital losses is limited to the extent of capital gains in the case of a corporation and to the extent of capital gains plus $3,000 in the case of an individual.

The Code restricts the deductibility of losses from a “passive activity” against certain income that is not derived from a passive activity.  This restriction applies to individuals, personal service corporations and certain closely held corporations.  Pursuant to temporary Treasury Regulations issued by the Treasury Department, income or loss from securities trading or investing activity generally will not constitute income or loss from a passive activity.  Therefore, passive losses from other sources generally could not be deducted against a Member’s share of such income and gain.

Tax Elections

The Fund may make various elections for federal income tax purposes that could result in certain items of income, gain, loss, deduction and credit being treated differently for tax and accounting purposes.

The Code generally permits a partnership to elect to adjust the basis of its property on the sale or exchange of a partnership interest, the death of a Member and on the distribution of property to a Member (a “754 election”), except in certain circumstances in which such adjustments are mandatory.  Such adjustments generally are mandatory in the case of a transfer of a partnership interest with respect to which there is substantial built-in loss, or a distribution of partnership property that results in a substantial basis reduction.  A substantial built-in loss exists if a partnership’s adjusted basis in its asset exceeds the fair market value of such assets by more than $250,000.  A substantial basis reduction results if a downward adjustment of more than $250,000 would be made to the basis of partnership assets if a 754 election were in effect.   The general effect of such an election or mandatory adjustment is that transferees of partnership interests are treated as though they had acquired a direct interest in partnership assets. Any such election, once made, may not be revoked without the Service’s consent.  Although the LLC Agreement authorizes the Fund, at its option, to make this election (or any other elections permitted under the Code), because of the tax accounting complexities inherent in making this election to adjust the basis of the Fund, it is unlikely that the Fund would decide to make such an election unless circumstances existed which required such adjustments.  The absence of this election and of the power to compel the making of such election may, in some circumstances, results in a reduction in value of an interest in the Fund to a potential transferee.

The Fund decides how to report the tax items on its information returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency.  In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund’s income and deductions generally is determined at the partnership level in a single proceeding rather than by individual audits of Members.  The Fund’s “Tax Matters Partner” has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members.  In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members’ tax liabilities with respect to Fund items.

Alternative Minimum Tax

The extent, if any, to which the federal alternative minimum tax will be imposed on any Member will depend on the Member’s overall tax situation for the taxable year.  Prospective investors should consult with their tax advisers regarding the alternative minimum tax consequences of an investment in the Fund.

Unearned Income Medicare Tax

Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent.  Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax.  Certain income and gain resulting from the Fund’s investments, when allocated to individual investors and investors that are trusts or estates, will constitute investment income of the type subject to this tax.

Tax Shelter Disclosure

Certain rules require taxpayers to disclose – on their federal income tax returns and, under certain circumstances, separately to the Office of Tax Shelter Analysis – their participation in “reportable transactions” and require “material advisors” to maintain investor lists with respect thereto.  These rules apply to a broad range of transactions, including transactions that would not ordinarily be viewed as tax shelters, and to indirect participation in a reportable transaction (such as through a partnership). For example, a Member who is an individual will be required to disclose participation in a loss transaction, which would include a tax loss resulting from the sale or exchange of his or her Units, if the loss is at least $2 million in any single taxable year or $4 million in the taxable year in which the transaction is entered into and the five succeeding taxable years – those thresholds are $10 and $20 million, respectively, for Members that are C corporations.  A loss transaction would also include a loss from foreign currency transactions of at least $50,000 in any single taxable year for individuals and trusts, either directly or through a pass-through entity, such as the Fund. Losses are adjusted for any insurance or other compensation received but determined without taking into account offsetting gains or other income or limitations on deductibility.

An excise tax and additional disclosure requirements may apply to certain tax-exempt entities that are “parties” to certain types of reportable transactions.  A notice issued by the Service provides that a tax-exempt investor in a partnership will generally not be treated as a “party” to a prohibited tax shelter transaction, even if the partnership engages in such a transaction, if the tax-exempt investor does not facilitate the transaction by reason of its tax-exempt, tax indifferent or tax-favored status.  There can be no assurance, however, that the Service or Treasury Department will not provide guidance in the future, either generally or with respect to particular types of investors, holding otherwise.

Failure to comply with the disclosure requirements for reportable transactions or prohibited tax shelter transactions can result in the imposition of penalties.  Prospective investors are urged to consult with their own tax advisers with respect to the effect of these rules on an investment in the Fund.

NOTWITHSTANDING ANYTHING TO THE CONTRARY, EACH INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF THE INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF AN INVESTMENT IN THE FUND AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSIS) THAT ARE PROVIDED TO THE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE (AS SUCH TERMS ARE DEFINED IN TREASURY REGULATION SECTION 1.6011-4).

State and Local Taxes

Prospective investors should also consider the potential state and local tax consequences of an investment in the Fund.  In addition to being taxed in its own state or locality of residence, a Member may be subject to tax return filing obligations and income, franchise and other taxes in jurisdictions in which the Fund or the Investment Funds operate.  The Fund may be required to withhold state and local taxes on behalf of the Members.  Any amount withheld generally will be treated as a distribution to each particular Member.  However, an individual Member may be entitled to claim a credit on his or her resident state income tax return for the income taxes paid to the nonresident jurisdictions.  Further, the Fund (and the Investment Funds) may be subject to state and/or local taxes.

Foreign Taxation

In general, the manner in which the Fund and/or Investment Funds and their income will be subject to taxation in the various countries in which they conduct investment activities will depend on whether the Fund and the Investment Funds are treated as having a trade or business in the particular country.  Although the Fund and the Investment Funds will endeavor, to the extent consistent with achieving their management and investment objectives, to minimize the risk that they are treated as engaged in a trade or business in a particular country that might result in significant taxation, no assurance can be provided in this regard. It is possible that certain amounts received from sources within foreign countries will be subject to withholding taxes imposed by such countries.  In addition, the Fund and/or Investment Funds may also be subject to other withholding and capital gains, stamp duty or other taxes in some of the foreign countries where they purchase and sell securities.

The Members will be informed by the Fund as to their proportionate shares of the foreign taxes paid by the Fund, which they will be required to include in their income.  The Members may be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their shares of such foreign taxes in computing their federal income taxes.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Members and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. All investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Member may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Members. It is the responsibility of each Member to file all appropriate tax returns that may be required.

Each prospective Member is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the Plan’s governing instruments, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the fund’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, neither the Adviser, the Subadviser nor the Investment Managers are fiduciaries within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Member in a Fund, solely by reason of the Plan’s investment in the Fund.

Certain prospective investors may currently maintain relationships with the Adviser, the Subadviser or one or more Investment Managers of the Investment Funds in which the Fund invests, or with other entities that are affiliated with the Adviser, the Subadviser or the Investment Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and the relevant provisions of the Code prohibit the use of Plan assets for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code and fiduciaries of such plans should not permit an investment in the Fund with plan assets if the Adviser, the Subadviser or the Investment Managers, or their affiliates perform or have investment powers over such assets, unless an exemption from the prohibited transaction rules apply with respect to such purchase.

The Fund requires Plan fiduciaries proposing to invest in the Fund to certify that (a) the investment by such Plan interest holder in the Fund is prudent for the Plan (taking into account any applicable liquidity and diversification requirements of ERISA); (b) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan’s governing plan documents; (c) neither the Adviser nor any of its affiliates (including, without limitation, any of the Related Parties) has acted as a fiduciary under ERISA with respect to such purchase; (d) no advice provided by the Adviser or any of its affiliates has formed a primary basis for any investment decision by such Plan interest holder in connection with such purchase; and (e) the purchase, holding and disposition of the interest in the Fund will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of other law for which an exemption is not available.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above but may be subject to substantively similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

Because the Fund and any Investment Fund may incur debt in connection with the purchase of securities, futures and other investments, the Fund may generate income that is taxable to its tax-exempt Members as UBTI. Accordingly, the Fund may not be an appropriate investment for a tax-exempt entity.  In addition, a tax-exempt Member may recognize UBTI if it incurs indebtedness to finance its investment in the Fund, and it is possible that certain investments by the Fund could result in UBTI, even if such investments are not debt financed.  An IRA may be required to pay income taxes, make estimated income tax payments, and file an income tax return for any taxable year in which it has UBTI.  To file an income tax return, an IRA may need to obtain a taxpayer identification number.  The Fund is not designed for investment by charitable remainder trusts and an investment in the Fund is not likely to be appropriate for a charitable remainder trust.  The charitable contribution deduction for charitable lead trusts and other trusts under Section 642(c) of the Code may be limited for any year in which the trusts have

UBTI.  Additional tax considerations may also be applicable to private foundations and private operating foundations.  Prospective investors that are IRAs, title holding companies, private foundations, and private operating foundations, as well as any other tax-exempt investors, should consult their own tax advisers with respect to the tax consequences of investing in, and receiving UBTI from, the Fund.

THE FUND’S SALE OF UNITS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE UNITS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

CODE OF ETHICS

The Fund, the Adviser and the Subadviser have adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel who might compete with or otherwise take advantage of the Fund’s portfolio transactions. Covered persons include the Adviser and the Subadviser, as well as employees of the Adviser and the Subadviser having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to the code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.
The codes of ethics are included as an exhibit to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The code of ethics is available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549.

BROKERAGE

The Fund

It is the policy of the Fund to obtain the best execution of its direct investment portfolio transactions, if any, taking into account certain factors as set forth below.  In most instances, the Fund will purchase securities directly from an Investment Fund, and such purchases may be, but generally are not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions, including direct investments, may be subject to transaction expenses.

The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund may be conducted through affiliates of the Adviser. The Board has adopted procedures in conformity with Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. As discussed below, the Investment Funds may also conduct brokerage transactions through affiliates of the Adviser. Transactions for the Fund will not be effected on a principal basis with the Adviser, the Subadviser, Placement Agents, any of their affiliates, or other affiliates of the Fund (unless permitted under the 1940 Act). However, such entities may effect brokerage transactions for the Fund. These transactions would be effected in accordance with procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund, the Placement Agents, the Adviser, the Subadviser, or their affiliates may receive compensation not exceeding: (i) the usual and customary broker’s commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales. Brokerage transactions effected by the Investment Funds with the Placement Agents, the Adviser, the Subadviser, or any of their affiliates will not be subject to the limitations imposed by Section 17(e) of the 1940 Act.

The Fund will bear any commissions or spreads in connection with the Fund’s portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Subadviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.  Transactions made directly for the Fund will be allocated to brokers and dealers on the basis of best execution and in consideration of a broker's or dealer's ability to effect such transactions, its facilities, reliability and financial responsibility, custodial arrangements, the scope and quality of research services, execution capability and other factors considered relevant by the Subadviser.  Accordingly, the commissions and other transaction costs (which may include dealer markups or markdowns) charged to the Fund by brokers or dealers in the foregoing circumstances may be higher than those charged by other brokers or dealers that may not offer such products or services, so long as, in the good faith judgment of the Subadviser, the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or the Subadviser’s overall investment management business, and within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended.

The Investment Funds

The Investment Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of such Investment Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Investment Funds may not be transparent to the Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Fund will have no direct or indirect control over the brokerage or portfolio trading policies employed by the investment advisers of the Investment Funds.  It is expected that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund’s behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund. Investment Funds may not be subject to the same regulatory restrictions on principal and agency transactions as the Fund.  The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund’s brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. Most  Investment Funds may select brokers on a basis other than that outlined above for the Fund and may receive benefits other than research or that benefit the Investment Fund’s investment adviser or its affiliates rather than the Investment Fund.

DISTRIBUTION ARRANGEMENTS

General

The Placement Agent and wholesaling agent for the Fund is Alternative Strategies Brokerage Services, Inc., an affiliate of the Adviser.  The Placement Agent may appoint other broker dealers as sub-placement agents.  The Placement Agent also acts primarily as a “Wholesaler” and, as such, educates and provides additional services with respect to the Fund to other brokers and financial institutions that may not be the ultimate beneficial owners of such Units.  The Placement Agent or other intermediaries that enter into agreements with the Placement Agent may charge an investor a fee for their services in conjunction with an investment in the Fund and/or maintenance of Member accounts.  Such a fee will be in addition to any fees charged or paid by the Fund and is not a Fund expense.  Members should direct any questions regarding any such fees to the relevant Intermediary.  The Fund in the future may engage additional placement agents.

The Adviser or its affiliates also may pay from their own resources (including from fees attributable to the Fund) compensation to the Placement Agent, to other of their affiliates, and to broker-dealers and other Intermediaries, in connection with subscriptions for and/or placement of Units or servicing of Members.  Intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) may receive greater compensation in connection with subscriptions for Units than they would have received in connection with subscriptions for shares of other investment funds.  Prospective investors should be aware that these payments could create incentives on the part of an Intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments. Such payments may be different for different Intermediaries.  A prospective investor with questions regarding these arrangements may obtain additional detail by contacting the relevant Intermediary directly.

Units will not be registered under the 1933 Act, or the securities laws of any state or any other jurisdiction.

Subsequent to the initial offering, it is expected that Units will be offered and may be purchased on a monthly basis or at such other times as may be determined by the Board.  The Board may discontinue accepting subscriptions at any time.

The maximum compensation payable to all member firms (in the aggregate) of the Financial Industry Regulatory Authority participating in the Fund’s distribution will be 7.25% of the Fund’s offering proceeds.

Purchase Terms

The Fund intends to seek exemptive relief from the SEC to offer multiple classes of Units of the Fund with different terms than those described herein.  The fees and expenses of such future classes may vary from the initial Units offered and will be offered under a revised memorandum if and when any such relief is obtained.  The Fund intends to accept initial and additional subscriptions for Units only once each month, effective as of the beginning of the first calendar day of the month (each such day, a “Subscription Date”) at the relevant net asset value per Unit of the Fund as of the end of the last calendar day of the prior month.  In order to subscribe to the Fund, investors must complete and return to the appropriate party (as set forth in the Subscription Agreement) one (1) copy of the Subscription Agreement by at least the number of Business Days prior to the Subscription Date that is described in the applicable Subscription Agreement.  Investors must remit the full purchase price of their subscription three (3) Business Days prior to the Subscription Date.  Subscription proceeds must be delivered by wire.  The Fund will not accept checks.

Units will be sold at the then-current net asset value per Unit as of the date on which the subscription is accepted.  The minimum initial investment in the Fund is $50,000.  The minimum additional investment is $10,000, in whole increments of $1,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. No certificates will be issued for Units.

SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT

The following is a summary description of additional items and of select provisions of the LLC Agreement.  An investor in the Fund will be a Member of the Fund and his or her rights in the Fund will be established and governed by the Fund’s Limited Liability Company Agreement (“LLC Agreement”). The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Liability; Indemnification

Under Delaware law and the LLC Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of the value of such Member’s Units.  The LLC Agreement provides that the Managers (including the initial managing member and certain of its affiliates, among others) shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board and the initial managing member and certain of its affiliates (among others) by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund provided that such liability and/or expense was not suffered as a result of such person’s willful malfeasance, bad faith, gross negligence, or reckless disregard of duties with respect to the Fund.  None of these persons shall be personally liable to any Member by reason of any change in the federal or state income tax laws applicable to the Fund or its investors.  The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board and the Adviser (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

Amendment

The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Managers (including a majority of the Independent Managers, if required by the 1940 Act). Members have the right to vote on any amendment: (i) affecting their right to vote granted under the LLC Agreement; (ii) to the LLC Agreement’s amendment provision; (iii) for which such vote is required by law; and (iv) submitted to them by the Managers.

Term, Dissolution and Liquidation

The Fund may be dissolved upon the affirmative vote of a majority of the Managers without Member approval, unless such approval is required by the 1940 Act.  Following dissolution, the Board may liquidate the Fund by (i) selling the Fund’s assets to another entity in exchange for interests in the acquiring entity, (ii) selling all of the Fund’s assets for cash or (iii) distributing the Fund’s assets in-kind to Members.  Following such liquidation, the Fund’s Members are entitled to receive the proceeds of such sale, distributed in proportion to the number of Units held by each Member.  Upon termination of the Fund, the Fund will file a certificate terminating its existence as a Delaware limited liability company.

Reports to Members

The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for Members to complete federal and state income tax or information returns, along with any other tax information required by law.  The Fund will send a semi-annual and an audited annual report to Members within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.  Semi-annual reports from the Adviser regarding the Fund’s operations during each fiscal semi-annual period will also be sent to Members.  The Adviser may provide additional periodic reporting.

Fiscal Year

The Fiscal year of the Fund shall end on March 31, with the taxable year ending on December 31.

ACCOUNTANTS AND LEGAL COUNSEL

KPMG LLP serves as the Fund’s independent registered public accounting firm.   As the Fund’s independent registered public accounting firm, KPMG LLP will perform the Fund’s annual audit of the Fund’s financial statements and other non-audit accounting and related services.

K&L Gates LLP, One Lincoln Street, Boston, Massachusetts 02111, acts as counsel to the Fund.

GENERAL INFORMATION

The Fund is registered under the 1940 Act as a closed-end management investment company.  The Fund was formed as a limited liability company under the laws of the State of Delaware on November 19, 2010.  The Fund will have its principal offices at c/o Alternative Strategies Group, Inc., 401 South Tryon Street, Charlotte, NC  28288, or at such other place as may be designated from time to time by the Board.  The Fund will have its registered office in

Delaware at Corporation Service Company and will have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board.  The Adviser’s telephone number is (866) 440-7460.

FINANCIAL STATEMENTS

The Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

APPENDIX A

ASGI CORBIN MULTI-STRATEGY FUND, LLC

(A Delaware Limited Liability Company)

LIMITED LIABILITY COMPANY AGREEMENT

Dated as of November 19, 2010

TABLE OF CONTENTS
Page

ARTICLE I: DEFINITIONS		1
ARTICLE II: ORGANIZATION; ADMISSION OF MEMBERS		4
2.1	FORMATION OF LIMITED LIABILITY COMPANY	4
2.2	NAME	4
2.3	PRINCIPAL AND REGISTERED OFFICE	5
2.4	DURATION	5
2.5	BUSINESS OF THE FUND	5
2.6	BOARD OF MANAGERS	7
2.7	MEMBERS	8
2.8	INITIAL CONTRIBUTION	8
2.9	BOTH MANAGERS AND MEMBERS	8
2.10	LIMITED LIABILITY	8
ARTICLE III: MANAGEMENT		9
3.1	MANAGEMENT AND CONTROL	9
3.2	ACTIONS BY THE BOARD OF MANAGERS	10
3.3	MEETINGS OF MEMBERS	10
3.4	CUSTODY OF THE FUND’S ASSETS	11
3.5	OTHER ACTIVITIES OF MEMBERS AND MANAGERS	11
3.6	DUTY OF CARE	12
3.7	INDEMNIFICATION	12
3.8	FEES, EXPENSES AND REIMBURSEMENT	14
ARTICLE IV: TERMINATION OF STATUS OF ADVISER AND MANAGERS, TRANSFERS AND REPURCHASES		15
4.1	TERMINATION OF STATUS OF A MANAGER	15
4.2	REMOVAL OF THE MANAGERS	16
4.3	TRANSFER OF UNITS OF MEMBERS	16
4.4	REPURCHASE OF UNITS	17
ARTICLE V: CAPITAL		19
5.1	CAPITAL CONTRIBUTIONS	19
5.2	RIGHTS OF MEMBERS TO CAPITAL	19
5.3	CAPITAL ACCOUNTS	20

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5.4	ALLOCATION OF NET PROFIT AND NET LOSS; ALLOCATION OF OFFERING COSTS	20
5.5	RESERVES	20
5.6	TAX ALLOCATIONS	20
5.7	DISTRIBUTIONS	21
5.8	WITHHOLDING	21
ARTICLE VI: DISSOLUTION AND LIQUIDATION		22
6.1	DISSOLUTION	22
6.2	LIQUIDATION OF ASSETS	22
ARTICLE VII: ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS		23
7.1	ACCOUNTING AND REPORTS	23
7.2	DETERMINATIONS BY THE BOARD OF MANAGERS	23
7.3	VALUATION OF ASSETS	24
ARTICLE VIII: MISCELLANEOUS PROVISIONS		24
8.1	AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT	24
8.2	SPECIAL POWER OF ATTORNEY	25
8.3	NOTICES	26
8.4	AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS	26
8.5	APPLICABILITY OF 1940 ACT AND FORM N-2	27
8.6	CHOICE OF LAW	27
8.7	NOT FOR BENEFIT OF CREDITORS	27
8.8	THIRD-PARTY BENEFICIARIES	27
8.9	MERGER AND CONSOLIDATION	27
8.10	PRONOUNS	28
8.11	CONFIDENTIALITY	28
8.12	SEVERABILITY	29
8.13	FILING OF RETURNS	29
8.14	TAX MATTERS PARTNER	29
8.15	SECTION 754 ELECTION	30
8.16	USE OF NAMES “ALTERNATIVE STRATEGIES GROUP, INC.,” “ASGI” AND “ASGI CORBIN MULTI-STRATEGY FUND, LLC”	30
8.17	ACKNOWLEDGMENT BY THE PARTIES	30

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ASGI CORBIN MULTI-STRATEGY FUND, LLC

LIMITED LIABILITY COMPANY AGREEMENT

THIS LIMITED LIABILITY COMPANY AGREEMENT of ASGI Corbin Multi-Strategy Fund, LLC (the “Fund”) is dated as of November 19, 2010 by and among Alternative Strategies Group, Inc., as the Initial Managing Member, and those Persons hereinafter admitted as Members.

WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the “Certificate”) dated and filed with the Secretary of State of Delaware on November 19, 2010.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I: DEFINITIONS

For purposes of this Agreement:

“ADVISERS ACT” - The Investment Advisers Act of 1940, as amended, and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

“AFFILIATE” - An affiliated person of a person as such term is defined in the 1940 Act.

“AGREEMENT” - This Limited Liability Company Agreement, as amended from time to time.

“ASGI” – Alternative Strategies Group, Inc., a North Carolina corporation, or any successor thereof.

“BOARD” - The Board of Managers established pursuant to Section 2.6.

“BUSINESS DAY” - A day on which banks are ordinarily open for normal banking business in New York or such other day or days as the Board may determine in its sole and absolute discretion.

“CAPITAL ACCOUNT” - With respect to each Member, the capital account established and maintained on behalf of such Member pursuant to Section 5.3.

“CAPITAL CONTRIBUTION” - With respect to each Member, the amount of capital contributed to the Fund pursuant to Section 5.1.

“CERTIFICATE” - The Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

“CLOSING DATE” - The first date on or as of which a Person other than ASGI is admitted to the Fund as a Member.

“CODE” - The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

“DELAWARE ACT” - The Delaware Limited Liability Company Act, as amended from time to time, or any successor law.

“DISTRIBUTOR” – Alternative Strategies Brokerage Services, Inc. or any Person who may hereafter serve as a placement agent for Units pursuant to a placement agreement with the Fund, or as the distributor of Units pursuant to a general distribution agreement with the Fund.

“FISCAL PERIOD” - The period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last calendar day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

1)	the last day of each Fiscal Year;
2)	the last day of each Taxable Year;
3)	the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;
4)	any day on which the Fund values any Units of any Member in connection with the repurchase of such Units; or
5)
any day (other than one specified in clause (2) above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited from the Capital Accounts of all Members in accordance with their respective ownership of Units.

“FISCAL YEAR” - The period commencing on the Closing Date and ending on the next succeeding March 31, and thereafter each period commencing on April 1 of each year and ending on the immediately following March 31 (or on the date of the final distribution pursuant to Section 6.2 hereof), unless and until the Board shall elect another fiscal year for the Fund.

“FORM N-2” - The Fund’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

“FUND” - The limited liability company governed hereby.

“INDEMNITEES” - Each Manager of the Fund and the directors, officers and employees of the Fund (including his or her respective executors, heirs, assigns, successors, or other legal representatives).

“INDEPENDENT MANAGERS” - Those Managers who are not “interested persons” of the Fund as such term is defined by the 1940 Act.

“INITIAL MANAGING MEMEBER” - ASGI.

“INVESTMENT FUNDS” - Investment funds in which the Fund’s assets are invested.

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“INVESTMENT MANAGERS” - The organizations that manage and direct the investment activities of Investment Funds or are retained to manage and invest designated portions of the Fund’s assets.

“MANAGER” – An individual designated as a Manager of the Fund pursuant to the provisions of Section 2.6 of the Agreement and who serves on the Board of the Fund; the term Manager shall include the Initial Managing Member.

“MEMBER” - Any Person who shall have been admitted to the Fund as a member (including any Manager in such Person’s capacity as a member of the Fund but excluding any Manager in such Person’s capacity as a Manager of the Fund) until such Person ceases to be a Member in accordance with the terms hereof and the Delaware Act; such term includes ASGI (and any Affiliate of ASGI to the extent such Affiliate makes a capital contribution to the Fund and shall have been admitted to the Fund as a member).

“NET ASSETS” - The total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Units. The Net Assets of the Fund will be computed as of the close of business on the last calendar day of each Fiscal Period. Securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued based upon estimates made in good faith by the Board in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing Net Assets.

“NET ASSET VALUE” - Net Assets divided by the number of Units outstanding at the applicable date. The initial Net Asset Value of a Unit, as of the Closing Date, shall be $100.

“NET PROFIT OR NET LOSS” - The amount by which the Net Assets as of the close of business on the last calendar day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, as of the close of business on the Closing Date).

“1940 ACT” - The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

“PERSON” – Any individual, limited partnership, corporation, association, limited liability company or partnership, estate, trust, governmental authority or other legal entity and his, her or its heirs, executors, administrators, legal representatives, successors and assigns where the context requires.

“REGULATIONS” - Treasury Regulations promulgated under the Code.

“SECURITIES” - Securities (including, without limitation, equities, debt obligations, options, and other “securities” as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency, commodity, any type of derivative instrument and financial instrument and any contract based on any index

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or group of securities, debt obligations, currencies, commodities, any options thereon and any interests, units or shares issued by an Investment Fund.

“TAXABLE YEAR” - The period commencing on the Closing Date and ending on the next succeeding December 31, and thereafter each period commencing on January 1 of each year and ending on the immediately following December 31 (or on the date of the final distribution pursuant to Section 6.2 hereof), unless and until the Board shall elect another taxable year for the Fund.

“TRANSFER” - The assignment, transfer, sale, encumbrance, pledge, or other disposition of a Unit, including any right to receive any allocations and distributions attributable to such Unit, and “TRANSFEROR” and “TRANSFEREE” mean the respective parties to a Transfer.

“UNITS” - The units of limited liability company interest, each representing an ownership interest in the Fund, including the rights and obligations of a Member under this Agreement and the Delaware Act.  On the Closing Date, one Unit shall be issued with respect to each $100 in value deemed contributed to the capital of the Fund by a Member.  After the Closing Date, Units shall be issued at the Net Asset Value as of the date of issuance.

“VALUATION DATE” - The date as of which the Fund values Units for purposes of determining the price at which Units are to be repurchased by the Fund pursuant to an offer made by the Fund pursuant to Section 4.4 hereof.

ARTICLE II: ORGANIZATION; ADMISSION OF MEMBERS

2.1           FORMATION OF LIMITED LIABILITY COMPANY

The Fund has been formed as a limited liability company at the direction of ASGI as the Initial Managing Member, who authorized the filing of the Certificate.  Such formation and filing are hereby ratified by the execution of this Agreement.  The Board shall cause the execution and filing in accordance with the Delaware Act of any amendment to the Certificate and shall cause the execution and filing with applicable governmental authorities of any other instruments, documents, and certificates that, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or as such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund.

2.2           NAME

The Fund’s name shall be “ASGI Corbin Multi-Strategy Fund, LLC” or such other name as the Board may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

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2.3           PRINCIPAL AND REGISTERED OFFICE

The Fund shall have its principal office c/o ASGI, 401 South Tryon Street, Charlotte, North Carolina 28202, or at such other place as may be designated from time to time by the Board.

The Fund shall have its registered office in Delaware at Corporation Service Company and shall have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board.

2.4           DURATION

The term of the Fund commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5           BUSINESS OF THE FUND

(a)           The business of the Fund is, either directly or indirectly, through one or more other pooled investment vehicles, to purchase, sell (including short sales), invest, and trade in Securities, on margin or otherwise, to engage in any financial or derivative transactions relating thereto or otherwise, and to invest in one or more other funds as a fund of funds. The Fund may execute, deliver, and perform all contracts, agreements, subscription documents, and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out its objective or business.

(b)           The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board. The Fund may register its Units under the Securities Act of 1933, as amended, but need not so register Units.

(c)           In furtherance of the Fund’s business, the Board shall have the authority to take the following actions, and to delegate such portion or all of such authority to such officers of the Fund as the Board may elect:

(1)        To acquire or buy, and invest the Fund’s property in, own, hold for investment or otherwise, and to sell or otherwise dispose of, all types and kinds of Securities and investments of any kind including, but not limited to, interests, shares or units of Investment Funds, stocks, profit-sharing interests or participations and all other contracts for or evidences of equity interests, bonds, debentures, warrants and rights to purchase securities, and interests in loans, certificates of beneficial interest, bills, notes and all other contracts for or evidences of indebtedness, money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers’ acceptances and other obligations, and all other negotiable and non-negotiable securities and instruments, however named or described, issued by corporations, trusts, associations or any other Persons, domestic or foreign, or issued or guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, by any state, territory or possession of the United States, by any political subdivision or agency or instrumentality of any state or foreign country, or by any other government or other governmental or quasi-governmental agency or instrumentality, domestic or foreign; to

5

acquire and dispose of interests in domestic or foreign loans made by banks and other financial institutions; to deposit any assets of the Fund in any bank, trust company or banking institution or retain any such assets in domestic or foreign cash or currency; to purchase and sell gold and silver bullion, precious or strategic metals, and coins and currency of all countries; to engage in “when issued” and delayed delivery transactions; to enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements; to employ all types and kinds of hedging techniques and investment management strategies; and to change the investments of the Fund.

(2)         To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any of the Fund’s property or any of the foregoing securities, instruments or investments; to purchase and sell options on securities, currency, precious metals and other commodities, indices, futures contracts and other financial instruments and assets and enter into closing and other transactions in connection therewith; to enter into all types of commodities contracts, including, without limitation, the purchase and sale of futures contracts on securities, currency, precious metals and other commodities, indices and other financial instruments and assets; to enter into forward foreign currency exchange contracts and other foreign exchange and currency transactions of all types and kinds; to enter into interest rate, currency and other swap transactions; and to engage in all types and kinds of hedging and risk management transactions.

(3)         To exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Fund property, including, without limitation, the right to vote thereon and otherwise act with respect thereto; and to do all acts and things for the preservation, protection, improvement and enhancement in value of all such securities and assets.

(4)         To acquire (by purchase, lease or otherwise) and to hold, use, maintain, lease, develop and dispose of (by sale or otherwise) any type or kind of property, real or personal, including domestic or foreign currency, and any right or interest therein.

(5)         To borrow money and in this connection issue notes, commercial paper or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any part of the Fund property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person; to lend all or any part of the Fund’s property to other Persons; and to issue general unsecured or other obligations of the Fund, and enter into indentures or agreements relating thereto.

(6)         To aid, support or assist by further investment or other action any Person, any obligation of or interest which is included in the Fund’s property or in the affairs of which the Fund has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, securities and other obligations of any such Person.

6

(7)         To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Board shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Board shall deem proper.

(8)         To carry on any other business in connection with or incidental to any of the foregoing powers referred to in this Agreement, to do everything necessary, appropriate or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power referred to in this Agreement, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with such business or purposes, objects or powers.

2.6         BOARD OF MANAGERS

(a)         The Board shall initially consist of the Initial Managing Member.  Prior to the Closing Date, the Initial Managing Member may designate individuals who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers.  By signing this Agreement, a subscription agreement, application or certification in connection with the purchase or acquisition of Units, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated as of the Closing Date.  After the Closing Date, the Board may, subject to the provisions of paragraphs (b) and (c) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers to the Board by Members, designate any Person who shall agree to be bound by all of the terms of this Agreement as a Manager.  The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund.  After the Closing Date, the number of Managers shall be fixed from time to time by the Board.

(b)         Each Manager shall serve on the Board for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.1 or Section 4.2 hereof.  In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board.

(c)          In the event that no Manager remains to continue the business of the Fund, ASGI shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be

7

dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7         MEMBERS

(a)         ASGI is hereby admitted as a Member of the Fund effective as of the time of its execution of this Agreement, and ASGI shall make the contribution and receive the number of Units set forth in Section 2.8.

(b)         The Fund may offer Units for purchase by investors (including through exchange) in such manner and at such times as may be determined by the Board.  Each subscription for Units is subject to the receipt by the Fund or its custodian of cleared funds on or before the acceptance date for such subscription in the full amount of such subscription or such other consideration as the Board may consider appropriate.  Subject to the foregoing, a Person may be admitted to the Fund as a Member upon approval of the Board, subject to the condition that such Person shall execute and deliver a subscription agreement, application, certification or other document specified by the Board pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement.  The Board may, in its sole and absolute discretion, reject any subscription for Units.  The Board may, in its sole and absolute discretion, suspend the offering of the Units at any time. The admission of any Person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such Member.

2.8          INITIAL CONTRIBUTION

The Initial Managing Member has made an initial contribution of capital in the amount of $10,000 to the Fund in exchange for an Interest in the Fund, which Interest shall have the same rights as other Interests held by Members.

2.9          BOTH MANAGERS AND MEMBERS

A Member may also be a Manager for purposes of the Delaware Act, in which event such Member’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

2.10        LIMITED LIABILITY

Except as provided under the Delaware Act or the 1940 Act, a Member shall not be liable for the Fund’s debts, obligations, and liabilities in any amount in excess of the capital account balance of such Member.  Except as provided under the Delaware Act or the 1940 Act, a Manager shall not be liable for the Fund’s debts, obligations or liabilities.

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ARTICLE III: MANAGEMENT

3.1         MANAGEMENT AND CONTROL

(a)         Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all rights, powers, and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager’s authority as delegated by the Board.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware stock corporation organized under the Delaware General Corporation Law and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware stock corporation who is not an “interested person” of such company, as such term is defined by the 1940 Act.  During any period in which the Fund shall have no other Managers, ASGI, as the Initial Managing Member, shall have the authority to manage the business and affairs of the Fund, and to bind the Fund.

(b)         Subject to the last sentence of Section 3.1(a), Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power or authority to act for or bind the Fund.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

(c)         The Board may create one or more committees consisting of one or more Board Members, and it may delegate to any other Person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law, and may appoint Persons to serve as officers of the Fund, with such titles and authority as may be determined by the Board consistent with applicable law and with this Agreement.

(d)         The Board shall have full power and authority to adopt By-Laws providing for the conduct of the business of the Fund and containing such other provisions as they deem necessary, appropriate or desirable, subject to the voting powers of one or more Classes created pursuant to this Section 3.1, to amend and repeal such By-Laws; provided, however, that, to the extent the By-Laws are inconsistent with the terms or provisions of this Agreement, the terms and provisions of this Agreement shall control.  Unless the By-Laws specifically require that Members authorize or approve the amendment or repeal of a particular provision of the By-Laws or otherwise required by the 1940 Act, any provision of the By-Laws may be amended or repealed by the Board without Member authorization or approval.

(e)         The Board shall have the full power and authority, without Member approval, to authorize one or more Classes of Units; Units of each such Class having such preferences, voting powers and special or relative rights or privileges (including conversion rights, if any) as the

9

Board may determine and as shall be set forth in a resolution adopted in accordance with this Agreement and, if applicable, the By-Laws.  The Board may amend this Agreement, without Member approval, to provide for the terms of such Class or Classes.

3.2         ACTIONS BY THE BOARD OF MANAGERS

(a)         Except as otherwise required by the 1940 Act and unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Managers present at a meeting duly called at which a quorum of the Managers shall be present; or (ii) by written consent of a majority of the Managers without a meeting.

(b)         The Board may designate from time to time a Principal Manager or chair who shall preside at all meetings of the Board. Meetings of the Board may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone or other electronic means except where in person attendance at a meeting is required by the 1940 Act.  A majority of the Managers shall constitute a quorum at any meeting.

3.3         MEETINGS OF MEMBERS

(a)         Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board (or by ASGI in accordance with Section 2.6(c)) or by Members holding Units with an aggregate Net Asset Value of 25% or more of the aggregate Net Asset Value of all Units, and may be held at such time, date and place as the Board (or ASGI, if applicable under Section 2.6(c)) shall determine.  The Board (or ASGI in accordance with Section 2.6(c)) shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting at least 10 days prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law.  Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding 40% or more of the aggregate Net Asset Value of all Units as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by the Board, by ASGI (in connection with a meeting under Section 2.6(c)), or by action of the Members holding a majority, by aggregate Net Asset Value, of the Units present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.  In the event the Fund invests in another registered investment company pursuant to Section 12(d)(1)(F) of the 1940 Act, and such other registered

10

investment company holds a meeting (other than to vote on the termination of such registered investment company’s business, which may be determined by the Board), the Fund shall either seek instructions from its Members with regard to the voting of all proxies with respect to such Security and to vote such proxies only in accordance with such instructions, or to vote the shares held by it in the same proportion as the vote of all other holders of such Security.

(b)         Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to the aggregate Net Asset Value of such Member’s Unit ownership as of the record date for such meeting. The Board shall establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Members as the record date for determining eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)         A Member may vote at any meeting of Members by a proxy, provided that such proxy is authorized to act by (i) a written instrument properly executed by the Member and filed with the Fund before or at the time of the meeting or (ii) such electronic, telephonic, computerized or other alternative means as may be approved by a resolution adopted by the Board. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Units entitled to vote thereon were present and voted.  The Board may establish a record date for such vote not less than 2 days nor more than 90 days prior to the date  such request for consent is first mailed as the record date for determining eligibility to consent and the number of votes that each Member will be entitled to give its consent with respect to, and shall maintain for each record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to give its consent with respect to.

3.4         CUSTODY OF THE FUND’S ASSETS

The physical possession of all funds, Securities, or other properties of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

3.5         OTHER ACTIVITIES OF MEMBERS AND MANAGERS

(a)         The Managers shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as the Managers may reasonably believe to be required to perform their obligations under this Agreement.

(b)         Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquiring and disposing of Securities, providing of investment advisory or brokerage services, serving as directors,

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officers, employees, advisors, or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to any such activities of any other Member or Manager, or in or to any profits derived therefrom.

3.6         DUTY OF CARE

(a)         No Manager shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of a Manager’s services pursuant to any agreement, including this Agreement, between a Manager and the Fund for the provision of services to the Fund unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of the Manager constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the performance of his services to the Fund.

(b)         Members that are not in breach of any obligation hereunder or under the subscription agreement, application or certification or under any other document pursuant to which Members agree to be bound by all the terms and provisions of this Agreement shall be liable to the Fund, any other Member, or third parties only as provided under the Delaware Act.

3.7         INDEMNIFICATION

(a)         To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Indemnitee against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such Indemnitee may be or may have been involved as a party or otherwise, or with which such Indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Fund or the past or present performance of services to the Fund by such Indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such Indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws that, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b)         Expenses so incurred by such Indemnitees, including, but not limited to, reasonable counsel fees and accounting and auditing expenses (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such Indemnitees to repay to the Fund amounts so

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paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such Indemnitees shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such Indemnitees against losses arising by reason of such Indemnitees’ failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such Indemnitees ultimately will be entitled to indemnification.

(c)         As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an Indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such Indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such Indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices, or (ii) the Board secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such Indemnitee against any liability to the Fund or its Members to which such Indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices.

(d)         Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any Indemnitee of any such amount if such Indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices.  In (i) any suit brought by a Manager (or other Person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7, it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the Fund shall be entitled to recover such expenses upon a final adjudication that, the Manager or other Person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to

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indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the Manager or other Person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e)         The Indemnitees may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such Indemnitees may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)         The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other Person.

3.8         FEES, EXPENSES AND REIMBURSEMENT

(a)         The Board may cause the Fund to compensate each Manager who is not an “interested person” of the Fund (as defined in the 1940 Act), and such Manager may be reimbursed by the Fund for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement.

(b)         The Fund ordinarily will bear all expenses incurred in its business and operations. Expenses borne by the Fund include, but are not limited to, the following:

(1)        the investment advisory fee paid to and certain out-of-pocket expenses incurred by the Fund’s investment adviser;

(2)        all costs and expenses directly related to investment transactions and positions for the Fund’s account, including, but not limited to, advisory fees, brokerage commissions, placement fees, issue and transfer taxes, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in Investment Funds;

(3)        all costs and expenses associated with organizational matters, the operation and registration of the Fund, offering costs and the costs of compliance with applicable federal and state laws, including any regulatory filings;

(4)        attorneys’ fees and disbursements associated with updating the Fund’s registration statement, the private placement memorandum and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; and attorneys’ fees and disbursements associated with the preparation and review thereof;

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(5)        the costs and expenses of holding meetings of the Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

(6)        the fees and disbursements of the Fund’s counsel, legal counsel to the Independent Managers, if any, auditing and accounting expenses and fees and disbursements for independent accountants for the Fund, and other consultants and professionals engaged on behalf of the Fund, and any extraordinary expenses;

(7)        all costs and expenses associated with the Fund’s repurchase offers;

(8)        all fees paid to the Independent Managers as compensation for serving in such capacity, including fees and travel-related expenses of the Independent Managers;

(9)        the fees payable to custodians and other Persons providing administrative services to the Fund and out-of-pocket expenses they incur on the Fund’s behalf;

(10)      the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Board or Indemnitees;

(11)      all costs and expenses of preparing, setting in type, printing, filing and distributing reports, tax information and other communications to Members;

(12)      all expenses associated with computing the Fund’s net asset value, including any equipment or services obtained for these purposes;

(13)      all taxes, membership dues, interest on borrowings, nonrecurring and extraordinary expenses; and

(14)      such other types of expenses as may be approved from time to time by the Board.

(c)         Subject to procuring any required regulatory approvals, from time to time the Fund may, alone or in conjunction with other registered or unregistered investment funds or other accounts for which ASGI, or any Affiliate of ASGI, acts as general partner, managing member, manager or investment adviser (or the equivalent), purchase insurance in such amounts, from such insurers and on such terms as the Board shall determine.

ARTICLE IV: TERMINATION OF STATUS OF ADVISER AND MANAGERS,
 TRANSFERS AND REPURCHASES

4.1           TERMINATION OF STATUS OF A MANAGER

The status of a Manager shall terminate if the Manager (a) shall die; (b) shall be adjudicated incompetent; (c) shall voluntarily resign as a Manager; (d) shall be removed in accordance with Section 4.2; (e) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (f) shall be declared bankrupt by a court with appropriate jurisdiction, files a petition commencing a voluntary case under any bankruptcy law or makes an assignment for the benefit of creditors; (g) shall have a receiver appointed to administer the

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property or affairs of such Manager; or (h) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

4.2           REMOVAL OF THE MANAGERS

Any Manager may be removed either (a) with or without cause by the vote or written consent of at least two thirds (2/3) of the Managers not subject to the removal vote (but only if there are at least three Managers serving on the Board at the time of such vote or written consent) or (b) with or without cause by, if at a meeting, a vote of the Members holding a majority of the total number of votes present at such meeting or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.3           TRANSFER OF UNITS OF MEMBERS

(a)           Units of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion); provided, however, that the Board may not consent to any Transfer other than a Transfer (A) in which the tax basis of the Units in the hands of the Transferee is determined, in whole or in part, by reference to its tax basis in the hands of the Transferor (e.g., certain Transfers to affiliates, gifts, and contributions to family partnerships), (B) to members of the Member’s immediate family (brothers, sisters, spouse, parents, and children), (C) as a distribution from a qualified retirement plan, or (D) a Transfer to which the Board may consent pursuant to the following sentence. The Board may consent to other pledges, Transfers, or assignments under such other circumstances and conditions as it, in its sole and absolute discretion, deems appropriate; provided, however, that prior to any such pledge, Transfer, or assignment, the Board shall consult with counsel to the Fund to ensure that such pledge, Transfer, or assignment will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. In no event, however, will any Transferee or assignee be admitted as a Member without the consent of the Board, which may be withheld in its sole and absolute discretion. Any pledge, Transfer, or assignment not made in accordance with this Section 4.3 shall be void.

(b)           The Board may not consent to a Transfer of Units of a Member unless: (i) the Person to whom the Units are Transferred (or each of the Person’s beneficial owners if such a Person is a “private investment company” as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a Person whom the Board believes is an “Eligible Investor” as described in the Fund’s Form N-2; and (ii) all the Units of the Member are Transferred to a single Transferee or, after the Transfer of less than all the Member’s Units, the balance of the Capital Account of each of the Transferee and Transferor is not less than the amount as may be fixed from time to time by the Board as the Fund’s minimum investment, if any.  Any Transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such Transferee becomes a substituted Member. If a Member Transfers Units with the approval of the Board, the Board shall promptly take all necessary actions so that the Transferee to whom such Units are Transferred is admitted to the Fund as a Member. Each Member effecting a Transfer

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and its Transferee agree to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such Transfer.

(c)           Each Member shall indemnify and hold harmless the Fund, the Managers, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such Persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3 and (ii) any misrepresentation by such Member in connection with any such Transfer.

4.4           REPURCHASE OF UNITS

(a)           Except as otherwise provided in this Agreement, no Member or other Person holding Units shall have the right to withdraw or tender to the Fund for repurchase of those Units. The Board from time to time, in its sole and absolute discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Units pursuant to written tenders. However, the Fund shall not offer to repurchase Units on more than four occasions during any one Taxable Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members. In determining whether to cause the Fund to repurchase Units pursuant to written tenders, the Board shall consider the following factors, among others:

(1)	whether any Members have requested to tender Units to the Fund;

(2)	the liquidity of the Fund’s assets;

(3)	the investment plans and working capital requirements of the Fund;

(4)	the relative economies of scale with respect to the size of the Fund;

(5)	the history of the Fund in repurchasing Units;

(6)	the economic condition of the securities markets; and

(7)	the anticipated tax consequences of any proposed repurchases of Units.

The Board shall cause the Fund to repurchase Units pursuant to written tenders only on terms determined by the Board to be fair to the Fund and to all Members (including Persons holding Units acquired from Members), as applicable, and otherwise in a manner consistent with Sections 18-607 and 18-804 of the Delaware Act, to the extent applicable.

(b)           A Member who tenders for repurchase only a portion of the Member’s Units will be required to maintain a Capital Account balance not less than an amount as may be fixed from time to time by the Board as the Fund’s minimum investment, if any.  If a Member tenders an amount that would cause the Member’s Capital Account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from the Member so that the required minimum balance is maintained or to repurchase all of the tendering Member’s

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Units.  A Member who tenders for repurchase Units initially purchased within a period determined by the Board before such tender may, as determined by the Board, be required to pay an early repurchase charge of a percentage of the repurchase price for such Units, which charge will be withheld from the payment of the repurchase price.

(c)           The Board may cause the Fund to repurchase Units of a Member or any Person acquiring Units from or through a Member in the event that the Board determines or has reason to believe that:

(1)         such Units have been Transferred in violation of Section 4.3 hereof, or such Units have vested in any Person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member;

(2)         ownership of such Units by a Member or other Person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

(3)          continued ownership of such Units may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4)         such Member’s continued participation in the Fund may cause the Fund to be classified as a “publicly traded partnership” within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder;

(5)          any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

(6)          it would be in the best interests of the Fund, as determined by the Board in its sole and absolute discretion, for the Fund to repurchase such Units.

(d)           Provided that the Board shall have made a determination to repurchase Units, Units will be valued for purposes of determining their repurchase price as of any date chosen or authorized by the Board, in its discretion, as the valuation date for a repurchase offer (a “Valuation Date”). Units to be repurchased pursuant to subsection 4.4(c) shall be tendered by the affected Members, and payment for such Units shall be made by the Fund, at such times as the Fund shall set forth in its notice to the affected Members. Units being tendered by Members pursuant to subsection 4.4(a) generally will need to be tendered by Members at least sixty-five (65) days prior to the applicable Valuation Date. The Fund intends to make an initial payment (“Initial Payment”) for repurchased Units as follows: (A) for Members tendering only a portion of their Units, the Fund intends to pay 100% of the estimated unaudited net asset value of the Units repurchased determined as of the applicable Valuation Date; and (B) for Members tendering all of their Units, the Fund intends to pay 95% of the estimated unaudited net asset value of the Units repurchased determined as of the applicable Valuation Date.  Payments in connection with tenders generally will be made as of the later of (1) the 45th day after the Valuation Date, or (2) in the sole discretion of the Fund, if the Fund has requested withdrawals of its investment from any Investment Funds in order to fund the repurchase of Units, within ten Business Days after the Fund has received at least 95% of the aggregate amount so requested to be withdrawn by the

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Fund from the Investment Funds. The Fund may establish an escrow to hold funds or otherwise earmark funds (including investments) reasonably determined by the Board to be needed to make both the Initial Payment and, if the Initial Payment is less than 100% of the estimated unaudited net asset value of the Units repurchased, the balance of such estimated net asset value.  The Fund will pay the balance, if any, of the purchase price based on the audited financial statements of the Fund for the Fiscal Year in which such repurchase was effective.  This amount will be subject to adjustment upon completion of the annual audit of the Fund’s financial statements for the Fiscal Year in which the repurchase is effected.  (It is expected that the Fund’s annual audit will be completed within 60 days after the end of each Fiscal Year.)  The Board may, however, pay a portion of the repurchase price in Securities having a value, determined as of the applicable Valuation Date, equal to the fair market value of such Securities.  Members may be compelled to accept any portion of the redemption price in Securities without regard to the provisions of Section 18-605 of the Delaware Act.

ARTICLE V: CAPITAL

5.1           CAPITAL CONTRIBUTIONS

(a)           The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board, in its sole and absolute discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the Fund as Members.

(b)           Members may make additional contributions to the capital of the Fund effective as of such times as the Board, in its sole and absolute discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund. The minimum initial capital contribution of a Member to the capital of the Fund shall be such amount as the Board, in its sole and absolute discretion, may determine from time to time.

(c)           Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, in-kind or in such manner and at such times as may be determined by the Board, payable in readily available funds at the date of the proposed acceptance of the contribution.

5.2           RIGHTS OF MEMBERS TO CAPITAL

No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member’s Units pursuant to Section 4.4 hereof, (ii) pursuant to the provisions of Section 5.7 hereof or (iii) upon the liquidation of the Fund’s assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.

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5.3           CAPITAL ACCOUNTS

(a)           The Fund shall establish and maintain on its books a separate Capital Account for each Member.  The Net Asset Value of each Member’s Capital Account shall equal the aggregate Net Asset Value of such Member’s Units.

(b)           Each Member’s Capital Account shall have an initial balance equal to the amount of cash and the fair market value of any property constituting such Member’s initial contribution to the capital of the Fund.

(c)           Each Member’s Capital Account shall be increased by the sum of (i) the amount of cash and the fair market value of any property constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member’s Capital Account pursuant to Sections 5.4 and 5.5 hereof.

(d)           Each Member’s Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Units of such Member or distributions to such Member pursuant to Sections 4.4, 5.7 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take under Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 and 5.5 hereof.  Expenses with respect to any Fiscal Period shall be calculated and charged as of the last calendar day of such Fiscal Period prior to giving effect to any repurchases to be made as of the end of such Fiscal Period.

5.4	ALLOCATION OF NET PROFIT AND NET LOSS;
ALLOCATION OF OFFERING COSTS

As of the last calendar day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Unit ownership for such Fiscal Period.

5.5           RESERVES

Appropriate reserves may be created, accrued, and charged against Members’ Capital Accounts (on a pro rata basis in accordance with the Net Asset Value of each Unit) for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Board, such reserves to be in the amounts that the Board, in its sole and absolute discretion, deems necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as the Board, in its sole and absolute discretion, deems necessary or appropriate.

5.6           TAX ALLOCATIONS

For each Taxable Year, items of income, deduction, gain, loss, or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member’s Capital Account for the current and prior Taxable Years (or relevant portions thereof). Allocations under this Section 5.6 shall be made pursuant to the

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principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such provisions of the Code and Regulations.  Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the “qualified income offset” requirement of Regulations Section 1.704-1(b)(2)(ii)(d).

Notwithstanding the preceding paragraph, in the event that the Fund repurchases a Member’s Units, in whole or in part, the Board may, in its sole and absolute discretion, specially allocate items of Fund income and gain to that Member for tax purposes to reduce the amount, if any, by which that Member’s repurchase price exceeds that Member’s tax basis for its repurchased Units, or specially allocate items of Fund deduction and loss to that Member for tax purposes to reduce the amount, if any, by which that Member’s tax basis for its repurchased Units exceeds that Member’s repurchase price.

5.7           DISTRIBUTIONS

Prior to the dissolution of the Fund, the Board, in its sole and absolute discretion, may authorize the Fund to make distributions in cash or in kind at any time to any one or more of the Members, subject to Section 18-607 of the Delaware Act.  Members may be compelled to accept in-kind distributions without regard to the provisions of Section 18-605 of the Delaware Act.

5.8           WITHHOLDING

(a)           The Board may withhold from any distribution to a Member, or deduct from a Member’s Capital Account, and pay over to the Internal Revenue Service (or any other relevant taxing authority) any taxes due in respect of such Member to the extent required by the Code or any other applicable law.

(b)           For purposes of this Agreement, any taxes so withheld or deducted by the Fund shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable or payable to such Member pursuant to this Agreement and reducing the Capital Account of such Member.

(c)           The Board shall not be obligated to apply for or obtain a reduction of or an exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, such Member shall furnish the Board with such information and forms as such Member may be required to complete in order to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund, the Board and each of the other Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

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ARTICLE VI: DISSOLUTION AND LIQUIDATION

6.1           DISSOLUTION

The Fund shall be dissolved only:

(1)         upon the affirmative vote to dissolve the Fund by the Board;

(2)         upon the determination by the Board not to continue the business of the Fund or the failure of Members to elect the required number of Managers at a meeting called by ASGI in accordance with Section 2.6(c) hereof;

(3)         at any time there are no Members in accordance with and subject to Section 18-801(a)(4) of the Delaware Act; or

(4)         the entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act.

Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or, in connection with clause (2) above, the conclusion of the 60-day period as provided in Section 2.6, but the Fund shall not terminate until the assets of the Fund have been liquidated, and the business and affairs of the Fund have been wound up, in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2           LIQUIDATION OF ASSETS

(a)           Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board shall promptly appoint ASGI as the liquidator, and ASGI shall liquidate the assets, and wind up the business and affairs of the Fund, except that, if ASGI is unable or unwilling to perform this function, the Board shall appoint another Person to serve as liquidator, and, if the Board is unable or unwilling to appoint another Person to serve as liquidator, Members holding a majority of the total number of votes eligible to be cast by all Members shall appoint another Person to serve as liquidator, and such Person shall promptly liquidate assets, and wind up the business and affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board, ASGI or the liquidator shall deem appropriate in its sole and absolute discretion as applicable) shall be distributed in accordance with Section 18-804 of the Delaware Act as follows:

(1)         the debts of the Fund and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid in accordance with priority and on a pro rata basis in accordance with their respective amounts; and

(2)         the Members shall next be paid on a pro rata basis in accordance with the positive balances of their respective Capital Accounts after giving effect to all allocations to be

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made to such Members’ Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(2).

(b)           Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board or other liquidator may distribute ratably to the Members in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.  Members may be compelled to accept in-kind distributions without regard to the provisions of Section 18-605 of the Delaware Act.

ARTICLE VII: ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS

7.1           ACCOUNTING AND REPORTS

(a)           The Fund shall adopt for tax accounting purposes any accounting method that the Board shall decide in its sole and absolute discretion is in the best interests of the Fund. The Fund’s accounts shall be maintained in U.S. currency.

(b)           After the end of each Taxable Year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member’s Units as is necessary for such Member to complete federal, state, and local income tax or information returns and any other tax information required by federal, state, or local law.

(c)           Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation, or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an audited annual report containing the information required by such Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as the Board deems necessary or appropriate in its sole and absolute discretion.

7.2           DETERMINATIONS BY THE BOARD OF MANAGERS

(a)           All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board in its sole and absolute discretion unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

(b)           The Board in its sole and absolute discretion may make such adjustments to the computation of Net Profit or Net Loss or any components thereof as it considers appropriate to

23

reflect fairly and accurately the financial results of the Fund and the intended allocations thereof among the Members.

7.3           VALUATION OF ASSETS

(a)           Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last calendar day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data, or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)           The Fund will value interests in Investment Funds at their “fair value,” as determined in good faith by the Board, which value ordinarily will be the value of an interest in an Investment Fund determined by the Investment Manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest.

(c)           The value of Securities and other assets of the Fund and the Net Asset Value of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them in the absence of manifest error.

ARTICLE VIII: MISCELLANEOUS PROVISIONS

8.1           AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT

(a)           Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

(b)           Any amendment that would:

(1)         increase the obligation of a Member to make any contribution to the capital of the Fund; or

(2)         reduce the Capital Account of a Member;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such

24

procedures as may be prescribed by the Board) to tender all of its Units for repurchase by the Fund.

(c)           The power of the Board to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

(1)         restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)         amend this Agreement to effect compliance with any applicable law or regulation (other than with respect to the matters set forth in Section 8.1(b) hereof) or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof;

(3)         amend this Agreement to make such changes as may be necessary or advisable to ensure that the Fund will not be treated as an association or a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code; and

(4)         as provided in Section 3.1(e).

(d)           The Board shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2           SPECIAL POWER OF ATTORNEY

(a)           Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file, and/or publish:

(1)         any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)         any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

(3)         all such other instruments, documents, and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the

25

valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each other Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c)           This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and any liquidator of the Fund’s assets and, as such:

(1)        shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, Board or liquidator shall have had notice thereof; and

(2)        shall survive a Transfer by a Member of such Member’s Units, except that where the Transferee thereof has been approved by the Board, this power-of-attorney given by the Transferor shall survive such Transfer for the sole purpose of enabling the Board to execute, acknowledge, and file any instrument necessary to effect such Transfer.

8.3           NOTICES

Except as otherwise set forth in this Agreement, notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail or commercial courier service or, if to the Fund or the Board, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Fund. Notices shall be deemed to have been provided (a) when delivered by hand, on the date delivered, (b) when sent by mail or commercial courier service, when deposited, postage or fee prepaid, and (c) when sent, if sent by telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4           AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns, executors, trustees, or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

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8.5           APPLICABILITY OF 1940 ACT AND FORM N-2

The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Fund’s Form N-2 that affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges, and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Fund’s Form N-2.

8.6           CHOICE OF LAW

Notwithstanding the place where this Agreement or the subscription agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

8.7           NOT FOR BENEFIT OF CREDITORS

The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, and the Fund. This Agreement is not intended for the benefit of creditors, in their capacity as such, and no rights are granted to creditors, in their capacity as such, under this Agreement.

8.8           THIRD-PARTY BENEFICIARIES

Each Indemnitee is a third-party beneficiary of Section 3.7.

8.9           MERGER AND CONSOLIDATION

(a)           The Fund may merge or consolidate with or into one or more limited liability companies or other business entities pursuant to an agreement of merger or consolidation that has been approved by the Board in the manner contemplated by Section 18-209(b) of the Delaware Act or may sell, lease or exchange all or substantially all of the Fund property, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Board, in each case without the vote or consent of the Members.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved by the Board in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company; provided, however, that no such merger or consolidation shall have the effect of amending this Agreement in a manner not permitted under Section 8.1.

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8.10         PRONOUNS

All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the Person or Persons, firm or corporation may require in the context thereof.

8.11         CONFIDENTIALITY

(a)           A Member may obtain from the Fund, for any purpose reasonably related to such Member’s Units, such information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.  Notwithstanding the foregoing, no other right shall be available to the Members, including the right to obtain information as provided in Section 18-305 of the Act; and further provided, that, the Board or its designee shall have the right to impose such restrictions with respect to such examination as the Board or its designee, in its discretion, determines are appropriate under the circumstances.  Notwithstanding the foregoing, the Board or its designee shall have the right to keep confidential from Members for such period of time as the Board or its designee deems reasonable, any information that the Board or its designee reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board or its designee in good faith believes could damage the Fund or its business or that the Fund is required by law or by agreement with a third party to keep confidential including, but not limited to, the names of Members and former Members; the names, or other identifying information, of Investment Funds, Securities and Investment Managers; and the terms of any agreement with any Member.

(b)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish, or make accessible to any other Person the name and/or address (whether business, residence, or mailing) of any other Member (collectively, “Confidential Information”) without the prior written consent of the Board or its designee, which consent may be withheld in its sole and absolute discretion.

(c)           Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its owners, principals, partners, members, managers, directors, officers, employees, agents assigns, successors or legal representatives or any of its Affiliates, including any of such Affiliates’ owners, principals, partners, members, managers, directors, officers, employees, agents, assigns, successors or legal representatives irreparable injury may result to the non-breaching Members and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members and the Fund shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus the recovery of reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.  In the event that the Fund determines that any of the Members or any of such Member’s owners, principals, partners, members, managers, directors, officers, employees, agents, assigns, successors or legal representatives or any of its Affiliates, including any of such Affiliates’ owners, principals, partners, members, managers, directors, officers, employees, agents, assigns, successors or legal representatives should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the Members agrees

28

that the Fund may, at its own expense, pursue in a court of appropriate jurisdiction such injunctive relief.

8.12    SEVERABILITY

If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provision of this Agreement is held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.13    FILING OF RETURNS

The Board or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

8.14    TAX MATTERS PARTNER

(a)     ASGI shall be designated on the Fund’s annual Federal income tax return, and have full powers and responsibilities, as the initial Tax Matters Partner of the Fund for purposes of Section 6231(a)(7) of the Code. In the event that ASGI is no longer a Member, the Board shall designate a Member to be Tax Matters Partner in accordance with the procedures of Section 3.3 herein. Should any Member (including ASGI) be designated as the Tax Matters Partner for the Fund pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board all of its rights, powers, and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge, and file any and all reports, responses, and notices, and to do any and all things required or advisable, in the Manager’s judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

(b)           Each Person (for purposes of this Section 8.14, called a “Pass-Thru Member”) that holds or controls Units on behalf of, or for the benefit of, another Person or Persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another Person or Persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice, demand, request or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member. In the event the Fund shall be the subject of an income tax audit by any Federal, state, or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be

29

authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement, or review shall be borne by the Fund.

8.15           SECTION 754 ELECTION

In the event of a distribution of the Fund’s property to a Member or an assignment or other Transfer (including by reason of death) of Units of a Member in the Fund, at the request of a Member, the Board, in its sole and absolute discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund’s property as provided by Sections 734 and 743 of the Code.

8.16	USE OF NAMES “ALTERNATIVE STRATEGIES GROUP, INC.,” “ASGI” AND “ASGI CORBIN MULTI-STRATEGY FUND, LLC”

ASGI hereby grants to the Fund a royalty-free, non-exclusive license to use the name “Alternative Strategies Group, Inc.,” “ASGI” or “ASGI Corbin Multi-Strategy Fund, LLC” (or an abbreviation or derivation thereof) in the name of the Fund.  Such license may, at such time as neither ASGI nor an Affiliate of ASGI shall serve as an investment adviser to the Fund, or at such time as neither Corbin Capital Partners, L.P. (“Corbin”) nor an affiliate of Corbin shall serve as an investment subadviser to the Fund, upon fifteen (15) days notice by ASGI, or upon termination of this Agreement, be terminated by ASGI, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the names “Alternative Strategies Group, Inc.,” “ASGI” and “ASGI Corbin Multi-Strategy Fund, LLC” (or an abbreviation or derivation thereof) in the name of the Fund or otherwise. The names “Alternative Strategies Group, Inc.,” “ASGI” or “ASGI Corbin Multi-Strategy Fund, LLC” (or an abbreviation or derivation thereof) may be used or licensed by ASGI in connection with any of its activities or licensed by ASGI to any other party.

8.17           ACKNOWLEDGMENT BY THE PARTIES

Each of the undersigned acknowledges having read this Agreement in its entirety before signing, including the confidentiality clause set forth in Section 8.11.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

INITIAL MANAGING MEMBER:

ALTERNATIVE STRATEGIES GROUP, INC.

By:    /s/ Lloyd Lipsett
Name: Lloyd Lipsett
Title: Senior Vice President

MEMBERS:

Each Person who shall sign a subscription agreement, application or certification and who shall be accepted by the Fund as a Member.

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ALTERNATIVE INVESTMENTS

Name of Offeree	PRIVATE
AND
CONFIDENTIAL
Copy Number

Subscription Agreement

ASGI Corbin Multi-Strategy Fund, LLC

Important Information About Opening Your New Account
To help fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

ASGI Corbin Multi-Strategy Fund, LLC Subscription Agreement Instructions

Investment Procedures	Pages(s)

Read this part in its entirety	3-11

Part I – Account Ownership/Investor Information – (applicable to ALL Subscribers)
12
CompleteSection A - Registered Holder of Record Information
CompleteSection B - Investor Type	12
CompleteSection C - Correspondence Preference	12
CompleteSection C - Interested Party Communications if applicable	13

Part II – Subscription Information – (applicable to ALL Subscribers)
Complete	Effective Date	13
Subscription Amount
Wells Fargo Funding Account

Part III – Supplemental Data for Entities – (applicable to ALL entities including ALL Trusts)
Complete	Legal Form of Entity	14
State in Which Organized
State of Primary Business
Year of Organization
Primary Business (not applicable to Trusts)

Part IV – Accredited Investor Status – (applicable to All Subscribers)
CompleteAccredited Investor Status by checking the MOST applicable option	14-15

Part V – Substitute W9 Form
CompleteName & U.S. Tax Identification Number	15-17

Part VI – Wells Fargo Bank, N.A. Certification and Signatures
CompleteSection D - Capacity in which Wells Fargo Bank, N.A. is Acting	18
CompleteSection E – Signatures	18

Appendix A – Document Checklist
Supply The required documentation with the complete Subscription Agreement	19

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SUBSCRIPTION DOCUMENTS

ASGI CORBIN MULTI-STRATEGY FUND, LLC
_____________________________________________________________

INVESTMENT PROCEDURES

Prospective investors in ASGI Corbin Multi-Strategy Fund, LLC (the “Fund”) should read the Private Placement Memorandum for the Fund and the Fund’s Limited Liability Company Agreement as well as this booklet prior to subscribing for units of limited liability company interest (a “Unit”) of the Fund. Units will be offered only once each month, effective as of the opening of business on the first calendar day of that month (“Subscription Day”).

Subscription Agreement Signature Pages:  Please complete the Investor Application Supplement and return it, along with all applicable required documents (see Appendix A), no later than ten (10) Business Days before the proposed Subscription Day to:

Wells Fargo Bank, N.A. Alternative Strategies Group 333 Market Street, 29th Floor (A0119-291) San Francisco, CA 94105

“Business Day” means a day on which banks are ordinarily open for normal banking business in New York or such other day or days as the Board of Managers may determine in its sole and absolute discretion.  If you are purchasing Units with any person other than your spouse, each of you must fill out a separate Investor Application Supplement and return both completed supplements to the Fund in the same envelope.  If you are purchasing Units with your spouse, you must both sign the Investor Application Supplement.  If the Subscriber is an entity, the Investor Application Supplement may be completed by a duly authorized officer or agent on behalf of a Subscriber.  Any person signing the Investor Application Supplement in a representative capacity should type or print the name of the Subscriber, the name of the person signing the Investor Application Supplement and the capacity in which he or she is signing.

Evidence of Authorization:  Subscribers that are corporations must submit certified corporate resolutions authorizing the subscription and identifying the corporate officer(s) empowered to sign the subscription documents.  Partnerships must submit a copy of the certified partnership certificate (in the case of limited partnerships) or partnership agreement identifying general partners.  Trusts must submit a copy of the trust agreement or relevant portions thereof showing appointment and authority of trustee(s).

The subscription amount must be received on or before the close of business (EST) three (3) Business Days before the proposed Subscription Day.

Upon approval of the investor’s subscription, a contract note affirming the investment will be delivered to the investor, their nominee and/or name interested parties. If the subscription is not accepted, payment will be returned to the prospective investor without interest, and the prospective investor will be notified.

For additional information, please contact Alternative Strategies Group, Inc. at (866) 440-7460.

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Re: ASGI Corbin Multi-Strategy Fund, LLC - Issuance of Units

Dear Sir or Madam:

The undersigned (the “Investor”) wishes to become a unitholder (a “Unitholder”) of ASGI Corbin Multi-Strategy Fund, LLC (the “Fund”), a Delaware limited liability company, which is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended (the “Company Act”).

The Fund will offer and sell to investors units of limited liability company interest in the Fund (“Units”), which Units are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), but rather are being made available privately by the Fund pursuant to the private placement exemption from registration provided in Section 4(2) of the Securities Act and Rule 506 of Regulation D (“Regulation D”) promulgated thereunder by the Securities and Exchange Commission (the “SEC”) on the basis of the Private Placement Memorandum of the Fund, as it may be updated, supplemented or modified from time to time (the “Memorandum”). The Investor wishes to purchase Units in the Fund upon the terms and conditions set forth herein, in the Memorandum and in the Fund’s Limited Liability Company Agreement, as amended from time to time (the “LLC Agreement”). Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the LLC Agreement, or if not defined therein, in the Memorandum.  The Investor acknowledges that this subscription agreement, including all exhibits and attachments (the “Subscription Agreement”), does not constitute an offer by the Fund to sell Units to the Investor, but is merely a request for information.

THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.

THESE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND GENERALLY MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, AND AS PERMITTED IN THE FUND’S LLC AGREEMENT.  FURTHERMORE, THE UNITS ARE NOT TRANSFERABLE WITHOUT THE CONSENT OF THE FUND, WHICH CONSENT MAY BE GRANTED OR DENIED IN ITS DISCRETION.  THERE WILL BE NO PUBLIC MARKET FOR THE UNITS.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN UNITS FOR AN INDEFINITE PERIOD OF TIME. TO PROVIDE A LIMITED DEGREE OF LIQUIDITY TO HOLDERS OF UNITS (“UNITHOLDERS”), THE FUND MAY FROM TIME TO TIME OFFER TO REPURCHASE UNITS PURSUANT TO WRITTEN TENDERS BY UNITHOLDERS. REPURCHASES WILL BE MADE AT SUCH TIMES, IN SUCH AMOUNTS, AND ON SUCH TERMS AS MAY BE DETERMINED BY THE FUND’S BOARD OF MANAGERS, IN ITS SOLE DISCRETION. HOWEVER, UNITHOLDERS DO NOT HAVE THE RIGHT TO REQUIRE THE FUND TO REDEEM ANY OR ALL OF THEIR UNITS IN THE FUND.

AN INVESTMENT IN THE UNITS IS SUBJECT TO SUBSTANTIAL RISKS.  NO PERSON SHOULD INVEST IN THE UNITS WHO CANNOT AFFORD THE LOSS OF HIS ENTIRE INVESTMENT.  SEE “RISK FACTORS” IN THE ACCOMPANYING MEMORANDUM.

Accordingly, the Investor agrees as follows:

I.           SUBSCRIPTION FOR UNITS

(A)
The Investor agrees to become a Unitholder of the Fund and, in connection therewith, subscribes for and agrees to purchase Units in and to make a capital contribution (a “Capital Contribution”) to the Fund. Payment for Units must be received by wire three (3) Business Days prior to the closing date established by the Fund for the subscription (the “Closing Date”). Any interest earned on the Investor’s payment (the “Payment”) will be for the benefit of the Fund rather than be paid to the Investor, whether the subscription for the Units is accepted or rejected.  The minimum initial investment in the Fund is $50,000.  The minimum additional investment is $10,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by

4

the Board of Managers of the Fund (the “Board”).

(B)
The Investor understands and agrees that the Fund reserves the right to reject a subscription for Units for any reason or no reason, in whole or in part, and at any time prior to its acceptance. If the subscription is rejected, the Payment will be returned promptly to the Investor without deduction and this Subscription Agreement shall have no force or effect. Upon acceptance of this subscription by the Fund, the Investor shall become a Unitholder of the Fund.

II.           REPRESENTATIONS AND COVENANTS OF THE INVESTOR

(A)
The Investor will not sell or otherwise transfer the Units without registration under the Securities Act, or an exemption therefrom. The Investor understands and agrees that it must bear the economic risk of its investment in Units for an indefinite period of time (subject to limited rights of repurchase and transfer provided in the LLC Agreement) because, among other reasons, the Units have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it is so registered or an exemption from registration is available. The Investor understands that the Fund is under no obligation to register the Units on its behalf or to assist it in complying with any exemption from registration under the Securities Act.  With limited exceptions, the Units can only be transferred with the prior authorization of the Board, which may be withheld in the Boards’ sole and absolute discretion. The Investor understands and acknowledges that the Board in its sole and absolute discretion may cause a mandatory repurchase of all or any portion of the Investor’s Unit(s) in accordance with the LLC Agreement. The Investor also understands that sales or transfers of Units are further restricted by the LLC Agreement and state securities laws.

(B)
The Investor has received, carefully read and understands the LLC Agreement and the Memorandum outlining, among other things, the organization and investment objectives and policies of, and the risks and expenses of an investment in, the Fund. The Investor acknowledges that it has made an independent decision to invest in the Units and that, in making its decision to subscribe for Units, the Investor has relied solely upon the Memorandum, the LLC Agreement and independent investigations made by the Investor.  The Investor is not relying on the Fund or the Board, Alternative Strategies Group, Inc. (the “Adviser”),  Corbin Capital Partners, L.P. (the “Subadviser”), the Administrator or any other person or entity with respect to the legal, tax and other economic considerations involved in this investment other than the Investor’s own advisors. The Investor’s investment in Units is consistent with the investment purposes, objectives and cash flow requirements of the Investor and will not adversely affect the Investor’s overall need for diversification and liquidity.

The Investor acknowledges that it is not subscribing pursuant hereto for Units as a result of or pursuant to: (i) any advertisement, article, notice or other communications published in any newspaper, magazine or similar media (including any internet site whose information about the Fund is not password protected) or broadcast over television or radio; or (ii) any seminar or meeting whose attendees, including the Investor, had been invited as a result of, or pursuant to, any of the foregoing.

The Investor has been provided an opportunity to obtain any additional information concerning the offering, the Fund and all other information to the extent the Fund or the Adviser possesses such information or can acquire it without unreasonable effort or expense, and has been given the opportunity to ask questions of, and receive answers from, the Fund or the Adviser concerning the terms and conditions of the offering and other matters pertaining to this investment.

(C)
The Investor has not reproduced, duplicated or delivered the Memorandum, the LLC Agreement or this Subscription Agreement to any other person, except professional advisors to the Investor or as instructed by the Fund or the Adviser. Notwithstanding the foregoing, the Investor and each employee, representative or other agent of the Investor may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Fund and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Investor relating to such tax treatment and tax structure.

(D)
The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor’s investment in the Units and is able to bear such risks. The Investor has evaluated the risks of investing in the Units, understands there are substantial risks of loss incidental

5

to the purchase of Units and has determined that the Units are a suitable investment for the Investor.

(E)
The Investor is aware of the limited provisions for repurchase and transfer of Units, and has read the section of the Memorandum entitled “Repurchases and Transfers of Units.” The Investor has no need for liquidity in this investment, can afford a complete loss of the investment in the Units and can afford to hold the investment for an extended period of time.  The Investor acknowledges that distributions, including, without limitation, the proceeds of repurchases, may be paid in cash or in-kind.

(F)	The Investor is acquiring Units for its own account, for investment purposes only and not with a view toward distributing or reselling Units in whole or in part.

(G)
The Investor understands that by investing in the Fund, the Investor is indirectly investing in investment funds, and that the Investor’s Units will indirectly bear a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne indirectly by the Fund as an investor in such investment funds.

(H)	The Investor understands that:

(1)	No federal or state agency has passed upon the Units or made any findings or determination as to the fairness of this investment; and

(2)
The representations, warranties, agreements, undertakings and acknowledgments made by the Investor in this Subscription Agreement will be relied upon by the Fund and the Adviser in determining the Investor’s suitability as a purchaser of Units and the Fund’s compliance with federal and state securities laws, and shall survive the Investor’s admission as a Unitholder.

(I)
The Investor has all requisite power, authority and capacity to acquire and hold the Units and to execute, deliver and comply with the terms of each of the instruments required to be executed and delivered by the Investor in connection with the Investor’s subscription for the Units, including this Subscription Agreement, and such execution, delivery and compliance does not conflict with, or constitute a default under, any instruments governing the Investor, or violate any law, regulation or order, or any agreement to which the Investor is a party or by which the Investor may be bound. If the Investor is an entity, the person executing and delivering each of such instruments on behalf of the Investor has all requisite power, authority and capacity to execute and deliver such instruments, and, upon request by the Fund or the Adviser, will furnish to the Fund a true and correct copy of any instruments governing the Investor, including all amendments thereto.

(J)
All information that the Investor has provided to the Fund or the Adviser concerning the Investor, the Investor’s status, financial position and knowledge and experience of financial, tax and business matters, or, in the case of an Investor that is an entity, the knowledge and experience of financial, tax and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date set forth herein.

(K)
The Investor understands that the value of a Unitholder’s Units and repurchases from the Fund under the LLC Agreement, and the performance of the Fund, may be based on unaudited and in some cases, estimated, valuations of the Fund’s investments and that valuations provided in an Investor’s account statement may be an unaudited, estimated value.

(L)
If the Investor is a Benefit Plan Investor (as defined below) or an employee benefit plan or account of any kind, regardless of whether the plan is subject to U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (such Benefit Plan Investor, plan, or account are referred to collectively as a “Plan”), the person executing this Subscription Agreement on behalf of the Plan (the “Fiduciary”) represents and warrants to the Fund that:

(1)           The Fiduciary is a fiduciary of the Plan who is authorized to invest Plan assets or acting at the direction of a Plan fiduciary authorized to invest the Plan’s assets.   The Fiduciary (A) has determined that an investment in the Units is consistent with the Fiduciary’s responsibilities to the Plan under ERISA or other applicable law, and (B) is qualified to make such investment decision.

(2)           The execution and delivery of this Subscription Agreement, and the investment contemplated hereby: (A) has been duly authorized by all appropriate and necessary parties pursuant to the provisions of the instrument or instruments governing the Plan and any related trust; and (B) will not violate, and is not otherwise inconsistent with, the terms of such instrument or instruments.

6

(3)           The Fiduciary acknowledges that the assets of the Fund will be invested in accordance with the investment policies and objectives described in the Memorandum.  The Fiduciary has determined that an investment in the Units meets all requirements of all laws and regulations applicable to the Plan.  The Fiduciary has determined that an investment in the Units is prudent and in the interests of the Plan, considering, among other things: (A) the role that an investment in the Units would play in the Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the Plan’s purposes, the risk and return factors associated with the investment, the composition of the Plan’s total investment portfolio with regard to diversification, the liquidity and current return of the Plan’s portfolio relative to its anticipated cash flow needs, and the projected return of the Plan’s portfolio relative to its objectives, (B) the fact that the Unitholders may consist of a diverse group of investors  (possibly including taxable and tax-exempt entities) and that the Adviser necessarily will not take the investment objectives of any particular Unitholder that are not consistent with those of the Fund into account in managing Fund investments, (C) limitations on the Plan’s right to redeem or transfer Units, and (D) the tax effects of an investment in the Units.

(4)           The Plan’s purchase and holding of Units will not constitute a transaction prohibited under ERISA, Section 4975 of the Code, or other applicable law, for which no exemption applies.  Neither the Adviser, the Subadviser nor any of their respective affiliates, agents, or employees: (A) exercises any authority or control with respect to the management or disposition of assets of the Plan used to purchase the Units, (B) renders investment advice for a fee (pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions and that such advice will be based on the particular investment needs of the Plan), with respect to such assets of the Plan, or has the authority to do so, or (C) is an employer maintaining or contributing to, or any of whose employees are covered by, the Plan.

(5)           The Fiduciary understands the fee arrangements described in the Memorandum, including any management or performance- or incentive-based compensation or allocation arrangements, and has obtained information (and has had the opportunity to request additional information) regarding such arrangements and the risks associated with them, as necessary to enable the Fiduciary to conclude that such fee arrangements are reasonable and consistent with the interests of the Plan.

(6)           Unless otherwise indicated in writing, the Plan is not a participant-directed defined contribution plan and the participants of the Plan do not have the power or authority to direct the investment in the Units.

(M)
The Investor acknowledges, or, if the Investor is acting as agent, representative or nominee for a subscriber (a “Beneficial Owner”), the Investor has advised the Beneficial Owner, that the Investor or Beneficial Owner, as the case may be, may be charged a placement fee by a Placement Agent (as defined in the Memorandum) that may be an affiliate of the Adviser.  The Investor further acknowledges the Adviser may also pay a percentage of the management fee payable to the Adviser that is earned and attributable to such Investor’s Units to a Placement Agent.

(N)	The Investor represents and warrants that:

(1)
(a)      Except as disclosed herein, the Investor is the beneficial owner of the Units of the Fund and the Investor does not own or hold such assets as agent, custodian, nominee, trustee or in any similar capacity for or on behalf of any other person; or

(b)      the Investor is the representative for an omnibus position and represents that the Investor:  (A) maintains anti-money laundering policies and procedures that comply with applicable law in jurisdictions in which Units are distributed; (B) takes reasonable steps to determine (i) the true identity of its customers, (ii) the source of its customers’ funds, and (iii) that its customers are not involved in money laundering activities; (C) complies with any other “know your customer” or customer identification requirements under applicable law; and (D) monitors its customers’ transactions in order to detect attempted or actual money laundering involving Units.  Upon the Administrator’s reasonable request, the Investor agrees to promptly provide the Administrator with documentation relating to its anti-money laundering policies and procedures.

(2) all evidence of identity provided to the Fund and/or the Administrator is genuine and all related information furnished is accurate; and

7

(3)      that the Investor will provide any information deemed necessary by the Fund, the Adviser or the Administrator in their sole discretion to comply with the Fund’s and/or the Administrator’s anti-money laundering program and related responsibilities from time to time.

(O)
The Investor understands and agrees that the Fund prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (1) in contravention of any applicable laws and regulations, including the Bank Secrecy Act and any other anti-money laundering regulations or conventions, (2) on behalf of terrorists, terrorist organizations and any other persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department's Office of Foreign Assets Control1 (“OFAC”), as such list may be amended from time to time, (3) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure2, unless the Fund, after being specifically notified by the Investor in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (4) for a foreign shell bank3 (such persons or entities in (1) – (4) are collectively referred to as “Prohibited Persons”).

(P)
The Investor represents, warrants and covenants that: (1) it is not, nor is any person or entity controlling, controlled by or under common control with the Investor, a Prohibited Person, and (2) to the extent the Investor has any Beneficial Owners,4 (a) the Investor has all requisite power and authority from the Beneficial Owners to execute and perform the obligations under this Subscription Agreement, (b) the representations, warranties and covenants made in this Subscription Agreement are made by the Investor on behalf of itself and the Beneficial Owners, (c) the Investor has carried out thorough due diligence in accordance with applicable laws and regulations, including the Bank Secrecy Act and any other anti-money laundering regulations or conventions, to establish the identities of such Beneficial Owners, (d) no such Beneficial Owners are Prohibited Persons, (e) it holds the evidence of the identity of each Beneficial Owner and will maintain all such evidence for at least five years from the date as of which the Fund repurchased all of Investor’s remaining Units in the Fund, and (f) it will make available such information and any additional information requested by the Fund or the Administrator from time to time.

(Q)
If any of the representations, warranties or covenants in paragraphs (N), (O) and (P) of this Section II ceases to be true or if the Fund no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Fund or the Administrator may, in accordance with applicable regulations, freeze the Investor’s investment, either by prohibiting additional investments, declining or suspending any repurchase requests and/or segregating the assets constituting the investment, or the Investor’s investment may immediately be redeemed by the Fund, and the Fund or the Administrator may also be required to report such action and to disclose the Investor’s identity to OFAC or other authority.

1           The OFAC list may be accessed on the Internet at http://www.treas.gov/ofac.

2           Senior foreign political figure means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation.  In addition, a senior foreign political figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.  The immediate family of a senior foreign political figure typically includes the political figure’s parents, siblings, spouse, children and in-laws.  A close associate of a senior foreign political figure is a person who is widely and publicly known internationally to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

3           Foreign shell bank means a foreign bank without a physical presence in any country, but does not include a regulated affiliate.  A post office box or electronic address would not be considered a physical presence.  A regulated affiliate means a foreign shell bank that: (1) is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable; and (2) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or foreign bank.

4           Beneficial owners will include, but not be limited to: (i) shareholders of a corporation; (ii) partners of a partnership; (iii) members of a limited liability company; (iv) investors in a fund-of-funds; (v) the grantor of a revocable or grantor trust; (vi) the beneficiaries of an irrevocable trust; (vii) the sponsor of a pension plan exempt from taxation; and (viii) any person being represented by the Investor in an agent, representative, intermediary, nominee or similar capacity.  If the beneficial owner is itself an entity, the information and representations set forth herein must also be given with respect to its individual beneficial owners.

8

(R)
The Investor understands and agrees that any repurchase proceeds paid to it will be paid to the same account from which the Investor’s investment in the Fund was originally remitted, unless the Fund, in its sole discretion, agrees otherwise. The Investor recognizes that the Administrator, in accordance with the Administrator’s anti-money laundering (“AML”) procedures, reserves the right to prohibit the movement of any monies if all due diligence requirements have not been met, or, if for any reason, the Administrator feels that the origin of the funds or the parties involved is suspicious. In the event that the movement of monies is withheld in accordance with the Administrator’s AML procedures, the Administrator’s personnel will strictly adhere to all applicable laws, and will notify the Fund as soon as professional discretion allows or as otherwise permitted by law.

(S)
The Investor agrees that this Subscription Agreement, the Memorandum and all financial statements, tax reports, portfolio valuations, reviews or analyses of potential or actual investments, reports or other materials prepared or produced by the Fund and/or the Adviser and all other documents and information concerning the affairs of the Fund, and its investments (collectively, the “Confidential Information”), that the Investor may receive pursuant to or in accordance with this Subscription Agreement, or otherwise as a result of its ownership of Units, constitute proprietary and confidential information about the Fund, and/or the Adviser (the “Affected Parties”).  The Investor acknowledges that the Affected Parties derive independent economic value from the Confidential Information not being generally known and that the Confidential Information is the subject of reasonable efforts to maintain its secrecy.  The Investor further acknowledges that the Confidential Information is a trade secret, the disclosure of which is likely to cause substantial and irreparable competitive harm to the Affected Parties and their respective businesses.  The Investor shall not reproduce any of the Confidential Information or portion thereof or make the contents thereof available to any third party other than a disclosure on a need-to-know basis to the Investor’s legal, accounting or investment advisers, auditors and representatives (collectively, “Representatives”) without the prior consent of the Fund and/or the Adviser, except to the extent compelled to do so in accordance with applicable law (in which case the Investor shall promptly notify the Adviser and the Fund of the Investor’s obligation to disclose any Confidential Information) or with respect to Confidential Information that otherwise becomes publicly available other than through breach of this provision by the Investor.  The Investor agrees to notify the Investor’s Representatives about their obligations in connection with Confidential Information and will further cause such Representatives to abide by the aforesaid provisions relating to Confidential Information.  The Investor understands and agrees that, although the Fund will use its reasonable efforts to keep the information provided in the answers to this Subscription Agreement strictly confidential, the Fund may present this Subscription Agreement and the information provided in answers to it to such parties as it deems advisable if called upon to establish the availability under any applicable law of an exemption from registration of the Units, the compliance with applicable law and any relevant exemptions thereto by the Fund or its Board, the Adviser, the Administrator or their affiliates or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Fund or its Board, the Adviser, the Administrator or their affiliates are a party or by which they are or may be bound. The Fund may also release information about the Investor if directed to do so by the Investor, if compelled to do so by law or in connection with any government or self-regulatory organization request or investigation.

III.           GENERAL

(A)
The Investor agrees to indemnify and hold harmless the Fund and its Board, the Adviser, the Subadviser, the Administrator and each of their affiliates, and each other person, if any, who controls, is controlled by or is under common control with any of the foregoing within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) arising out of or based upon (i) any false representation or warranty made by the Investor, or breach or failure by the Investor to comply with any covenant or agreement made by the Investor, in this Subscription Agreement or in any other document furnished by the Investor to any of the foregoing in connection with this transaction or (ii) any action for securities law violations instituted by the Investor which is finally resolved by judgment against the Investor. The Investor also agrees to indemnify the Fund and its Board, the Adviser, the Subadviser, the Administrator and their affiliates and agents for any and all costs, fees and expenses (including legal fees and disbursements) in connection with any damages resulting from the Investor’s assertion of lack of proper authorization from the Beneficial Owner to enter into this Subscription Agreement or perform the obligations hereof.

(B)	If any provision of this Subscription Agreement is invalid or unenforceable under any applicable law, then such

9

provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof shall be severable.

IV.           TRUSTEE, AGENT, REPRESENTATIVE OR NOMINEE

If the Investor is acting as trustee, agent, representative or nominee for a Beneficial Owner, the Investor understands and acknowledges that the representations, warranties and agreements made herein are made by the Investor (A) with respect to the Investor and (B) with respect to the Beneficial Owner.  The Investor further represents and warrants that it has all requisite power and authority from said Beneficial Owner to execute and perform the obligations under this Subscription Agreement. The Investor also agrees to indemnify the Fund and its Board, the Adviser, the Subadviser, the Administrator and each of their affiliates and each of their officers and agents for any and all costs, fees and expenses (including legal fees and disbursements) in connection with any damages resulting from the Investor’s misrepresentation or misstatement contained herein, or the assertion of the Investor’s lack of proper authorization from the Beneficial Owner to enter into this Subscription Agreement or perform the obligations hereof.

V.	ADDITIONAL INFORMATION AND SUBSEQUENT CHANGES IN THE FOREGOING REPRESENTATIONS

(A)
The Fund or the Adviser may request from the Investor such additional information as it may deem necessary to evaluate the eligibility of the Investor to acquire Units, and may request from time to time such information as it may deem necessary to determine the eligibility of the Investor to hold Units or to enable the Fund or the Adviser to determine the Fund’s or the Adviser’s compliance with applicable regulatory requirements or the Fund’s tax status, and the Investor agrees to provide such information as may reasonably be requested.

(B)
The Investor agrees to notify the Adviser promptly if there is any change with respect to any of the information or representations made herein and to provide the Adviser with such further information as the Adviser may reasonably require.

(C)
This Subscription Agreement may be executed through the appropriate Investor Application Supplement by the use of separate signature pages or in any number of counterparts, which together with the Memorandum constitute the entire agreement between the parties hereto. The counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties do not execute the same counterpart.

(D)
To the extent that state law is not preempted by the provisions of any law of the United States of America, the laws of the state of Delaware (without regard to its conflicts of law principles) govern all matters arising out of or relating to this Subscription Agreement and all transactions contemplated in connection with this Subscription Agreement, including, without limitation, its interpretation, construction, performance, and enforcement. Any disputes under this Subscription Agreement must be brought in the state courts or the Federal courts located in North Carolina and the parties hereby consent to the exclusive jurisdiction and venue of these courts.

(E)	This Subscription Agreement is not intended to confer upon any person, other than the parties hereto, any rights or remedies.

(F)
No failure by any party hereto to insist upon the strict performance of any covenant, duty, agreement or condition of this Subscription Agreement, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition hereof.

(G)
Except as otherwise provided herein, this Subscription Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their legal representatives, heirs, successors and permitted assigns.

(H)
The Investor understands that any checks sent to the Investor’s registered address or address for notices, or any wire transfers of any repurchase or distribution proceeds sent to the account indicated in the Investor Application Supplement, will constitute payment to the Investor and relieve the Fund of any further obligation to the Investor with respect to the amounts so paid and, if applicable, the Units thereby repurchased, and the Investor, for itself and any of its estate, heirs, assigns or successors of any kind, release the Fund from any further obligation with respect thereto.  The Investor also understands that the Fund may impose such procedures as it deems appropriate

10

before it will accept any change in the Investor’s registered address or the Investor’s address for notices.

(I)
The titles set forth in this Subscription Agreement are for convenience only and shall not be considered part of this Subscription Agreement in any respect, nor shall they in any way affect the substance of any provisions contained in this Subscription Agreement.

11

ASGI Corbin Multi-Strategy Fund, LLC

Investor Application Supplement

note:  this document forms part of the subscription agreement and must be read in conjunction with the subscription agreement

Part I -Account Ownership/Investor Information

Section A - Registered Holder of Record Information

Registration Name:     ___________________________________________________               Account Number: ________________________

(Print or type exact legal name in which the Units will be registered)

Registered Subscribers Legal Address (No P.O. Boxes)

Attention: ___________________________________________________________________________________________________________
Address Line 1: ___________________________________________________________________________________________________________
Address Line 2: ___________________________________________________________________________________________________________
City: ______________________	State: _____________________	Postal Code: _____________________________
Phone: ____________________	Fax: ______________________	Email: __________________________________

Section B - Investor Type

[ ] Individual Account	[ ] Joint Account	[ ] Individual Retirement Account
[ ] Revocable Trust	[ ] Irrevocable Trust	[ ] Corporation
[ ] Limited Liability Company	[ ] Limited Partnership or Limited Liability Partnership	[ ] Employee Benefit Plan or Keogh Plan
[ ] Other: ______________________________________________

Section C - Correspondence Preference

Unless otherwise indicated, all tax information will be sent to the Registered Holder. If tax information should be sent to a party other than the Registered Holder, please list their contact information in the Address for Tax Communications section below.

[   ]  E-Mail.  By selecting this option, you agree to the following: Subscriber understands and agrees Bank of New York Alternative Investment Services (the “Administrator”) may provide by electronic e-mail (to the e-mail addresses provided herein), certain disclosures, notices and statements regarding the Subscriber's account.

The Subscriber understands and agrees an authorized party to the account will notify the Alternative Strategies Group in the event an e-mail address changes. If an authorized party to the account fails to update or change an incorrect e-mail address, the Subscriber understands and agrees that communications shall nevertheless be deemed to have been delivered if sent to the e-mail address in the Administrator’s records.

12

Address for Tax Communications (if applicable)

Attention: ___________________________________________________________________________________________________________
Address Line 1: ___________________________________________________________________________________________________________
Address Line 2: ___________________________________________________________________________________________________________
City: ______________________	State: _____________________	Postal Code: _____________________________
Phone: ____________________	Fax: ______________________	Email: __________________________________

Interested Party Communications

(Please complete this section if you would like additional people to receive information, as indicated below.)

Attention: __________________________________________________________________________________________________________
Address Line 1: __________________________________________________________________________________________________________
Address Line 2: __________________________________________________________________________________________________________
City: ______________________	State: _____________________	Postal Code: ____________________________
Phone: ____________________	Fax: ______________________	Email: _________________________________
Information to Receive (please select all that apply) [ ] Financial Statements [ ] Fund Notices
Attention: __________________________________________________________________________________________________________
Address Line 1: __________________________________________________________________________________________________________
Address Line 2: __________________________________________________________________________________________________________
City: ______________________	State: _____________________	Postal Code: ____________________________
Phone: ____________________	Fax: ______________________	Email: _________________________________
Information to Receive (please select all that apply) [ ] Financial Statements [ ] Fund Notices

Part II – Subscription Information

Effective Date:	____________________________________
Subscription Amount:	____________________________________
Wells Fargo Funding Account:	_____________________________________

13

Part III – Supplemental Data for Entities

Legal form of entity:	____________________________________
State in which organized:	____________________________________
State of primary business:	_____________________________________
Year of organization:	_____________________________________
Primary Business:	_____________________________________

Was the Subscriber organized for the specific or primary purpose of acquiring the Units?

[   ] Yes              [   ] No

Part IV– Accredited Investor Status

The Investor certifies that the Investor is an “accredited investor” as defined in Regulation D promulgated under the U.S. Securities Act of 1933, as amended (“Securities Act”) because:

(Please check as appropriate)

_______	The Investor is a bank, as defined in Section 2(13) of the Securities Act, acting in its individual or fiduciary capacity;
_______ _______ _______ _______ _______ _______ _______ _______ _______
The Investor is a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its individual or fiduciary capacity;

The Investor is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

The Investor is an insurance company as defined in Section 2(a)(13) of the Securities Act;

The Investor is an investment company registered under the Investment Company Act of 1940, as amended (“Company Act”), or a business development company as defined in Section 2(a)(48) of the Company Act;

The Investor is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

The Investor is a natural person who has a net worth or joint net worth with that person’s spouse at the time of purchase of Units that exceeds $1,000,000 (“net worth” for this purpose means total assets (exclusive of the value of the Investor’s primary residence) in excess of total liabilities (note that if the amount of the mortgage(s) on your primary residence exceed the value of your primary residence, then such excess amount must be counted in your total liabilities));

The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

The Investor is a trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of acquiring Units and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business

14

_______	matters that he or she is capable of evaluating the merits and risks of the prospective investment;
_______	The Investor is a Trustee or executive officer of the Fund;
_______
The Investor is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_______
The Investor is an employee benefit plan within the meaning of ERISA, if (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_______
The Investor is an organization described in section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring Units, with total assets in excess of $5,000,000; or

_______	The Investor is an entity in which all of the equity owners meet the qualifications set forth above.

Part V – Substitute Form W-9

Under Federal income tax law, a holder of units (“Units”) is required to provide the Fund (as payer) with such holder's correct taxpayer identification number (“TIN”) on Substitute Form W-9 below. Unless otherwise indicated, all tax information will be sent to the Unitholder. If the Fund is not provided with the correct TIN, payments that are made to such holder of Units or other payee may be subject to 28% backup withholding. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Certain holders of Units (including, among others, certain foreign persons) are not subject to these backup withholding and reporting requirements. In order for a foreign person to qualify as an exempt recipient and also to qualify for an exemption from the 30% U.S. withholding tax on such Investor's distributive share of interest income on “portfolio interest” obligations held by the Fund, the foreign holder of Units must submit an IRS Form W-8 BEN, signed under penalties of perjury, attesting to that person's exempt status. Form W-8 BEN can be obtained from the Fund. Also, for a foreign Subscriber to qualify for reduced U.S. withholding tax on such Subscriber's distributive share of dividend income of the Fund under an income tax treaty, if applicable, the foreign Subscriber must submit an I.R.S. Form W-8 BEN certifying as to the Subscriber's eligibility for such treaty reduction. In the case of a foreign partnership claiming treaty benefits, Form W-8 IMY must be provided. Forms W-8 BEN and W-8 IMY may be obtained from the Fund. Foreign Subscribers will be required to obtain a TIN to qualify for reduced rates of withholding on securities that are not publicly traded.

If the submitting holder of Units has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the holder may check the box in Part III of the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding completion of these items, the Fund will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Fund, but will refund such amounts if a TIN is provided to the Fund within 60 days.

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE GUIDELINES BELOW FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Name (as shown on your income tax return)

___________________________________________________________________

U.S. Tax Identification Number

___________________________________________________________________

15

Under penalties of perjury, I certify that: (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding** or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding. (3) I am a U.S. person (including a U.S. resident alien).

** For a list of payees exempt from backup withholding, see below.

Certification Instructions: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

I am awaiting a tax identification number

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty (60) days.

Obtaining a Number
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding
The following is a list of payees exempt from backup withholding and for which no information reporting is required.
(1)
An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement plan or custodial account under section 403(b)(7) of the Code, if the account satisfies the requirements of section 401(f)(2) of the Code.

(2)	The United States or any agency or instrumentality thereof.
(3)	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
(4)	A foreign government, a political subdivision of a foreign government, or an agency or instrumentality thereof.
(5)	An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:
(6)	A corporation.
(7)	A foreign central bank of issue.
(8)	A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.
(10)	A real estate investment trust.
(11)	An entity registered at all times under the Investment Company Act of 1940.
(12)	A common trust fund operated by a bank under section 584(a) of the Code.
(13)	A financial institution.
(14)	A middleman known in the investment community as a nominee or custodian
(15)	A trust exempt from tax under section 664 of the Code, or a non-exempt trust described in section 4947 of the Code.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. File this form with the Fund, furnish your TIN, write “EXEMPT” on the face of the form and sign and date the form. If you are a foreign entity not subject to backup withholding, give the Fund a completed Form W-8BEN.

16

Privacy Act Notice. Section 6109 of the Code requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. (2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) Misuse of Taxpayer Identification Number. If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

17

Part VI – Wells Fargo Bank, N.A. Certification and Signatures

Section D – Capacity in which Wells Fargo Bank, N.A. is Acting. Please check one of the following

[   ] Trustee. Wells Fargo Bank, N.A. certifies it has all the necessary power and authority to act on behalf of the Subscriber with respect to the investments in the Fund.

[   ] Investment Adviser (Discretionary). Wells Fargo Bank, N.A. certifies it has all the necessary power and authority to act on behalf of the Subscriber with respect to the investments in the Fund.

Section E – Signatures

The undersigned Subscriber represents and warrants to the Fund, Alternative Strategies Group, Inc. and the Administrator:

1. The information provided in this Subscription Agreement is complete and accurate, the Fund, Alternative Strategies Group, Inc. and the Administrator may rely on it and verify it;

2. I/we will notify Alternative Strategies Group, Inc. immediately of any material changes in the information occurring prior to my/our acquisition of any Units; and

IN WITNESS WHEREOF, I/we have executed this Subscription Agreement and hereby represent, warrant and certify that the representations and warranties provided above may be relied upon by the Fund, Alternative Strategies Group, Inc. and the Administrator as of the date hereof and as of the date of the closing of the issuance and sale of Units and as of the date of any additional purchase of Units.

The foregoing Subscriber Agreement is made as of the date stated below by the Subscriber:

Signature of Authorized Wells Fargo Bank, N.A. Representative
Printed Name of Authorized Wells Fargo Bank, N.A. Representative
Title of Authorized Wells Fargo Bank, N.A. Representative
Employee ID
Date Executed

18

Appendix A - Document Checklist (applicable to Grantor or Revocable Trusts and ALL Entity Subscribers)

Grantor or Revocable Trust

1) A certified copy of the Certificate of Trust or Trustee Certification of Investment Powers, and

2) A copy of the Certificate of Registration or Power of Attorney listing the name of each Trustee and any additional person(s) authorized to trade in the account if not expressly named in Trust Agreement.

C Corporation, S Corporation, Endowment or Foundation

1) A certified copy of the Certificate of Incorporation of the Company, and

2) A list of the names of the directors, and any additional person(s) authorized to trade in the account (please put on Corporation's official letterhead), and

3) If a non-profit corporation (or Foundation), proof of tax-exempt status.

Limited Liability Company

1) A certified copy of the Certificate of Formation of the Limited Liability Company, and

2) A list of the names of the managing members, and any additional person(s) authorized to trade in the account (please put on LLC's official letterhead).

Limited Partnership or Limited Liability Partnership

1) A certified copy of the Certificate of Limited Partnership or Certificate of Registration of the Partnership, and

2) A list of the names of the general partners and person(s) authorized to trade in the account (please put on Partnership's official letterhead).

Non-Grantor or Irrevocable Trust

1) A certified copy of the Certificate of Trust or Trustee Certification of Investment Powers, and

2) A copy of the Certificate of Registration or Power of Attorney listing the name of each Trustee and any additional person(s) authorized to trade in the account if not expressly named in Trust Agreement.

Employee Benefit Plan or Keogh

1) A certified copy of the Plan Documents, and

2) A list of the names, street and e-mail addresses, and telephone numbers of each person authorized to act for the plan in connection with the investment of plan assets in Units, and

3) A copy of IRS determination letter or other evidence of plan's tax-exempt status.

Other Entities

1) A certified copy of organizational certificates and/or documents, and

2) A list of the names, social security numbers, dates of birth and addresses of person(s) authorized to trade in the account, and if tax-exempt, proof of tax-exempt status.

19

FUND ACCEPTANCE

Please do not mark.  For Internal Use Only.

Agreed and Accepted:

ASGI CORBIN MULTI-STRATEGY FUND, LLC

By:

Name:

Title:

20

SCHEDULES OF PORTFOLIO HOLDINGS OF THE PREDECESSOR PRIVATE FUND MANAGED BY THE
SUBADVISER (THE “PREDECESSOR FUND”)

Private Fund Interests Held by the Predecessor Fund

(UNAUDITED)

Issuer Name	Manager/General Partner/Managing Member Name	Class or Series	Estimated Value ($)

Anchorage Capital Partners, L.P.	General Partner - Anchorage Capital Group, L.L.C.	Class C/0330, SFBDC/0330, SPATC/0330, SSPPC/0330, STONC/0330	1,601,771
Anchorage Short Credit Fund, L.P.	General Partner - Anchorage Capital Group, L.L.C.	D/014-0109, D/014-1108	529,201
Archer Capital Fund, L.P.	General Partner - Archer Partners GP, L.L.C.		77,433
Archer SPE I, L.L.C.	Managing Member - Archer SPE Manager, L.L.C.		110,383
Axial Capital Institutional, LP	General Partner - Axial Capital Partners GP, LLC		1,229,359
BlueCrest Capital L.P.	General Partner - BlueCrest Capital Ltd.	Class A	1,822,327
Brevan Howard Asia Fund L.P.	General Partner - Brevan Howard General Partner Limited	Series A	1,471,815
Brevan Howard L.P.	General Partner - Brevan Howard General Partner Limited	Series B	1,215,892
Brigade Leveraged Capital Structures Fund LP	General Partner - Brigade Capital GP, LLC		1,289,038
Clairvoyance Asia Fund II, Ltd.	Investment Manager - Clairvoyance Capital Advisors Pte. Ltd.	Class A Unrestricted Series 1	914,280
COMAC Global Macro Fund LP	General Partner - COMAC International Limited		1,450,593
CQS ABS Feeder Fund Limited	Investment Manager - CQS Cayman Limited Partnership	Class B USD	1,135,949
Davidson Kempner Partners	General Partner - MHD Management Co.		1,194,880
D.E. Shaw Composite Fund, L.L.C.	Investment Manager - D.E. Shaw & Co., L.L.C.		118,308
D.E. Shaw Oculus Fund, L.L.C.	Investment Manager - D.E. Shaw & Co., L.L.C.		983,928
Drawbridge Special Opportunities Fund LP	General Partner - Drawbridge Special Opportunities GP LLC		1,594,514
Garrison Special Opportunities Fund LP	General Partner - Garrison Special Opportunities GP LLC		1,484,358
Halcyon Structured Opportunities Fund L.P.	General Partner - Halcyon Structured Opportunities LLC		105,165
Jet Capital Concentrated Fund, L.P.	General Partner - Jet Capital Management, L.L.C.		1,528,856
Mariner-Tricadia Credit Strategies Fund, L.P.	General Partner - Tricadia Capital, LLC		1,899,523
Perella Weinberg Partners Asset Based Value Fund LP	General Partner - Perella Weinberg Partners Asset Based Value GP L.P.		1,777,240
Plexus Fund Limited	Investment Manager - Plexus Partners LLP	Class A3, Class B3	33,489
Polygon Global Opportunities Fund LP	General Partner - Polygon General Partner Limited	Class E	184,226
QVT Associates II LP	General Partner - QVT Associates GP LLC		457,826

  (UNAUDITED)

QVT Associates II Holdings Ltd.	Investment Manager - QVT Financial GP LLC		92,425
Saba Capital Partners, L.P.	General Partner - Saba Capital, LLC	Class C Eligible	1,227,336
Soundpost Capital, LP	General Partner - Soundpost Advisors, LLC		1,095,905
TPG-Axon Partners, LP	General Partner - TPG-Axon Partners GP, L.P.		253,324
Tyticus Partners II Ltd.	Investment Manager - Ridgefield Capital Asset Management, L.P.	Class A, Series 1F	109,387
WCG Partners, L.P.	General Partner - WCG Advisors, LLC	Class A Eligible	697,382

  (UNAUDITED)

Securities and Derivative Positions Held by the Predecessor Fund

(UNAUDITED)

Listed Index Options (UNAUDITED)

MSTradeID	Description	Symbol	Long/Short	Quantity
99OCVJVC5	CALL - VIX $25 EXP 03/16/2011 CBOE VOLATILITY INDEX	VIX110316C00025000	Long	4
99AM9FNR7	CALL - VIX $24 EXP 02/16/2011 CBOE VOLATILITY INDEX	VIX110216C00024000	Long	2
99OCVJVB7	CALL - VIX $22.50 EXP 03/16/2011 CBOE VOLATILITY INDEX	VIX110316C00022500	Long	2
99OCSSQD3	CALL - VIX $22.50 EXP 02/16/2011 CBOE VOLATILITY INDEX	VIX110216C00022500	Long	4
99AMBB9D0	CALL - VIX $21 EXP 01/19/2011 CBOE VOLATILITY INDEX	VIX110119C00021000	Long	4

CDS (UNAUDITED)

MS TradeID	Underlying	Trade Date	Maturity Date	Long/Short	Base Ccy	Notional In Base Ccy	Fixed Rate
ZHVBK	BorgWarner Inc.	Feb 5, 2010	Mar 20, 2015	Long	USD	57,000	100.00
RFQMA	Caterpillar Financial Services Corporation	Nov 24, 2008	Dec 20, 2013	Long	USD	29,500	273.00
RVKAZ	CDX.NA.HY.12-V8	Jul 9, 2009	Jun 20, 2014	Long	USD	183,300	500.00
M4YFN	CMBX.NA.AM.1	Aug 20, 2010	Oct 12, 2052	Long	USD	66,000	50.00
N9FUY	Credit Suisse (USA), Inc.	Oct 23, 2007	Dec 20, 2014	Long	USD	81,000	33.00
N7HE2	Federal Republic of Germany	Aug 8, 2008	Sep 20, 2018	Long	USD	114,000	12.00
MG2CU	Federative Republic of Brazil	Oct 25, 2010	Dec 20, 2015	Long	USD	130,000	100.00
NIQ1X	iTraxx Europe Sub Financials Series 10 Version 1	Dec 5, 2008	Dec 20, 2013	Long	EUR	147,500	220.00
N7BA6	iTraxx Europe Sub Financials Series 9 Version 1	Jul 15, 2008	Jun 20, 2013	Long	EUR	92,000	290.00
N5H8W	Kingdom of Spain	Feb 7, 2008	Mar 20, 2018	Long	USD	42,000	40.00
NI8T8	KINGDOM OF SWEDEN	Oct 29, 2008	Dec 20, 2015	Long	USD	42,000	69.00
RDWD2	Lowe's Companies, Inc.	Oct 28, 2008	Dec 20, 2013	Long	USD	126,000	125.00
ZHVDY	Masco Corporation	Feb 5, 2010	Mar 20, 2015	Long	USD	57,000	100.00
N8HE0	MBIA Inc.	Nov 28, 2007	Dec 20, 2012	Long	USD	19,000	480.00
RQ4RD	National Rural Utilities Cooperative Finance Corporation	May 4, 2009	Jun 20, 2014	Long	USD	98,000	100.00
RWW2H	National Rural Utilities Cooperative Finance Corporation	Jul 23, 2009	Sep 20, 2014	Long	USD	32,500	100.00
RTGJG	Nordstrom, Inc.	Jun 5, 2009	Jun 20, 2014	Long	USD	100,000	100.00

(UNAUDITED)

N5H82	Portuguese Republic	Feb 7, 2008	Mar 20, 2018	Long	USD	10,500	45.00
Z6K4Q	ProLogis	Nov 3, 2009	Dec 20, 2014	Long	USD	31,500	100.00
ZA4WH	ProLogis	Dec 1, 2009	Dec 20, 2014	Long	USD	31,500	100.00
ZSR1B	QANTAS AIRWAYS LIMITED	Apr 6, 2010	Jun 20, 2015	Long	USD	56,000	100.00
N5H92	REPUBLIC OF ITALY	Feb 7, 2008	Mar 20, 2018	Long	USD	31,500	48.00
Z6K51	Simon Property Group, L.P.	Nov 3, 2009	Dec 20, 2014	Long	USD	63,000	100.00
Z6U08	Simon Property Group, L.P.	Nov 9, 2009	Dec 20, 2014	Long	USD	63,000	100.00
REHTP	The Dow Chemical Company	Nov 12, 2008	Dec 20, 2013	Long	USD	21,000	150.00
RTGJZ	The Dow Chemical Company	Jun 5, 2009	Jun 20, 2014	Long	USD	50,000	100.00
RTKM9	The Dow Chemical Company	Jun 9, 2009	Jun 20, 2014	Long	USD	50,000	100.00
NLZ92	The Goldman Sachs Group, Inc.	Oct 10, 2007	Dec 20, 2017	Long	USD	80,000	47.00
R1JNX	Wells Fargo & Company	Feb 7, 2008	Mar 20, 2014	Long	USD	20,500	73.00
RGDT6	Yum! Brands, Inc.	Dec 5, 2008	Dec 20, 2013	Long	USD	59,000	230.00

F/X Options (UNAUDITED)

MSTradeID	Description	Trade Date	Maturity Date	Long/Short	Buy Ccy	Buy Ccy Amt	Sell Ccy	Sell Ccy Amt
NFG092	JPY Put Option; Strike: 120	Apr 22, 2010	Apr 24, 2014	Long	USD	487,500	JPY	58,500,000
NFG1BS	JPY Put Option; Strike: 130	Apr 22, 2010	Apr 24, 2014	Short	USD	487,500	JPY	63,375,000
OW5K09	JPY Put Option; Strike: 110	Mar 1, 2010	Feb 28, 2013	Short	USD	132,000	JPY	14,520,000
OW5K0O	JPY Put Option; Strike: 100	Mar 1, 2010	Feb 28, 2013	Long	USD	132,000	JPY	13,200,000
OWLQDT	JPY Put Option; Strike: 100	Feb 22, 2010	Feb 22, 2012	Long	USD	264,000	JPY	26,400,000

(UNAUDITED)

OTHER ASSETS/LIABILITIES TO BE TRANSFERRED FROM THE PREDECESSOR FUND TO THE FUND

(UNAUDITED)

Name/Description	Estimates of Dollar Amount

Cash	$520,526
Cash at broker	243,622
Due from Sandelman Opportunity Fund, L.P. (12/31/09 redemption)	1,206
Due from Corbin Opportunity Fund, L.P. (9/30/10 redemption)	74,394
Due from Castine Partners II, LP (11/30/10 redemption)	17,089
Due from Sorin Fund L.P. (11/30/10 redemption)	17,555
Due from QVT Associates II LP (12/31/10 redemption)	42,000
Due from TPG-Axon Partners, LP (12/31/10 redemption)	120,000
Accrued Interest Payable	(915)
Accrued Management Fees Payable	(51,264)
Due to Investors	(1,778,085)

SUBSEQUENT EVENT

(UNAUDITED)

As of January 1, 2011 the Precessor Fund merged into the Fund.

(UNAUDITED)

ASGI CORBIN MULTI-STRATEGY FUND LLC

PART C—OTHER INFORMATION

Item 25.                  Financial Statements and Exhibits

(1)	Financial Statements:

Schedules of the predecessor fund (unaudited).

(2)	Exhibits:

	(a)	(i) Certificate of Formation dated November 19, 2010 filed herewith.

(ii) Limited Liability Company Agreement dated November 19, 2010 is included under Appendix A of the Private Placement Memorandum in this Registration Statement.

	(b)	Bylaws dated November 19, 2010 filed herewith.

	(c)	Not applicable.

	(d)	See (2)(a) and (2)(b).

	(e)	Not applicable.

	(f)	Not applicable.

	(g)	(i) Investment Advisory Agreement between Registrant and Alternative Strategies Group, Inc. (the “Adviser”) dated December 10, 2010 filed herewith.

(ii) Investment Subadvisory Agreement between ASGI and Aurora Investment Management, L.L.C. (the “Subadviser”) dated December 23, 2010 filed herewith.

	(h)	Not applicable.

	(i)	Not applicable.

	(j)	(i) Custody Agreement dated August 26, 2010 incorporated by reference to the Form N-2 filing for ASGI Agility Income Fund (filed September 2, 2010) (the “Agility Income Fund Initial Filing”).

(ii) Custody Agreement Amendment A dated November 16, 2010 filed herewith.

	(k)	(i) Administrative Services Agreement dated August 26, 2010 incorporated by reference to the Agility Income Fund Initial Filing.

(ii) Amendment to the Administrative Services Agreement dated December 15, 2010 filed herewith.

(iii) Expense Limitation Agreement dated December 10, 2010 filed herewith.

(iv) Wholesaling and Placement Agent Agreement between Registrant and Alternative Strategies Brokerage Services, Inc. ("ASBSI") dated December 10, 2010 filed herewith.

	(l)	Not applicable.

	(m)	Not applicable.

	(n)	Not applicable.

	(o)	Not applicable.

	(p)	Not applicable.

	(q)	Not applicable.

	(r)	(i) Code of Ethics of the Adviser, ASBSI and the Fund filed herewith.

(ii) Code of Ethics under 17j-1 filed herewith.

	(s)	Power of Attorney dated December 10, 2010 filed herewith.

Item 26.                  Marketing Arrangements

Not applicable.

Item 27.                  Other Expenses of Issuance and Distribution

Not applicable.

Item 28.                  Persons Controlled by or Under Common Control

Not applicable.

Item 29.                  Number of Holders of Securities

Set forth below is the number of record holders as of December 31, 2010 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Shares of Beneficial Interest	1

Item 30.                      Indemnification

Registrant’s Limited Liability Company Agreement contains provisions limiting the liability of the Registrant’s Manager and providing for indemnification of the Registrant’s Managers, officers and employees (including their respective executors, heirs, assigns, successors, or other legal representatives) under certain circumstances.  The Registrant hereby undertakes that it will apply the indemnification provision of the Limited Liability Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

Registrant, in conjunction with the Adviser and Registrant’s Board of Managers, maintains insurance on behalf of any person who is an Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position.  Registrant will not pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify.

Item 31.                      Business and Other Connections of Investment Adviser

Information regarding any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of Alternative Strategies Group, Inc. (the “Adviser”) is, or at any time during the past two fiscal years has been, engaged is set forth in the private placement memorandum and/or incorporated by reference to Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (File no. 801-64191).  The principal business address of the Adviser is 401 South Tryon Street, Charlotte, NC 28202.

Information regarding any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of Corbin Capital Partners, L.P. (the “Subadviser”) is, or at any time during the past two fiscal years has been, engaged is set forth in the private placement memorandum and/or incorporated by reference to Form ADV filed by the Subadviser with the SEC pursuant to the Advisers Act (File no. 801-67735).  The principal business address of the Subadviser is 590 Madison Avenue, 31st Floor, New York, NY 10022.

Item 32.                      Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, The Bank of New York Mellon Corporation, Alternative Investment Services, located at 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809 and custodian, and The Bank of New York Mellon Corporation, located at c/o The Bank of New York Mellon, 101 Barclay Street, 17th Floor West, New York, NY 10286, with the exception of certain documents that are in the possession and custody of the Adviser, located at 401 South Tryon Street, Charlotte, NC 28202; and the Subadviser, located at 767 Fifth Avenue, New York, NY 10153.  Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser and the Subadviser.

Item 33.                      Management Services

Not applicable.

Item 34.                      Undertakings

Not applicable.

Signatures

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston in the Commonwealth of Massachusetts this 4th day of January 2011.

ASGI CORBIN MULTI-STRATEGY FUND, LLC

By:	/s/ Lloyd Lipsett
Lloyd Lipsett
Assistant Secretary

INDEX TO EXHIBITS

(a)	Certificate of Formation dated November 19, 2010.

(b)	Bylaws dated November 19, 2010.

(g)	(i)	Investment Advisory Agreement between Registrant and Alternative Strategies Group, Inc. (the “Adviser”) dated December 10, 2010.

(ii)	Investment Subadvisory Agreement between ASGI and Aurora Investment Management, L.L.C. (the “Subadviser”) dated December 23, 2010.

(j)	Custody Agreement Amendment A dated November 16, 2010.

(k)	(i)	Amendment to Administrative Services Agreement dated December 15, 2010.

(ii)	Expense Limitation Agreement dated December 10, 2010.

(iii)	Wholesaling and Placement Agent Agreement between Registrant and Alternative Strategies Brokerage Services, Inc. ("ASBSI") dated December 10, 2010 filed herewith.

(r)	(i)	Code of Ethics of the Adviser, ASBSI and the Fund.

(ii)	Code of Ethics under 17j-1.

(s)	Power of Attorney dated December 10, 2010.